                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


_ Pre-Effective Amendment No. .........             _ Post-Effective Amendment No. .........

                        (Check appropriate box or boxes)

--------------------------------------------------------------------------------

Exact Name of Registrant as Specified in Charter:             Area Code and Telephone Number:

   ONE Fund, Inc.                                                (513) 794-6316

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

   One Financial Way, Cincinnati, Ohio 45242

Name and Address of Agent for Service:          With a copy to:

   Ronald L. Benedict, Esq.                     W. Randolph Thompson, Esq.
   ONE Fund, Inc.                               Of Counsel
   One Financial Way                            Jones & Blouch L.L.P.
   Cincinnati, Ohio 45242                       1025 Thomas Jefferson Street, NW
                                                Suite 405 West
                                                Washington, D.C. 20007

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
--------------------------------------------------------------------------------

Title of Securities Being Registered:  Common stock (par value $.001 per share)

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.
--------------------------------------------------------------------------------


It is proposed that this filing will become effective on October 13, 1999, pursuant to Rule 488.
------------------------------------------------------------------------------

                                     PART A

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 371
                                                           Cincinnati, Ohio
                                                           45201-0371
                                                           Telephone:
One FundSM                                                 800-578-8078


October 13, 1999


Dear ONE Fund Shareholder:


Enclosed are information and voting instructions from your ONE Fund Board of Directors regarding important proposals related to the proposed merger of the International and Global Contrarian Portfolios and the Income and Tax-Free Income Portfolios. A special meeting of the Global Contrarian and Tax-Free Income Portfolio's shareholders will be held on November 1, 1999 to seek your approval of the proposed mergers. Shareholders of the Tax-Free Income Portfolio are only entitled to vote regarding the Tax-Free Income Portfolio merger. Shareholders of the Global Contrarian Portfolio are only entitled to vote regarding the Global Contrarian Portfolio merger. If you own shares of both Portfolios, you may vote regarding both proposals.



Your Board of Directors believes that the proposed mergers are in your best interests. We recommend that you vote FOR the applicable proposal.


Your vote is important! To avoid extra expenses to ONE Fund, please complete, sign and return the proxy promptly in the envelope provided. No postage is needed if you mail it in the United States. As always, we thank you for your confidence and support.

Sincerely,

JOHN J. PALMER
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                                 ONE FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------


                          GLOBAL CONTRARIAN PORTFOLIO


                           TAX-FREE INCOME PORTFOLIO


                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS


                                                                November 1, 1999



     A special meeting of the shareholders of the Tax-Free Income and the Global Contrarian Portfolios of ONE Fund, Inc. will be held in ONE Fund's offices at One Financial Way in Montgomery, Ohio. The meeting will begin at 8:30 a.m. Eastern time on November 1, 1999. The reason for the meeting is to act on these proposals:



          1. To approve the merger of the Global Contrarian Portfolio into the International Portfolio.



          2. To approve the merger of the Tax-Free Income Portfolio into the Income Portfolio.


          3. To transact any other business that may properly come before the meeting.


     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of any of these two portfolios at the close of business on September 1, 1999. You are only entitled to vote if you are a shareholder of either or both the Tax-Free Income or Global Contrarian Portfolios.


     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (ONE FUND'S MANAGEMENT AND BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.

                                        RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary


October 13, 1999

                           PROSPECTUS/PROXY STATEMENT
                                OCTOBER 13, 1999


                            ------------------------

                                 ONE FUND, INC.
                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078

This prospectus/proxy statement relates to two proposed mergers of portfolios of ONE Fund, Inc. ("ONE Fund") -- the Tax Free Income Portfolio into the Income Portfolio and the Global Contrarian Portfolio into the International Portfolio. The merged portfolios will then continue as the Income Portfolio and the International Portfolio, respectively. As a result of the mergers, each shareholder of the Tax-Free Income Portfolio and of the Global Contrarian Portfolio will own that number of shares, including fractional shares, of the Income Portfolio and International Portfolio, respectively, equal in dollar value at the time of the mergers to the value of the shareholder's shares of the Tax-Free Income Portfolio or Global Contrarian Portfolio, as applicable. The terms and conditions of the mergers are fully described in this prospectus/proxy statement and in the Plan of Merger and Liquidation attached hereto as an appendix.

This prospectus/proxy statement sets forth concisely the information you should know before voting on the Plan of Merger and Liquidation. You should retain it for future reference.


For more information, you can obtain a free copy of the Statement of Additional Information ("SAI") dated October 13, 1999. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus/proxy statement. To obtain your free copy, call us at (800) 578-8078 or write to One Financial Way, Cincinnati, Ohio 45242. At your request, we can also provide you with a free copy of the current prospectus of ONE Fund.


THE SEC HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
INTRODUCTION AND VOTING INFORMATION.........................       4
  Special Meeting; Voting of Proxies; Adjournment...........       4
  Proxy Solicitation........................................       4
  Revocation of Proxies.....................................       5
  Additional Information....................................       5

SUMMARY.....................................................       5
  Proposed Mergers..........................................       5
  Reasons for the Mergers...................................       5
  Investment Objectives and Policies........................       6
  Fees and Expenses.........................................       6
  Purchase and Redemption...................................       6
  Dividends and Distributions...............................       7
  Federal Income Tax Consequences...........................       7
  Exchange Offer............................................       8

PRINCIPAL RISK FACTORS......................................       8
THE PLAN....................................................      13
  Plan of Merger and Liquidation............................      13
  Reasons for the Mergers...................................      13
  Federal Income Tax Consequences...........................      13
  Capitalization............................................      14
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND RISK
  FACTORS...................................................      14
  Investment Objectives.....................................      14
  Additional Risk Factors...................................      15
MANAGEMENT..................................................      17
  Investment Adviser and Subadviser.........................      17
  Investment Style..........................................      17
  Portfolio Managers........................................      18
  Fund Services.............................................      18
SHAREHOLDER INFORMATION.....................................      19
  Buying Shares.............................................      19
  Purchase Price............................................      19
  12b-1 Fees................................................      19
  Sales Contests............................................      19
  Reducing the Sales Charge.................................      19
  Flexibility Features......................................      21
  Redeeming Shares..........................................      22
  Dividend, Distributions and Taxes.........................      22

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.................      23

FINANCIAL HIGHLIGHTS........................................      23

APPENDIX: PLAN OF MERGER AND LIQUIDATION....................      28

                      INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT


     We are furnishing this prospectus/proxy statement to you in connection with the solicitation by ONE Fund's Board of Directors of proxies to be used at a special meeting of the shareholders of the Tax-Free Income Portfolio and the Global Contrarian Portfolio to be held on November 1, 1999, and at any adjournment thereof. The purpose of the meeting is to vote on a Plan of Merger and Liquidation providing for the merger of the Tax-Free Income Portfolio into the Income Portfolio and the Global Contrarian Portfolio into the International Portfolio, as more fully described below. The shareholders of the Tax-Free Income Portfolio will vote on the merger of the Tax-Free Income Portfolio into the Income Portfolio and the shareholders of the Global Contrarian Portfolio will vote on the merger of the Global Contrarian Portfolio into the International Portfolio. The prospectus/proxy statement is being furnished to shareholders on or about October 13, 1999.


     THE BOARD OF DIRECTORS OF ONE FUND HAS APPROVED THE PLAN AND RECOMMENDS THAT THE SHAREHOLDERS OF THE TAX-FREE INCOME PORTFOLIO AND THE GLOBAL CONTRARIAN PORTFOLIO VOTE FOR THE PLAN AND THE MERGERS WHICH IT CONTEMPLATES.


     Shareholders of record of each of the portfolios at the close of business on September 1, 1999, the record date, are entitled to vote at the meeting. As of the record date, the number of issued and outstanding shares of the portfolios were 629,110.528 for the Tax-Free Income Portfolio and 384,592.778 for the Global Contrarian Portfolio. At that time, The Ohio National Life Insurance Company ("ONLI") was a controlling person of the Tax-Free Income Portfolio and of the Global Contrarian Portfolio because it owned 553,939.869 shares (88.1% of the total) and 273,068.988 shares (71.0% of the total), respectively. Shareholders are entitled to one vote for each share held. A quorum must be present for the transaction of business at the meeting. The holders of record of one-third of the shares outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting. The approval of the plan requires the affirmative vote of a majority of all the votes entitled to be cast by shareholders of the portfolios. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for the plan or any other issue.


     The proxies will vote in accordance with your direction, as indicated on your proxy ballot, if the proxy ballot is received and is properly executed. If you properly execute your proxy and give no voting instructions with respect to the plan, the proxies will vote your shares in favor of the plan. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. We are not aware of any other matters to come before the meeting.

     If either (i) a quorum is not present at the meeting or (ii) a quorum is present but sufficient votes in favor of approving the plan are not received by 8:30 a.m., Eastern time, November 1, 1999, then the persons named as proxies in the enclosed form of proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least a majority of the shares of the Tax-Free Income Portfolio and/or Global Contrarian Portfolio represented, in person or by proxy, at the session of the meeting to be adjourned. The proxies will vote those proxies that they are required to vote FOR the plan in favor of such an adjournment and will vote those proxies required to be voted AGAINST the plan against such an adjournment.

PROXY SOLICITATION


     We will solicit proxies primarily by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of ONE Fund or its investment adviser, Ohio National Investments, Inc., who will not be specially compensated for these services. Ohio National Investments, Inc. will bear the costs and expenses of the mergers, including costs of preparing, filing, printing and mailing proxy solicitation material and disclosure documents and the related legal fees. Banks, brokers, and other persons holding shares of the Tax-Free Income Portfolio and the Global Contrarian Portfolio as nominees will be reimbursed for their reasonable expenses incurred in sending proxy materials to and obtaining voting information from the beneficial owners of those shares.

REVOCATION OF PROXIES

     You may revoke your proxy before the meeting by giving written notice to the Secretary of ONE Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked.

ADDITIONAL INFORMATION


     As indicated above, ONLI is a controlling person of all the portfolios, except the International Portfolio, based on its ownership of a majority of shares of the portfolios. In addition, as of that date, Bradley Warnemunde of Cincinnati, Ohio owned 51,495,932 shares of the International Portfolio having a total net asset value of $550,492 and representing 7.8% of the portfolio. As of that date, no other shareholder owned more than 5% of the shares of any of the portfolios. The amount of shares of each portfolio held by officers and directors of ONE Fund, as a group was less than 1%.


                                    SUMMARY


     The following is a summary of certain information contained in or incorporated by reference into this prospectus/proxy statement. It is qualified in its entirety by the more detailed information appearing elsewhere in, or incorporated by reference into this prospectus/proxy statement.


PROPOSED MERGERS

     ONE Fund currently has nine fully diversified portfolios. The Board of Directors of ONE Fund has approved the merger of the Tax-Free Income Portfolio into the Income Portfolio and the merger of the Global Contrarian Portfolio into the International Portfolio. Each merger is to be effective upon approval by a majority vote of the shareholders of the relevant portfolio. If you are a shareholder of the Tax-Free Income Portfolio, you are being asked to approve the merger of the Tax-Free Income Portfolio into the Income Portfolio. If you are a shareholder of the Global Contrarian Portfolio, you are being asked to approve the merger of the Global Contrarian Portfolio into the International Portfolio. We expect each merger to be effective on November 1, 1999.

     After the merger of the Tax-Free Income Portfolio into the Income Portfolio, the merged portfolios will continue as the Income Portfolio with its investment objective being high current income by investing primarily in investment-grade fixed income securities and the equivalent, with preservation of capital as a secondary objective. After the merger, the Income Portfolio will not include the tax-free municipal securities that have constituted most of the assets of the Tax-Free Income Portfolio. Income received from investments in the Income Portfolio will be subject to income taxation.

     After the merger of the Global Contrarian Portfolio into the International Portfolio, the merged portfolios will continue as the International Portfolio. Both portfolios currently have as their investment objective total return on assets by investing primarily in securities of foreign companies. Accordingly, the merger of the Global Contrarian Portfolio into the International Portfolio will not result in any change in investment objective.

REASONS FOR THE MERGERS

     We believe that the mergers will provide shareholders of the Tax-Free Income Portfolio and the Global Contrarian Portfolio with an investment in a larger portfolio with the same or similar investment objective, more favorable expense ratio and greater possibilities for economies of scale. The Board of Directors, including a majority of the directors who are not interested persons of ONE Fund, has determined that the mergers are consistent with the best interests of ONE Fund and its shareholders, that the terms of the mergers are fair and reasonable, and that the interests of the shareholders of the Tax-Free Income Portfolio and the Global Contrarian Portfolio will not be diluted as a result of the mergers.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives, policies and restrictions of the Tax-Free Income Portfolio and the Income Portfolio are similar. The principal differences are that the Tax-Free Income Portfolio generally invests only in securities that pay interest which is exempt from federal income tax and it only purchases investment grade securities. By contrast, the Income Portfolio invests in securities that pay taxable interest and may invest in below-investment grade securities.

     The investment objectives, policies and restrictions of the Global Contrarian Portfolio and the International Portfolio are the same. Both portfolios seek total return on assets by investing primarily in securities of foreign companies.

FEES AND EXPENSES

     The management fees and other operating expenses of the portfolios as a percentage of average daily net assets for the fiscal year ended June 30, 1999 were as follows:

                                                MANAGEMENT     12B-1      OTHER      TOTAL OPERATING
                                                   FEES       FEES(1)    EXPENSES       EXPENSES
                                                ----------    -------    --------    ---------------
Tax-Free Income Portfolio(2)..................     0.60%       0.25%       0.77%          1.62%
Income Portfolio(2)...........................     0.50%       0.25%       0.80%          1.55%
Global Contrarian Portfolio...................     0.90%       0.25%       2.25%          3.40%
International Portfolio.......................     0.90%       0.25%       1.41%          2.56%

---------------

(1) The 12b-1 fees shown above are based on an estimate that no individual sales representative will reach critical production levels this year. In later years, these fees could be slightly higher, but no higher than 0.30%.

(2) The investment adviser for the portfolios is presently voluntarily waiving 0.15% of its management fees for certain portfolios. With those waivers, the management fees are 0.45% for the Tax-Free Income Portfolio and 0.35% for the Income Portfolio. Current total operating expenses are 1.62% for the Tax-Free Income Portfolio and 1.39% for the Income Portfolio.

     The following is an example intended to help you compare the cost of investing in these portfolios versus other portfolios. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Tax-Free Income Portfolio...............................   $459     $  794     $1,151      $2,154
Income Portfolio........................................   $453     $  775     $1,120      $2,090
Global Contrarian Portfolio.............................   $746     $1,257     $1,793      $3,248
International Portfolio.................................   $677     $1,049     $1,443      $2,544

PURCHASE AND REDEMPTION

     Each portfolio's shares are continuously offered through One Fund's principal underwriter, Ohio National Equities, Inc. ("ONEQ"), and through other securities dealers that execute a distribution agreement with ONEQ. The shares are offered at the public offering price which is the net asset value per share plus a sales charge, if applicable. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The following sales charges are imposed on purchases:

                                     TAX-FREE INCOME PORTFOLIO             GLOBAL CONTRARIAN PORTFOLIO
                                        AND INCOME PORTFOLIO               AND INTERNATIONAL PORTFOLIO
                                ------------------------------------   ------------------------------------
                                SALES CHARGE AS A % OF:                SALES CHARGE AS A % OF:
                                -----------------------                -----------------------
                                OFFERING    NET AMOUNT      DEALER     OFFERING    NET AMOUNT      DEALER
      AMOUNT OF PURCHASE          PRICE      INVESTED     CONCESSION     PRICE      INVESTED     CONCESSION
      ------------------        ---------   -----------   ----------   ---------   -----------   ----------
Less than $25,000.............    3.00%        3.09%         2.80%       5.00%        5.26%         4.70%
$25,000 -- $49,999............    3.00%        3.09%         2.80%       4.50%        4.71%         4.25%
$50,000 -- $99,999............    2.50%        2.56%         2.35%       4.00%        4.17%         3.80%
$100,000 -- $249,999..........    2.50%        2.56%         2.35%       3.50%        3.63%         3.35%
$250,000 -- $499,999..........    2.00%        2.04%         1.90%       2.50%        2.56%         2.40%
$500,000 -- $999,999..........    1.50%        1.52%         1.45%       2.00%        2.04%         1.95%
$1,000,000 and over...........    None*        None*         None**      None*        None*         None**

---------------

 * While no initial sales charge is imposed on investments of $1 million or more, a contingent deferred sales charge of 0.50% of the amount redeemed (up to 0.50% of the amount invested with no initial sales charge) is imposed within 2 years of such a purchase.

** ONEQ will pay a dealer concession of 0.50% to securities dealers who initiate and are responsible for any purchase of $1 million or more.

     Shares of the portfolios may be redeemed at any time at a price equal to the net asset value of the shares next computed following the receipt of a request for redemption in proper form. Payment is normally sent within three business day after receipt of the request. However, the proceeds of redemption will not be sent until after your check for your investment has cleared (which may take up to 15 days). Redemption is without charge except in the case of investments of $1 million or more. While no initial sales charge is imposed on such investments, a contingent deferred sales charge of 0.5% of the amount redeemed is imposed within two years of purchase.

DIVIDENDS AND DISTRIBUTIONS

     For the Tax-Free Income Portfolio and the Income Portfolio, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends, representing net investment income, will normally be paid monthly to shareholders.

     Dividends will normally be paid at the end of March, June, September and December to International Portfolio and Global Contrarian Portfolio shareholders. Any net realized capital gains for these portfolios will be distributed annually. However, ONE Fund's Board of Directors may declare such dividends at other intervals.

     Unless you indicate otherwise in your account application, dividends and capital gains distributions are reinvested in additional shares at no sales charge. You may elect to have dividends and/or capital gains distributions paid to you by check.

FEDERAL INCOME TAX CONSEQUENCES

     The merger of the Tax-Free Income Portfolio into the Income Portfolio will not qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). However, no gain or loss will be recognized by either portfolio or its shareholders in connection with the merger and the tax cost basis of the Income Portfolio shares received by Tax-Free Income Portfolio shareholders will equal the tax cost basis of their shares in the Tax-Free Income Portfolio.

     The merger of the Global Contrarian Portfolio into the International Portfolio will qualify as a tax-free reorganization under Section 368(a)(1) of the Code. As a tax-free reorganization, no gain or loss will be recognized by the portfolios or their respective shareholders as a result of the merger.

EXCHANGE OFFER

     Through ONEQ we will offer to exchange without a sales charge shares of certain tax-free portfolios for shares of the Tax-Free Income Portfolio or shares of the Income Portfolio issued as a result of the merger. The exchange offer is designed to provide a tax-exempt investment alternative. It will commence on the day after the shareholders approve the proposed merger of the Tax-Free Income Portfolio into the International Portfolio and will continue for 30 days after that date.

                             PRINCIPAL RISK FACTORS

TAX-FREE INCOME PORTFOLIO

     The financial risk for this portfolio is kept fairly low by restricting purchases to investment grade securities and further restricting the purchase of securities in the fourth highest rating category to a maximum of 25% of assets. Securities in the fourth highest category, while considered investment grade, may have some speculative characteristics and the issuer's ability to pay interest or repay principal may be weaker under adverse economic conditions or changing circumstances.

     The bar chart and table shown below provide an indication of the risks of investing in the Tax-Free Income Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1994 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

TAX-FREE INCOME PORTFOLIO

1994                                                           1.68
1995                                                          16.40
1996                                                           3.93
1997                                                           8.50
1998                                                           3.10

     During the period shown in the bar chart, the highest return for a quarter was 6.53% (quarter ended March 31, 1995) and the lowest return for a quarter was -1.99% (quarter ended June 30, 1999).


                AVERAGE ANNUAL TOTAL RETURNS                  PAST ONE    SINCE INCEPTION
         (FOR THE PERIODS ENDED DECEMBER 31, 1998)              YEAR          (11/94)
         -----------------------------------------            --------    ---------------
Tax-Free Income Portfolio...................................    3.10%          7.96%
Lehman Brothers
  Municipal Bond Index*.....................................    2.77%          7.78%


---------------

* The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged municipal bond index.

INCOME PORTFOLIO

     The Income Portfolio is primarily invested in securities that the investment adviser believes present relatively low risk. To the extent deemed prudent, the investment adviser will also seek to increase the income to this portfolio by positioning no more than 15% of its assets in high yield bonds, provided that the differences in yield appear to be sufficient to justify the higher risks involved. The market value of such a security is likely to fluctuate more than that of an investment grade bond, especially during periods of economic uncertainty or when the issuer's ability to pay the interest or principal might be in doubt. The portfolio's ability to sell a security or to obtain current pricing information might be impaired at times when an issuer's creditworthiness is not perceived to be sound.

     With debt securities, the degree of financial risk generally increases the lower the security is rated, and the degree of market risk increases with the length of time remaining to maturity. During periods of rising interest rates, the market prices of all income producing securities will tend to decline. When interest rates fall, the market prices of such securities will tend to rise. Thus, there is always a risk of principal loss or gain associated with this portfolio. In addition, changes in economic conditions in general, or changes in an issuer's financial condition, might impair the ability of an issuer to timely pay interest and principal, thus adversely affecting the market price of such securities.

     The bar chart and table shown below provide an indication of the risks of investing in the Income Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

INCOME PORTFOLIO

1993                                                         17.85
1994                                                        -10.75
1995                                                         16.73
1996                                                          4.85
1997                                                          8.17
1998                                                          6.74

     During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended March 31, 1993) and the lowest return for a quarter was -3.77% (quarter ended March 31, 1994).

           AVERAGE ANNUAL TOTAL RETURNS             PAST ONE    PAST FIVE    SINCE INCEPTION
    (FOR THE PERIODS ENDED DECEMBER 31, 1998)         YEAR        YEARS          (8/92)
    -----------------------------------------       --------    ---------    ---------------
Income Portfolio..................................    6.74%       5.93%           6.48%
Lehman Brothers
  Government/Corporate Bond
  Index -- Intermediate*..........................    4.18%       7.04%           6.22%

---------------

* The Lehman Brothers Government/Corporate Bond Index -- Intermediate is a widely recognized, unmanaged intermediate government and corporate bond index.

GLOBAL CONTRARIAN PORTFOLIO

     Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. See the discussion under "Foreign Securities."

     The bar chart and table below provide an indication of the risks of investing in the Global Contrarian Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1994 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

GLOBAL CONTRARIAN PORTFOLIO

'1994'                                                                           -3.7
------                                                                           ----
'1995'                                                                           15.06
'1996'                                                                           10.02
'1997'                                                                           10.20
'1998'                                                                           -8.15

     During the period shown in the bar chart, the highest return for a quarter was 7.54% (quarter ended June 30, 1997) and the lowest return for a quarter was -12.27% (quarter ended September 30, 1998).


                AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED                     PAST ONE    SINCE INCEPTION
                     DECEMBER 31, 1998)                         YEAR          (11/94)
                ----------------------------                  --------    ---------------
Global Contrarian Portfolio.................................     8.15%          5.17%
MSCI World Index*...........................................    15.67%         16.82%


---------------

* The MSCI World Index is the Morgan Stanley Capital International World Index, a widely recognized, unmanaged index of world stock prices.

INTERNATIONAL PORTFOLIO

     Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. See the discussion under "Foreign Securities."

     The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on May 1, 1993 and by showing how the portfolio's average annual returns for one year, five years, and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

'1994'                                                                           9.59
------                                                                           ----
'1995'                                                                           11.89
'1996'                                                                           13.95
'1997'                                                                            1.24
'1998'                                                                           -2.71

     During the period shown in the bar chart, the highest return for a quarter was 8.85% (quarter ended March 31, 1994) and the lowest return for a quarter was -15.25% (quarter ended September 30, 1998).

           AVERAGE ANNUAL TOTAL RETURNS             PAST ONE    PAST FIVE    SINCE INCEPTION
    (FOR THE PERIODS ENDED DECEMBER 31, 1998)         YEAR        YEARS          (5/93)
    -----------------------------------------       --------    ---------    ---------------
International Portfolio...........................   -2.71%       6.59%           10.65%
MSCI EAFE Index*..................................   18.23%       7.54%            7.65%

---------------

* The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Asia, Far East Index, a widely recognized, unmanaged index of international stock prices.

                                    THE PLAN

PLAN OF MERGER AND LIQUIDATION


     Under the plan, the Income Portfolio and International Portfolio will acquire all of the assets and assume all of the liabilities of the Tax-Free Income Portfolio and the Global Contrarian Portfolio, respectively, and will issue to the shareholders of those portfolios the number of shares that have a net asset value equal to the net asset value of those portfolios. We expect that the closing date will be November 1, 1999, and that the effective time will be 4:00 p.m., Eastern time, or soon thereafter, on that date. The portfolios will determine their net asset values as of the effective time in the manner described below under "Purchase Price."


     On the closing date, prior to effecting the mergers, the Tax-Free Income Portfolio and the Global Contrarian Portfolio will distribute and pay to their respective shareholders of record dividends representing substantially all of the portfolios' undistributed income and net realized capital gains, if any.

     In exchange for your shares of the Tax-Free Income Portfolio or Global Contrarian Portfolio, you will receive a number of shares, including fractional shares, of the Income Portfolio or International Portfolio equal in dollar value to the number of whole and fractional shares that you own in the Tax-Free Income Portfolio or Global Contrarian Portfolio. You will then become a shareholder of the Income Portfolio or International Portfolio, as applicable.

     Upon completion of the mergers, both the Tax-Free Income Portfolio and the Global Contrarian Portfolio will be terminated and no further shares of common stock will be issued by either of them. The classes of ONE Fund's common stock, par value one-tenth of a cent ($0.001) per share, representing the Tax-Free Income Portfolio and the Global Contrarian Portfolio will be closed and the shares previously authorized for those classes may be reclassified by the Board of Directors.


     The adviser, Ohio National Investments, Inc., will bear the costs and expenses of the mergers.


REASONS FOR THE PROPOSED MERGERS

     The purpose of the mergers is to provide shareholders of the Tax-Free Income Portfolio and the Global Contrarian Portfolio with an investment in a larger portfolio with the same or similar investment objective, more favorable expense ratio, and greater possibilities for economies of scale. At a meeting held on May 20, 1999, the Board of Directors, including a majority of the directors who are not interested persons of ONE Fund, approved the proposed mergers and recommended approval of the Plan of Merger and Liquidation by the shareholders of the Tax-Free Income Portfolio and of the Global Contrarian Portfolio. The Board of Directors determined that the mergers are consistent with the best interests of ONE Fund and its shareholders, that the terms of the mergers are fair and reasonable, and that the interests of the shareholders of the Tax-Free Income Portfolio and the Global Contrarian Portfolio will not be diluted as a result of the mergers. In making those determinations, the Board of Directors considered the following factors: (1) possible alternatives to the plan; (2) the terms and conditions of the plan and whether the plan would result in dilution of shareholder interest; (3) the advantage to shareholders of investing in a larger asset pool with greater diversification; (4) any direct or indirect costs incurred by the portfolios as a result of the mergers; (5) expense ratios and available information regarding the fees and expenses of the portfolios; (6) tax consequences of the plan; and (7) the compatibility of investment objectives.

FEDERAL INCOME TAX CONSEQUENCES

     To be considered a tax-free "reorganization" under the applicable provisions of the Code, a reorganization must exhibit a continuity of business enterprise. Because the Income Portfolio will not use the Tax-Free Income Portfolio's assets in its business or continue the Tax-Free Income Portfolio's historic business, the merger of the Tax-Free Income Portfolio into the Income Portfolio will not exhibit a continuity of business enterprise. Therefore, the merger will not be considered a tax-free reorganization under Section 368(a)(1) of the Code. Although the merger will not be considered a tax-free reorganization, no gain or loss will be recognized by either portfolio or its shareholders in connection with the merger and the tax cost basis of the Income Portfolio shares received by Tax-Free Income Portfolio shareholders will equal the tax cost basis of their shares in the Tax-Free Income Portfolio.

     The merger of the Global Contrarian Portfolio into the International Portfolio will qualify as a tax-free reorganization under Section 368(a)(1) of the Code. As a tax-free reorganization, no gain or loss will be recognized by the portfolios or their respective shareholders as a result of the merger.

     The foregoing is only a summary of the principal federal income tax consequences that are expected to result from the mergers and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax adviser regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The following tables show the capitalization of each of the portfolios separately as of September 7, 1999, and combined (unaudited) as of that date giving effect to the proposed mergers:

                                          TAX-FREE INCOME        INCOME
                                             PORTFOLIO          PORTFOLIO        COMBINED
                                         -----------------    -------------    -------------
Net Assets:                                $  6,714,561       $  6,199,891     $  12,914,452
Net Asset Value Per Share:                       $10.67               $9.51
Shares Outstanding:                           629,293.4          651,933.9       1,281,227.3

                                         GLOBAL CONTRARIAN    INTERNATIONAL
                                             PORTFOLIO          PORTFOLIO        COMBINED
                                         -----------------    -------------    -------------
Net Assets:                                $  3,360,179       $  7,031,737     $  10,391,916
Net Asset Value Per Share:                        $8.74              $11.96
Shares Outstanding:                           384,459.8          587,937.8         972,397.6

                          ADDITIONAL INFORMATION ABOUT
                     INVESTMENT OBJECTIVES AND RISK FACTORS

INVESTMENT OBJECTIVES

     TAX-FREE INCOME PORTFOLIO. The objective of the Tax-Free Income Portfolio is to provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective.

     Normally, substantially all (at least 85%) of the assets of this portfolio will be invested in investment grade municipal securities. As a temporary defensive measure, during times of adverse market conditions, up to 50% of the portfolio's assets may be invested in short-term securities, including those which are not municipal securities. Interest income from investments other than municipal securities will be taxable to you as ordinary income.

     This portfolio will only purchase investment grade securities. Generally, bonds rated in one of the top four rating categories are considered investment grade. No more than 25% of its assets may be invested in securities having, at the time of purchase, the fourth highest rating (Baa by Moody's and BBB by Standard & Poor's).

     INCOME PORTFOLIO. The objective of the Income Portfolio is to provide high current income. Preservation of capital is a secondary objective. The investment adviser will seek to preserve capital by shortening the average maturity of this portfolio during times of volatile interest rates. Shorter maturities reduce exposure to interest risk and correspondingly reduce the risk of loss of capital.

     Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed income securities and the equivalent, including corporate bonds, securities issued by (or guaranteed by) the U.S.

Government or its agencies or instrumentalities, mortgage-backed securities, and cash equivalents. The remainder may be invested in below-investment-grade corporate bonds ("junk bonds").

     While this portfolio may invest in high-yield, or "junk" bonds, at no time will any such bond be purchased if it would result in more than 15% of the assets of this portfolio being represented by such securities. Bonds rated below the second highest below-investment-grade category (B) by Moody's or Standard & Poor's will not be purchased.

     GLOBAL CONTRARIAN PORTFOLIO AND INTERNATIONAL PORTFOLIO. The objective of the Global Contrarian and International Portfolios is to provide total return on assets by investing primarily in securities of foreign companies. These portfolios may also invest in fixed-income securities of foreign issuers. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments of U.S. or foreign issuers, in U.S. government obligations, or in U.S. common stocks.

     While there is no restriction limiting the countries in which the portfolio may invest, it normally will invest only in countries with developed securities markets and developed or developing economies, and for which the Board of Directors has determined custody arrangements are reasonable.

ADDITIONAL RISK FACTORS

     DIVERSIFICATION. Each portfolio is fully diversified. No more than 5% of the value of the total assets of each portfolio, as of the time any portfolio security is purchased, will be invested in the securities of any one issuer. No more than 25% of the value of the total assets of each portfolio, as of the time any portfolio security is purchased, will be invested in any one industry. The "industry" restriction does not apply to domestic banks or, with respect to the Tax-Free Income Portfolio, to municipal securities (other than industrial revenue bonds).

     CREDIT AND MARKET RISKS. All securities are subject, to some degree, to credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Higher risk levels are usually equated to higher potential total return, but higher risk investments have a greater potential for loss as well. Generally, bonds rated in one of the top four rating categories are considered investment grade. However, those in the fourth highest category (Moody's Baa or Standard & Poor's BBB) may have speculative characteristics and the issuer's ability to pay interest or repay principal under adverse economic conditions or changing circumstances may be weaker.

     The degree of market risk for debt securities increases with the length of time remaining to their maturity. During periods of rising interest rates, the market prices of all income producing securities tend to decline. When interest rates fall, the market prices of such securities tend to rise. The values of such securities will also vary as a result of changing economic conditions or changing evaluations by investors and rating organizations of the ability of the issuers to meet interest and principal payments. Thus, there is always a risk of principal loss or gain associated with the portfolio. However, changes in the values of debt securities held by a portfolio will not affect income derived from those securities unless the issuer defaults on its interest payments.

     Generally, the greatest degree of market and credit risk can be expected with the International Portfolio. A more detailed summary of risk factors is contained in the SAI.

     FOREIGN SECURITIES. The Income Portfolio may invest up to 20% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and the securities of U.S. domiciled issuers with values expressed in foreign currency. The Tax-Free Income Portfolio will not invest in foreign securities. Normally, all of Global Contrarian Portfolio and International Portfolio assets will be invested in foreign securities at all times.

     Investments in foreign securities involve added risk factors. These factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be more volatile or less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

     Except for the Global Contrarian and International Portfolios, foreign investments will not normally constitute a substantial portion of the other portfolios' assets. However, the investment adviser may invest in foreign securities whenever deemed prudent, particularly when deemed advantageous to offset market or economic factors prevailing in the U.S. In addition, a number of large, multi-national foreign corporations have a substantial business presence in the U.S. and their securities are widely traded in this country.

     HEDGING TRANSACTIONS. Each portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange, if the portfolio owns the underlying securities, and purchase call options for the purpose of closing out options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon,
(d) purchase and sell financial index options, and (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities. However, no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of a portfolio would be hedged by options or futures contracts, and no more than 5% of the total assets, at market value, of a portfolio may be used for premiums on open options and initial margin deposits on futures contracts, and not more than 5% of any portfolio's assets may be invested in foreign currency hedging transactions. Hedging transactions and their associated risks are more fully described in the SAI.

     RESTRICTED AND ILLIQUID SECURITIES. Restricted securities are securities in which a portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

          - the frequency of trades and quotes for the security;

          - the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

          - dealer undertakings to make a market in the security;

          - the nature of the security; and

          - the nature of the marketplace trades.

     MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The portfolio primarily will hold "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. For this reason, the portfolio will not invest more than 5% of its assets in such obligations.

                                   MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER

     Ohio National Investments, Inc. (the "Adviser") manages the investment and reinvestment of ONE Fund assets, subject to the supervision of the Board of Directors. The Board of Directors is responsible for ONE Fund's overall management and direction. The Board of Directors approves all significant agreements, including those with the Adviser, the Global Contrarian and International Portfolios' subadviser, Federated Global Investment Management Corp. ("FGIM"), ONE Fund's principal underwriter (ONEQ), custodians (Investors Fiduciary Trust Co. for the Global Contrarian and International Portfolios and Firstar Bank for the other portfolios), and transfer agent and fund accounting agent, American Data Services, Inc. ("ADS"). Board members are elected by the shareholders for three-year terms. Shareholder meetings are normally held every 3 years. As a result of ONLI's ownership of ONE Fund shares, it is a controlling person of each portfolio of ONE Fund other than the International Portfolio.

     For managing ONE Fund's assets, the Adviser receives a quarterly management fee based on each portfolio's net assets, at maximum rates of 0.60% for the Tax-Free Income Portfolio, 0.50% for the Income, 0.90% for the Global Contrarian and International Portfolios. The Adviser is now waiving 0.15% of the fees to which it is entitled from the Tax-Free Income and Income Portfolios and it has agreed to waive its fees in excess of 0.85% of the average daily net assets of the International Portfolio, but it may cease those waivers, in whole or in part, without prior notice. During ONE Fund's most recent fiscal year, July 1, 1998 to June 30, 1999, the aggregate fee received for each portfolio as a percentage of average net assets was 0.45% for the Tax-Free Income Portfolio, 0.35% for the Income, and 0.90% for the Global Contrarian and International Portfolios.

     The Adviser contracts with FGIM for the management of the Global Contrarian and International Portfolios. FGIM manages the assets of the Global Contrarian and International Portfolios under the Adviser's supervision. FGIM is located at 175 Water Street in New York City and is an indirect wholly-owned subsidiary of Federated Investors, Inc., a leading mutual fund advisory firm. It formed FGIM in 1995 for the purpose of managing mutual funds and other pooled investment accounts consisting primarily of foreign securities. FGIM presently manages more than $1.5 billion of international assets. Its portfolio managers have an average of 19 years each of investment experience.

     The Adviser pays FGIM for its services as subadviser at an annual rate of 0.45% of the first $200 million and 0.40% of any average daily net assets in excess of $200 million of the International Portfolio. The Adviser pays FGIM at an annual rate of 0.75% of the first $100 million and 0.65% of any average daily net assets in excess of $100 million of the Global Contrarian Portfolio.

INVESTMENT STYLE

     The Adviser's basic mutual fund investment philosophy is to seek value at reasonable prices. This philosophy is implemented through both macroeconomic and microeconomic analyses using both quantitative and qualitative measurements.

     The Adviser's value investing style uses both a top-down and a bottom-up approach. The macroeconomic (top-down) analysis generates a forecast based on economic, political and demographic trends. This macro view identifies those business sectors and industries most likely to benefit from expected conditions or events. Once these sectors and industries are determined, a universe of potential investments is selected. The macroeconomic analysis also tests the reasonableness of current securities valuations in anticipation of short-term and intermediate-term capital market movements. The microeconomic (bottom-up) analysis of the selected universe of securities is carried out jointly by the Adviser's securities analysts and portfolio managers.

     Stock selection is determined primarily through fundamental research. Through both proprietary and nonproprietary research capabilities, the Adviser anticipates a company's future earnings potential. Then, certain quantitative factors are reviewed to assure that the stock's current price is consistent with its historical range and earnings potential. These and other technical indicators are reviewed to gain an understanding of how investors perceive the stock relative to its industry and the overall market.

     Bond selection is determined primarily through credit analysis. Initially, credit analysis evaluates the probability that the issuer will meet its scheduled interest and principal payments. This requires the Adviser to conduct industry-, company- and indenture-specific analyses. A second dimension of bond selection is to anticipate bond price movements which are caused by changes in prevailing interest rates.

     The value investing approach is used by the Adviser both to determine securities to be acquired and those to be sold.

PORTFOLIO MANAGERS

     The individuals primarily responsible for the day-to-day management of the portfolios are Joseph Brom, Michael Boedeker, Drew Collins, and Henry Frantzen.

     Joseph Brom is president of the Adviser and senior vice president and chief investment officer of ONLI. He oversees the management of the Tax-Free Income and Income Portfolios. He is a chartered financial analyst with a bachelor's degree in economics and finance and a law degree from the University of Wisconsin. He is executive vice president of ONLI and has been a senior investment officer of ONLI since 1975 and previously had 15 years of experience in securities management.

     Michael Boedeker, a vice president of the Adviser, has managed the Tax-Free Income and Income Portfolios from the inception of each. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance from Indiana University. He is vice president and senior investment officer of ONLI. He was vice president of fixed income securities for ONLI from 1989 to 1999 and previously had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment office of Mutual Security Life Insurance Co. for more than five years.

     Drew Collins, a senior vice president of FGIM, co-manages the Global Contrarian and International Portfolios. He has directed portfolio management and investment research for FGIM since its establishment in 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

     Henry Frantzen, the chief investment officer, international, of FGIM, co-manages the Global Contrarian and International Portfolios. He joined FGIM as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co. and for three years before that he was the executive vice president of equities at Oppenheimer Management Corporation. He is a financial analyst fellow.

FUND SERVICES

     Firstar Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the assets of the Tax-Free Income Portfolio and the Income Portfolio. The assets of the Global Contrarian and International Portfolios are in the custody of Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, Investors Fiduciary Trust Company enters into subcustodial agreements, subject to approval by the Board of Directors. ADS, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves as ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.

                            SHAREHOLDER INFORMATION

BUYING SHARES

     The portfolios' shares are continuously offered through ONE Fund's principal underwriter, ONEQ, and through other securities dealers that execute a distribution agreement with ONEQ. The minimum initial investment is $500. Subsequent investments must be at least $50. These minimums may be waived when the shares are purchased through plans providing for regular periodic investments. ONE Fund and ONEQ reserve the right to refuse any purchase order.

PURCHASE PRICE

     The net asset value of the shares of each portfolio is determined at 4:00 p.m., Eastern time, on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of capital shares outstanding for that portfolio. Securities held by the portfolios are valued at current market value.

     The portfolios' shares are offered at the public offering price. This is the net asset value per share plus a sales charge, if applicable. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. See the sales charge table under "Purchase and Redemption."

12B-1 FEES

     Qualified dealers are paid a continuing shareholder service fee of 0.25% annually of each portfolio's average daily net assets to compensate them for providing certain services to shareholders and to promote growth of ONE Fund's assets. These services include submitting purchase and redemption transactions, establishing shareholder accounts and providing information and assistance regarding ONE Fund. The proceeds of ONE Fund's 12b-1 Distribution Plan are used only to pay these shareholder service fees. Because these fees are paid out of the portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CONTESTS

     Periodically, ONE Fund may conduct sales contests to encourage higher production among the registered representatives of broker-dealers that have the authority to sell ONE Fund shares. These contests may be restricted to registered representatives of certain broker-dealers, or open to all eligible firms, in the discretion of ONE Fund management. Such contests will only be conducted in accordance with the laws, rules and regulations of applicable federal, state and other regulators.

REDUCING THE SALES CHARGE

     For purposes of "Right of Accumulation," "Combined Purchases" and "Group Purchases," "holdings" means the current value of your shares at the full offering price. Your registered representative can help you to take advantage of any of the following methods of reducing the sales charge if you qualify. These rights may be requested on your ONE Fund account application.

     CONCURRENT PURCHASES. You may qualify for a reduced sales charge by combining concurrent products underwritten by ONEQ or its affiliates (the Ohio National companies). A concurrent purchase occurs whenever ONE Fund shares are purchased at any time from the day any Ohio National annuity contract or insurance policy is applied for until 5 days after that contract or policy is delivered. The amount of the annual or single premium of the Ohio National annuity contract or insurance policy will then be added to the amount of your concurrent ONE Fund purchase to determine the percentage of sales charge to apply to your ONE Fund purchase.

     LETTER OF INTENT. You may reduce sales charges on all investments by meeting the terms of a nonbinding letter of your intent to invest a certain amount within a 13- month period. Shares representing up to 5% of the intended amount will be held in escrow to cover additional sales charges that may be due if your total investments, net of redemptions, over the stated period are insufficient to qualify for a sales charge reduction. You have up to 90 days after investing to sign a letter of intent to reduce the sales charges on your investments including the investments made in the 90 days before the letter. Shares you currently own will apply toward meeting your letter of intent.

     RIGHT OF ACCUMULATION. Your sales charge may also be reduced by taking into account your existing holdings in ONE Fund. Holdings will be valued at the greater of their full offering price at the time a new purchase is made under a right of accumulation or the sum of all your purchases (including reinvested dividends) less any redemptions.

     COMBINED PURCHASES. Your sales charge may be reduced by aggregating holdings for the account(s) of you, your spouse, your children and grandchildren. This may include purchases through employee benefit plans such as an IRA, an individual-type 403(b) plan or a single-participant Keogh plan, or by a business solely controlled by these individuals (for example, they own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals.

     GROUP PURCHASES. A member of a qualified group may purchase ONE Fund shares at the reduced sales charge applicable to the aggregate holdings of the group as a whole. For example, if members of the group had previously purchased $100,000 of ONE Fund shares and still held those shares, and now were purchasing an additional $25,000, the sales charge would be 3.50%, or 2.50% for the Tax-Free Income and Income Portfolios.

     A "qualified group" is one that (a) has been in existence more than six months (unless it is a tax-qualified plan), (b) has a purpose other than acquiring mutual fund shares, and (c) satisfies uniform criteria enabling ONEQ to realize economies of scale in its costs of distributing shares. A qualified group must have at least six members, must be available to arrange for group meetings between representatives of dealers who sell ONE Fund shares and the members, must agree to include sales literature and other materials relating to ONE Fund in its publications and mailings to members at reduced or no cost to ONE Fund or to dealers that sell its shares, and must seek to arrange for payroll deduction or other bulk transmission of ONE Fund purchases.

     GROUP LETTER OF INTENT. Qualified groups may reduce sales charges on all investments by meeting the terms of a nonbinding letter of the group's intention to invest a certain amount over a 24-month period. Shares representing 5% of the investments of each group member during that period will be held in escrow to cover additional sales charges. The group has up to 90 days after investing to enter into the group letter of intent.

     PURCHASES WITHOUT A SALES CHARGE. Within 60 days preceding their purchase of ONE Fund shares, investors who have redeemed an investment in another mutual fund that imposed a sales charge and which has investment objectives similar to any portfolio(s) of ONE Fund, may purchase ONE Fund shares, up to the amount redeemed, without paying any sales charge.

     Officers, directors, employees, retirees, agents and registered representatives of the Ohio National companies, any employee benefit plan with respect to them, and their spouses, children and grandchildren, may purchase ONE Fund shares without a sales charge.

     No sales charge is imposed on ONE Fund shares purchased by:

          - institutional investors (including banks, trust companies and thrift institutions) for their own account or for the benefit of any trust having at least $1,000,000 in assets;

          - fee-based registered investment advisers that do not receive any part of a sales charge for the sale of the shares; or

          - pension or retirement plans, deferred compensation plans and employee benefit plans that have at least $1,000,000 in assets and the trusts used to fund those plans.

FLEXIBILITY FEATURES

     OPEN ACCOUNTS. Your account is opened in accordance with your registration instructions. It offers many features allowing you to change your investment program at any time as circumstances change. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from ADS. Any of the following features may be established through your ONE Fund account application or by contacting your registered representative or ONE Fund.

     AUTOMATIC INVESTING. You may make regular monthly or quarterly investments through automatic charges to your bank account or, if your employer approves, from your paycheck. Once a plan is established, your account will normally be charged on the 1st or 15th day of the month, as you choose.

     AUTOMATIC REINVESTING. Unless you indicate otherwise in your account application, dividends and capital gains distributions are reinvested in additional shares at no sales charge. You may elect to have dividends and/or capital gains distributions paid to you by check.


     CROSS INVESTING. You may elect to have your dividends or dividends and capital gains distributions from one portfolio invested in another portfolio with no sales charge. To use this service, the value of your account in the paying portfolio must be at least $5,000.


     TRANSFERRING. You may transfer your account balances among the various portfolios in amounts of at least $50. There is currently no charge for transfers. ONE Fund reserves the right to limit the number, frequency, method or amount of transfers or to impose charges on transfers. Transfers from any portfolio on any one day may be limited to 1% of the previous day's total net assets of that portfolio if ONE Fund or the Adviser, in its or their discretion, believes that the portfolio might otherwise be damaged.

     TELEPHONE TRANSACTIONS. If you have previously authorized it in writing, you or your registered representative may do the following transactions by telephoning ONE Fund at 1-800-578-8078:

          - Make transfers among the portfolios as provided above under "Transferring."

          - Change the amount of automatic investments, or discontinue them as provided above under "Automatic Investing."

          - Change your election for payment of dividends and capital gains as provided above under "Automatic Reinvesting" and "Cross Investing."

          - Redeem your shares as provided under "By Telephone." Initiate, change or discontinue automatic redemptions of your shares as provided under "Automatically."

          - Change your address on our records.


     Telephone transaction requests received after 4:00 p.m., Eastern time, will be made at the net asset values computed at the close of the following business day. ONE Fund and its transfer agent will honor telephone transaction instructions from anyone giving such instructions who is able to provide the personal identifying information requested, but we reserve the right to refuse to honor any such request if that seems prudent. ONE Fund will use reasonable procedures to confirm that telephone instructions are genuine. If we do not, ONE Fund may be liable for any losses due to unauthorized or fraudulent instructions. ONE Fund will send you a written confirmation of each telephone transaction. During periods of drastic market fluctuations or technical difficulties, it might be difficult to execute telephone transactions. In such situations, you may need to send written instructions to ONE Fund. Telephone transaction privileges may be modified or discontinued at any time.


     AUTOMATIC TRANSFERS. You may automatically transfer shares in increments of $50 or more among any of the portfolios. This will occur on or about the 10th day of each month. Automatic transfers may be used, for example, to implement a "dollar-cost-averaging" investment strategy.

     SALES CHARGE ON CERTAIN TRANSFERS. No sales charge applies for transfers to a portfolio having a sales charge equal to or less than that of the portfolio from which the transfer is made. For transfers from a portfolio with a lower sales charge to one with a higher sales charge, an additional charge is made equal to the difference between the sales charge for the portfolio being purchased and any sales charges that previously applied to the account balance being transferred.

REDEEMING SHARES


     You may redeem your shares at any time by contacting ONE Fund or the broker-dealer through whom you purchased your shares. If you are no longer serviced by an authorized registered representative, you may contact ONEQ's principal office by calling 1-800-578-8078, or by writing to P.O. Box 371, Cincinnati, Ohio 45201. The price you receive for redeemed shares is the next net asset value after your request is received. Payment is normally sent within three business days. However, the proceeds of redemption will not be sent until after your check for your investment has cleared (which may take up to 15 days). (Note also the contingent deferred sales charge of 0.5% on certain redemptions within two years of purchase with no initial sales charge, of investments of $1 million or more as previously described.)


     REQUEST IN WRITING. When making a written request for redemption, specify the name of the portfolio, the number of shares or dollar amount to be redeemed (if less than your entire account), your name and address, account number and your signature. In addition, (a) for any redemption over $50,000, or (b) for redemptions of $50,000 or less where the check is to be paid or mailed to someone other than you at your address of record, a signature guarantee is required. You may obtain a signature guarantee from a bank or savings & loan that is federally insured or from a member firm of the National Association of Securities Dealers, Inc. or any other eligible guarantor institution. Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.

     BY TELEPHONE. As provided under "Telephone Transactions," you or your registered representative may call ONE Fund to redeem up to $50,000. You may pre-authorize that the proceeds be (a) in a check, payable to you and mailed to your address of record, or (b) sent by wire to your bank account. Checks will normally be mailed three business days, and no more than seven days, after your request. Wire transfers to your bank account will normally be made the next business day. Wire proceeds may not be for less than $1,000. Firstar Bank will deduct a fee (presently $13) from the proceeds of each wire redemption.

     AUTOMATICALLY. If your account is $5,000 or more, you may establish an automatic withdrawal plan. More than one plan may be set up if your account is at least $10,000. Under each plan, you may make automatic withdrawals for $50 or more each at specified intervals. Automatic withdrawals are made on or about the 10th day of each designated month and, if withdrawals are to be made semimonthly, also on or about the 25th day of each month. Additional purchases may be inadvisable, when an automatic withdrawal plan is in effect, because of sales charges and possible tax liabilities. If, due to your redemptions, your account balance is less than $300 (or a larger amount specified by the Board of Directors), ONE Fund may choose to close your account by redeeming your shares and sending you the proceeds. ONE Fund will give you at least 30 days' written notice before closing your account, and you may purchase additional ONE Fund shares to avoid the closing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. It is ONE Fund's policy to comply with the provisions of the Code regarding distributions of net investment income and net realized capital gains so that ONE Fund will not be subject to federal income tax on amounts distributed. Consequently, ONE Fund distributes to its shareholders each year substantially all of its net investment income and net realized capital gains (if any).

     ONE Fund shareholders are taxed on distributed income and capital gains. To the extent that Tax-Free Income Portfolio dividends are derived from tax-exempt interest, they are exempt from federal income tax, but you are still required to report them as tax-exempt interest income on your tax return. Shareholders who are not subject to income tax would not be required to pay tax on amounts distributed to them. ONE Fund will inform shareholders of the amount and federal income tax status of distributed income and capital gains.

     For the Tax-Free Income and Income Portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to those shareholders.

     Dividends will normally be paid at the end of March, June, September and December to Global Contrarian and International Portfolio shareholders. Any net realized capital gains for all portfolios will be distributed annually. However, ONE Fund's Board of Directors may declare such dividends at other intervals.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     ONE Fund and each of the portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. Accordingly, ONE Fund files, reports, proxy materials, and other information with the SEC. You can inspect and copy those reports, proxy materials, and other information at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the portfolios' financial performance for the past five years (or any shorter period of existence for particular portfolios). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with ONE Fund's financial statements, are included in the SAI, which is available upon request.

                                 ONE FUND, INC.

                           TAX-FREE INCOME PORTFOLIO

                                                  YEAR ENDED JUNE 30,               11-1-94
                                        ---------------------------------------        TO
                                         1999       1998       1997       1996      6-30-95
                                        ------     ------     ------     ------     --------
Per share data:
Net asset value, beginning of
  period..............................  $11.24     $11.09     $10.79     $10.66      $10.00
Income from investment operations:
  Net investment income...............    0.47       0.49       0.53       0.56        0.35
  Net realized & unrealized gain
     (loss) on investments............   (0.35)      0.15       0.30       0.13        0.66
                                        ------     ------     ------     ------      ------
     Total income from investment
       operations.....................    0.12       0.64       0.83       0.69        1.01
                                        ------     ------     ------     ------      ------
Less distributions:
  Dividends from net investment
     income...........................   (0.47)     (0.49)     (0.53)     (0.56)      (0.35)
                                        ------     ------     ------     ------      ------
Net asset value, end of period........  $10.89     $11.24     $11.09     $10.79      $10.66
                                        ======     ======     ======     ======      ======
Total return..........................    0.97%      5.77%      7.82%      6.59%      10.26%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed
  by advisor (c):
  Expenses............................    1.47%      1.45%      1.24%      0.94%       0.91%(a)
  Net investment income...............    4.18%      4.30%      4.81%      5.20%       5.04%(a)
Ratios assuming no fees waived or
  reimbursed by advisor:
  Expenses............................    1.62%      1.60%      1.45%      1.24%       1.21%(a)
  Net investment income...............    4.03%      4.15%      4.60%      4.90%       4.74%(a)
Portfolio turnover rate...............       0%         4%         6%         8%          0%
Net assets at end of period
  (millions)..........................  $  6.9     $  7.2     $  6.8     $  6.3      $  5.7

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Tax Free Income portfolio, but it may cease that waiver, in whole or in part , without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

                                 ONE FUND, INC.

                                INCOME PORTFOLIO

                                                           YEAR ENDED JUNE 30,
                                            --------------------------------------------------
                                             1999       1998       1997       1996       1995
                                            ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period......  $ 9.99     $ 9.75     $ 9.59     $ 9.78     $ 9.39
Income (loss) from investment operations:
  Net investment income...................    0.57       0.59       0.61       0.63       0.65
  Net realized & unrealized gain (loss) on
     investments..........................   (0.30)      0.24       0.16      (0.19)      0.39
                                            ------     ------     ------     ------     ------
     Total income from investment
       operations.........................    0.27       0.83       0.77       0.44       1.04
                                            ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income....   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
  Distributions from net realized capital
     gains................................    0.00       0.00       0.00       0.00       0.00
                                            ------     ------     ------     ------     ------
     Total distributions..................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
                                            ------     ------     ------     ------     ------
Net asset value, end of period............  $ 9.69     $ 9.99     $ 9.75     $ 9.59     $ 9.78
                                            ======     ======     ======     ======     ======
Total return..............................    2.65%      8.56%      8.26%      4.61%     11.58%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by
  advisor (a):
  Expenses................................    1.40%      1.39%      1.21%      0.97%      0.85%
  Net investment income...................    5.70%      5.91%      6.29%      6.50%      6.80%
Ratios assuming no fees waived or
  reimbursed by advisor:
  Expenses................................    1.55%      1.54%      1.51%      1.22%      1.10%
  Net investment income...................    5.55%      5.76%      5.99%      6.25%      6.55%
Portfolio turnover rate...................       4%        40%        10%         9%         4%
Net assets at end of period (millions)....  $  6.4     $  6.9     $  6.6     $  7.0     $  7.1

---------------

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

                                 ONE FUND, INC.

                            INTERNATIONAL PORTFOLIO

                                                           YEARS ENDED JUNE 30,
                                              -----------------------------------------------
                                               1999       1998      1997      1996      1995
                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........  $ 12.92    $15.45    $14.47    $12.89    $13.32
Income (loss) from investment operations:
  Net investment income (loss)..............    (0.04)     0.12      0.14      0.10      0.14
  Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions...........................    (1.74)    (0.63)     1.92      2.24      0.63
                                              -------    ------    ------    ------    ------
     Total income (loss) from investment
       operations...........................    (1.78)    (0.51)     2.06      2.34      0.77
                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......     0.00     (0.12)    (0.15)    (0.39)    (0.14)
  Distributions from net realized capital
     gains and foreign currency
     transactions...........................    (0.32)    (1.90)    (0.93)    (0.37)    (1.06)
                                              -------    ------    ------    ------    ------
     Total distributions....................    (0.32)    (2.02)    (1.08)    (0.76)    (1.20)
                                              -------    ------    ------    ------    ------
Net asset value, end of period..............  $ 10.82    $12.92    $15.45    $14.47    $12.89
                                              =======    ======    ======    ======    ======
Total return................................   (13.90)%   (4.84)%   14.76%    18.65%     6.44%
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor
  (a):
  Expenses..................................     2.13%     2.10%     1.87%     1.72%     1.50%
  Net investment income (loss)..............    (0.32)%    0.85%     0.99%     0.70%     1.11%
Ratios assuming no fees reimbursed by
  advisor:
  Expenses..................................     2.56%     2.20%     1.98%     1.72%     1.50%
  Net investment income (loss)..............    (0.75)%    0.75%     0.88%     0.70%     1.11%
Portfolio turnover rate.....................      217%       12%        9%       20%       39%
Net assets at end of period (millions)......  $   6.9    $ 14.6    $ 19.3    $ 15.1    $ 12.0

---------------

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

                                 ONE FUND, INC.

                          GLOBAL CONTRARIAN PORTFOLIO

                                                  YEARS ENDED JUNE 30,               11-1-94
                                        ----------------------------------------       TO
                                         1999        1998       1997       1996      6-30-95
                                        -------     ------     ------     ------     -------
Per share data:
Net asset value, beginning of
  period..............................  $ 10.76     $11.79     $11.48     $10.01     $10.00
Income (loss) from investment
  operations:
  Net investment income...............     0.09       0.14       0.20       0.16       0.17
  Net realized & unrealized gain
     (loss) on investment and foreign
     currency transactions............    (1.29)     (0.26)      0.99       1.61       0.13
                                        -------     ------     ------     ------     ------
     Total income (loss) from
       investment operations..........    (1.20)     (0.12)      1.19       1.77       0.30
                                        -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment
     income...........................    (0.06)     (0.13)     (0.21)     (0.16)     (0.17)
  Distributions from net realized
     capital gains and foreign
     currency transactions............    (1.62)     (0.78)     (0.67)     (0.14)     (0.12)
                                        -------     ------     ------     ------     ------
     Total distributions..............    (1.68)     (0.91)     (0.88)     (0.30)     (0.29)
                                        -------     ------     ------     ------     ------
Net asset value, end of period........  $  7.88     $10.76     $11.79     $11.48     $10.01
                                        =======     ======     ======     ======     ======
Total return..........................   (11.88)%    (1.05)%    11.11%     17.84%      2.99%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by
  advisor (c):
  Expenses............................     2.15%      2.13%      2.02%      2.14%      2.05%(a)
  Net investment income...............     0.96%      1.28%      1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by
  advisor:
  Expenses............................     3.40%      2.53%      2.21%      2.14%      2.05%(a)
  Net investment income (loss)........    (0.30)%     0.88%      1.59%      1.49%      2.85%(a)
Portfolio turnover rate...............      254%        25%         6%        26%         8%
Net assets at end of period
  (millions)..........................  $   3.1     $  5.1     $  6.3     $  5.7     $  3.9

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio, but it may cease that waiver, in whole or in part, without prior notice.

                                   APPENDIX:
                         PLAN OF MERGER AND LIQUIDATION

                         PLAN OF MERGER AND LIQUIDATION

     This plan of merger and liquidation has been entered into on the twentieth day of May, 1999, by ONE Fund, Inc. ("ONE Fund"), a Maryland corporation, on behalf of its Global Contrarian and Tax-Free Income portfolios (the "Liquidating portfolios") and its International and Income portfolios (the "Surviving portfolios").

     Whereas, ONE Fund is a registered investment company under the Investment Company Act of 1940 as amended (the "1940 Act");

     Whereas the Board of Directors of ONE Fund has determined that the transactions described herein are in the best interests of the shareholders of each of the Liquidating portfolios and Surviving portfolios;

     Whereas the Board of Directors has determined that the transactions described herein will not dilute the interests of any shareholder of the Liquidating portfolios and the Surviving portfolios;

     Whereas paragraph (2)(e) of Article Sixth of ONE Fund's Articles of Incorporation provides for the equitable liquidation of any particular class of the common stock of ONE Fund;

     Whereas the Board of Directors has agreed that the Global Contrarian portfolio should be merged into the International portfolio, and that the Tax-Free Income portfolio should be merged into the Income portfolio; and

     Whereas the Board of Directors has recommended that this plan of merger and liquidation be approved by the shareholders of each of the Liquidating portfolios,

     Now, therefore, all the assets, liabilities and interests of the Liquidating portfolios shall be transferred on the closing date to the corresponding Surviving portfolios as described below, provided, however, that these transactions shall not be effected as to either Liquidating portfolio unless and until this plan shall have first been approved by a majority of the shareholders of that portfolio as provided in ONE Fund's By-laws.

     1. The closing date shall be a day on which ONE Fund is open for business and the New York Stock Exchange is open for unrestricted trading. It shall be a day determined by ONE Fund's management as soon as practicable after approval of this plan by the Liquidating portfolios' shareholders.

     2. On or before the closing date, and prior to effecting the transactions, ONE Fund shall have received a satisfactory written opinion of legal counsel that the transactions described herein shall qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

     3. On the closing date, prior to the effecting of the transactions described in paragraph 4 below, each of the Liquidating portfolios shall distribute and pay to its respective shareholders of record, dividends representing substantially all of the portfolios' undistributed income and net realized capital gains, if any.


     4. In exchange for all of his or her shares of the Liquidating portfolios, each shareholder of a Liquidating portfolio shall receive a number of shares, including fractional shares, of the corresponding Surviving portfolio equal in dollar value to the number of whole and fractional shares that shareholder owns in the Liquidating portfolio. Each shareholder of a Liquidating portfolio shall thereupon become a shareholder in the corresponding Surviving portfolio.


     5. For purposes of these transactions, the shares of each portfolio shall be determined as of 4:00 p.m., eastern time, on the closing date. Those valuations shall be made in the usual manner as provided in ONE Fund's prospectus.

     6. Upon completion of the foregoing transactions, both of the Liquidating portfolios shall be terminated and no further shares of common stock shall be issued by either of them. The classes of ONE Fund's common stock, par value one-tenth of a cent ($0.001) per share, representing the Liquidating portfolios shall thereupon be closed and the shares previously authorized for those classes may be reclassified by the Board of Directors as provided in Article Fifth of ONE Fund's Articles of Incorporation. ONE Fund's Board of Directors and management shall take whatever actions are necessary under Maryland law and the 1940 Act to effect the termination of the Liquidating portfolios.

     7. As provided in the Investment Advisory Agreement, the costs and expenses of these transactions, including the preparation, filing, printing and mailing of proxy solicitation material, disclosure documents and related legal fees shall be borne by each of the Liquidating portfolios and Surviving portfolios pro rata based upon the total amount of net assets of each portfolio as a fraction of the total net assets of all four portfolios at the time any such costs and expenses are paid.

     In witness whereof, ONE Fund, on behalf of each of the Liquidating portfolios and Surviving portfolios, has caused this plan of merger and liquidation to be executed and attested in the City of Montgomery, State of Ohio, on the date first written above.
                                          ONE Fund, Inc.

                                          By:        /s/ JOHN J. PALMER
                                            ------------------------------------
                                                 John J. Palmer, President

                                          Attest:

                                          By:      /s/ RONALD L. BENEDICT
                                            ------------------------------------
                                               Ronald L. Benedict, Secretary

                                     PROXY

                                 ONE FUND, INC.

     I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Prospectus/Proxy Statement and Plan of Merger and Liquidation. I (we) appoint each of Ronald L. Benedict and John J. Palmer to be my (our) proxies and attorneys with full power of substitution and revocation to vote my (our) ONE Fund, Inc. shares at the special meeting of shareholders to be held on November 1, 1999 (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THIS PROXY RELATES TO A SOLICITATION BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------

     You may check ONE of these boxes instead of voting on each of the numbered items below:

           For  or   Against  or   Abstain on all the Board of Directors Recommendations
           [ ]       [ ]           [ ]
-----------------------------------------------------------------------------------------------
1. If you are a shareholder of the Global Contrarian Portfolio; to approve the merger of the
   Global Contrarian Portfolio into the International Portfolio:
           For  or   Against  or   Abstain
           [ ]       [ ]           [ ]
-----------------------------------------------------------------------------------------------

2. If you are a shareholder of the Tax-Free Income Portfolio; to approve the merger of the
   Tax-Free Income Portfolio into the Income Portfolio:

           For  or   Against  or   Abstain
           [ ]       [ ]           [ ]
-----------------------------------------------------------------------------------------------

Dated: --------------- , 1999          -----------------------------------------------------------
                                       Signature of Shareholder(s)

     Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Your shares will be voted in accordance with your directions. PLEASE RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 13, 1999


                                 ONE FUND, INC.
                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus/proxy statement dated October 13, 1999, for the special meeting of the shareholders of the Tax-Free Income Portfolio and the Global Contrarian Portfolio. Both the Tax-Free Income Portfolio and the Global Contrarian Portfolio are portfolios of ONE Fund, Inc. ("ONE Fund"), a mutual fund with nine diversified portfolios. The meeting is to be held on November 1, 1999.


The prospectus/proxy statement describes the proposed mergers of the Tax-Free Income Portfolio into the Income Portfolio and the Global Contrarian Portfolio into the International Portfolio pursuant to the terms of a Plan of Merger and Liquidation. Under the plan, the Income Portfolio and the International Portfolio would acquire all of the assets and assume all of the liabilities of the Tax-Free Income Portfolio and the Global Contrarian Portfolio, respectively, and issue their shares in exchange. As a result of the mergers, each shareholder will own that number of shares, including fractional shares, of the Income Portfolio or International Portfolio, as applicable, equal in dollar value at the time of the mergers to the value of such shareholder's shares of the Tax-Free Income Portfolio or Global Contrarian Portfolio, respectively.

To obtain a free copy of the prospectus/proxy statement, call or write to us at the telephone number or address shown above. The information contained in the prospectus/proxy statement and this SAI relates to the merging portfolios only. For information on the remaining portfolios of ONE Fund, please see ONE Fund's prospectus and SAI dated November 1, 1998.

                                TABLE OF CONTENTS

ONE FUND...........................................................................................................

PERFORMANCE........................................................................................................
     Current Yield of Tax-Free Income and Income Portfolios........................................................
     Tax-Equivalent Yield of Tax-Free Income Portfolio.............................................................
     Total Return..................................................................................................

PORTFOLIO TURNOVER.................................................................................................

INVESTMENT RESTRICTIONS............................................................................................

INVESTMENT POLICIES................................................................................................
     Money Market Instruments......................................................................................
     Repurchase Agreements.........................................................................................
     Reverse Repurchase Agreements.................................................................................
     Hedging Transactions..........................................................................................
     Covered Call Options and Put Options..........................................................................
     Risk Factors With Options.....................................................................................
     Futures Contracts.............................................................................................
     Options on Futures Contracts and Financial Indexes............................................................
     Risk Factors With Futures, Options on Futures, and Options on Indexes.........................................
     Risk Factors With Foreign Investments.........................................................................
     Foreign Currency Hedging Transactions.........................................................................
     Risk Factors With High-Yield, High-Risk Securities............................................................
     Convertible Securities........................................................................................
     Zero-Coupon and Pay-In-Kind Debt Securities...................................................................
     Securities Lending............................................................................................
     Warrants......................................................................................................
     When-Issued and Delayed Delivery Transactions.................................................................
     Borrowing Money...............................................................................................

MANAGEMENT.........................................................................................................
     Directors and Officers........................................................................................
     Compensation of Directors.....................................................................................
     Shareholders' Meetings........................................................................................
     Controlling Persons and Principal Shareholders................................................................
     Investment Advisory and Other Services........................................................................

BROKERAGE ALLOCATION...............................................................................................

PURCHASE AND REDEMPTION OF SHARES..................................................................................

REDUCING THE SALES CHARGE..........................................................................................

TAX STATUS.........................................................................................................

UNDERWRITERS.......................................................................................................

EXPERTS............................................................................................................

LEGAL COUNSEL......................................................................................................

YEAR 2000..........................................................................................................

APPENDIX: DEBT SECURITY RATINGS....................................................................................

FINANCIAL STATEMENTS...............................................................................................

                                    ONE FUND

ONE Fund is an open-end diversified management investment company which presently consists of 9 separate portfolios -- Money Market Portfolio, Tax-Free Income Portfolio, Income Portfolio, Income & Growth Portfolio, Growth Portfolio, Core Growth, Small Cap Portfolio, International Portfolio, and Global Contrarian Portfolio. The investments held by each portfolio are maintained separately from those held by the other portfolios. ONE Fund was incorporated in Maryland on April 24, 1992. The Money Market, Income, Income & Growth, and Growth Portfolios were first offered in August 1992. The International Portfolio was first offered in May 1993. The Tax-Free Income, Small Cap and Global Contrarian Portfolios was first offered in November 1994. The Core Growth Portfolio was first offered in November 1996.

The investment and reinvestment of Tax-Free Income Portfolio and Income Portfolio assets is directed by ONE Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The Adviser is also the investment adviser to Ohio National Fund, Inc. ("ONF"), a mutual fund formed by ONLI to support variable benefits under variable annuities and variable life insurance policies written by ONLI and its subsidiary, Ohio National Life Assurance Corporation. The principal business address of all these Ohio National companies is One Financial Way, Cincinnati, Ohio 45242. The investment and reinvestment of Global Contrarian Portfolio and International Portfolio assets is managed by Federated Global Investment Management Corp. ("FGIM") as subadviser. The principal business address of FGIM is 175 Water Street, New York, New York.

The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. ONE Fund shares do not have cumulative voting rights, which means the holders of more than half of the ONE Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

                                   PERFORMANCE

ONE Fund may distribute sales literature using graphs, charts, tables or examples comparing the performance of its portfolios to the Consumer Price Index or to established market indices including, but not limited to, the Dow Jones Industrial Average, Standard & Poor's 500 Index, IBC's Money Fund Reports, one or more of Lehman Brothers Bond Indices, Value Line Composite Index, New York Stock Exchange Composite Index, Russell 2000 Index, Russell 3000 Growth Index, Morgan Stanley Europe Australia and Far East Index, Morgan Stanley World Index, American Stock Exchange Index, National Association of Securities Dealers Automated Quotations Composite Index, Wilshire 5000 Index, Investors Business Daily 6000 Index, or other mutual funds having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average total return and cumulative total returns for each portfolio may also be advertised.

ONE Fund may also advertise the performance rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance, and Money Magazine.

The prospectus sets forth in tabular form under the caption "Financial Highlights" certain information concerning the Tax-Free Income, Income, Global Contrarian, and International Portfolios. The following discussion describes the methods of calculating current yields and total return, and states ONE Fund's policy with respect to each portfolio's turnover rate.

CURRENT YIELD OF TAX-FREE INCOME AND INCOME PORTFOLIOS
------------------------------------------------------

Current yield for these two portfolios is calculated by dividing the net investment income per share earned during a recent 30-day period by the portfolio's maximum offering price on the last day of the period and annualizing the result (assuming compounding of interest) in order to arrive at an annual percentage rate. In some instances, it may be necessary to use an estimate of the expected dividends and expenses. When estimates are used to calculate yields, actual dividends and expenses for that period may be different because the composition of the portfolio may change, resulting in a change in actual yield. When yield is used in sales literature for these portfolios, their total return will also be shown.

TAX-EQUIVALENT YIELD OF TAX-FREE INCOME PORTFOLIO
-------------------------------------------------

The Tax-Free Income Portfolio's tax-equivalent yield is the rate that an investor would have to earn from a taxable investment, before taxes, to equal the portfolio's tax-free yield. The tax-equivalent yield is calculated by dividing the portfolio's actual yield by the result of one minus the investor's marginal federal income tax rate. If only a portion of the portfolio's yield is tax-exempt, only that portion is adjusted in the calculation. The following table shows the effect of an investor's federal income tax bracket on the effective yield, assuming hypothetical yields of 3% to 7% for the Tax-Free Income Portfolio and assuming that none of the portfolio's investments yielded taxable income.


         Marginal                                     Portfolio                               Tax-Equivalent
         Tax Rate                                      Yield                                      Yield
         --------                                     ---------                               --------------

            28%                                          3%                                      4.17%

            28%                                          4%                                      5.56%

            28%                                          5%                                      6.94%

            28%                                          6%                                      8.33%

            28%                                          7%                                      9.72%

            31%                                          3%                                      4.35%

            31%                                          4%                                      5.80%

            31%                                          5%                                      7.26%

            31%                                          6%                                      8.70%

            31%                                          7%                                     10.14%

            31%                                          7%                                     10.14%

            36%                                          3%                                      4.69%

            36%                                          4%                                      6.25%

            36%                                          5%                                      7.81%

            36%                                          6%                                      9.38%

            36%                                          7%                                     10.94%

          39.6%                                          3%                                      4.97%

          39.6%                                          4%                                      6.62%

          39.6%                                          5%                                      8.28%

          39.6%                                          6%                                      9.93%

          39.6%                                          7%                                     11.59%

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities.

TOTAL RETURN
------------

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions, as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

                                            P(1 + T)n = ERV

where:     P        =       a hypothetical initial payment of $1,000,
           T        =      the average annual total return,
           n        =      the number of years, and

           ERV      =      the ending redeemable value of a hypothetical
                           $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).


The average annual and aggregate total return rates for each of the portfolios from its inception (assuming payment of the maximum applicable sales charge) and for the year ended on June 30, 1999, are as follows:


                                              Avg.                                         Aggregate
                               One           Annual           From          Five Year         From          Inception
                               Year        Five Year       Inception        Aggregate      Inception          Date
                               ----        ---------       ---------        ---------      ---------        ---------
Tax-Free Income                -2.06%          N/A            6.00%             N/A          35.36%          11/01/94

Income                         -0.43%         6.43%           5.45%           33.75%         43.64%           8/18/92

Global Contrarian             -11.88%          N/A            2.39%             N/A          17.56%          11/01/94

International                 -19.46%         2.91%           5.01%           15.43%         69.56%           4/30/93


In addition to total return rates, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from its inception and for the year ended on June 30, 1999 (assuming a hypothetical initial investment of $10,000 and payment of the maximum applicable sales charge) were as follows:


                                                                                  From               Inception
                                           One Year        Five Year           Inception                Date
                                           --------        ---------           ---------             ----------

Tax-Free Income                             $9,304            N/A                $13,130              11/01/94

Income                                      $9,956          $13,661              $14,659               8/18/92

Global Contrarian                           $8,371            N/A                $11,168              11/01/94

International                               $8,180          $11,278              $16,549               4/30/93


                               PORTFOLIO TURNOVER

Each portfolio has an expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of ONE Fund deems it appropriate to purchase or sell securities for a portfolio. ONE Fund's policy with respect to each portfolio is as follows:

Tax-Free Income Portfolio - Transactions in the securities of this portfolio may be made without regard to the length of time particular investments have been held if the Adviser believes that such transactions will help achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time, but is not expected to exceed 75% annually. It was 0% for the last fiscal year.

Income Portfolio - The Income Portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of this portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. It was 49% for the last fiscal year.

Global Contrarian Portfolio - Prior to April 5, 1999, because of the long-term growth objective and the purchase of under-valued and out-of-favor securities, this portfolio generally tended to hold portfolio securities for a relatively longer time with the expectation of eventual price appreciation. As a result, the portfolio turnover rate was not expected to exceed 50% annually. However, it could be substantially higher at times due to repositioning of the portfolio. On April 5, 1999, the portfolio's investment objective and policies were changed, as reflected in the prospectus and this SAI, to match those of the International Portfolio. The portfolio turnover rate was 254% for the last fiscal year.

International Portfolio - Although this portfolio will not normally engage in short-term trading, purchases and sales of securities will be made whenever deemed appropriate to achieve the portfolio's objective of total return on assets. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate to achieve this portfolio's stated objective. Under normal circumstances, the portfolio turnover rate for this portfolio is not expected to exceed 75% annually. It was 217% for the last fiscal year.

                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the portfolios are subject. A complete list of the portfolios investment restrictions is shown below. There are fundamental and nonfundamental investment restrictions. The fundamental investment restrictions may not be changed without the affirmative vote of the majority of the outstanding voting securities of ONE Fund or a particular portfolio, as appropriate. A "majority vote" means the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to that portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of such matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of ONE Fund. The nonfundamental investment restrictions may be changed by the Board of Directors without shareholder approval.

The fundamental investment restrictions for the Tax-Free Income and Income Portfolios are as follows:

l. The portfolio will not invest more than 5% of the value of its total assets in the securities of any one issuer (except U.S. government securities).

2. The portfolio will not purchase more than 10% of the outstanding voting securities of any one issuer.

3. The portfolio will not invest more than 25% of the value of its total assets in any one industry, except that the Tax-Free Income Portfolio may invest more than 25% of its assets in municipal securities. For purposes of this restriction, ONE Fund considers each foreign government to constitute an "industry." ONE Fund interprets the word "bank," as used in this investment restriction, to mean "domestic bank."

4. The portfolio will not issue senior securities, except that the portfolio may borrow money by means of reverse repurchase agreements or, for temporary or emergency purposes, from banks, and the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio. In the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets.

5. The portfolio will not purchase or sell commodities or commodity contracts except that each portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon.

6. The portfolio will not underwrite securities of other issuers except insofar as ONE Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

7. The portfolio will not purchase or sell real estate, including limited partnerships, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property.

8. The portfolio will not lend money or other assets to other persons in excess of 5% of a portfolio's total assets, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by marking to market daily.

9. The portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Tax-Free Income Portfolio of the securities of closed-end investment companies if after the purchase: (i) the portfolio does not own more than 3% of the total outstanding voting stock of the other investment company, or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

The fundamental investment restrictions for the Global Contrarian and International Portfolios are as follows:

1. The portfolio will not issue senior securities, except that the portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the portfolio's total assets, any such borrowings will be repaid before additional investments are made.

2. The portfolio will not purchase securities if, as a result of such purchase, 25% or more of the portfolio's total assets would be invested in any one industry. However, the portfolio may at any time invest 25% or more of its total assets in cash or items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

3. The portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

4. The portfolio will not lend any of its assets, except the portfolio's securities, up to one-third of its total assets. This shall not prevent the portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

5. The portfolio will not underwrite any issue of securities, except as the portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

6. With respect to 75% of its total assets, the portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

7. The portfolio will not purchase any securities on margin, but it may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

8. The portfolio will not purchase or sell commodities, except the portfolio may purchase and sell financial futures contracts and related options.

The nonfundamental investment restrictions for the Tax-Free Income and Income Portfolios are as follows:

1. The portfolio will not invest more than 15% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are not readily marketable.

2. The portfolio will not purchase or sell put or call options, except that each portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

3. The portfolio will not invest in securities of foreign issuers, except that the Income Portfolio may invest up to 20% of its assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency. For purposes of this restriction, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities.

4. The portfolio will not sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions.

5. The portfolio will not invest in foreign currency contracts or options except that, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio other than the Tax-Free Income Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

The nonfundamental investment restrictions for the Global Contrarian and International Portfolios are as follows :

1. The portfolio will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, the portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

2. The portfolio will not sell securities short unless during the time the short position is open, the portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

3. The portfolio will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for the settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.

Under normal market conditions, at least 65% of the assets of the Global Contrarian Portfolio and International Portfolio will be invested in foreign securities, including securities of issuers in at least three different foreign countries. As of the date of this SAI, the Board of Directors has approved investment by the portfolios, other than the Tax-Free Income Portfolio, in 50 countries with developed securities markets, including the following countries with developed economies: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom; and the following countries with developing economies: Argentina, Bangladesh, Brazil, Chile, China (Hong Kong, Shanghai and Shenzhen Exchanges), Czech Republic, Egypt, Greece, Hungary, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Zimbabwe.

                               INVESTMENT POLICIES

The portfolios may invest in money market instruments to a very limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the appendix to this SAI.

MONEY MARKET INSTRUMENTS
------------------------

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time at a specified rate of return. Normally, they are negotiable.

Bankers' Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.

REPURCHASE AGREEMENTS
---------------------

Under a repurchase agreement, the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for the portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, ONE Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser or subadvisers to present minimal credit risks in accordance with criteria established by ONE Fund's Board of Directors. The Adviser or subadvisers will review and monitor the creditworthiness of such institutions under the Board's general supervision. ONE Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of ONE Fund. The agreement must also provide that ONE Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio and the portfolio will abide by the limitations set out in the fundamental investment restrictions with respect to the borrowing of money.

HEDGING TRANSACTIONS
--------------------

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in the investment restrictions, is to reduce the Risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help ONE Fund to gain exposure or to protect itself from changes in market values. For example, ONE Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, ONE Fund can obtain immediate exposure to the market. The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.

COVERED CALL OPTIONS AND PUT OPTIONS
------------------------------------

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by ONE Fund's custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

RISK FACTORS WITH OPTIONS
-------------------------

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, ONE Fund will write call options only when the Adviser believes that the option premium will yield a greater return to the portfolio than any capital appreciation that might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for such option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price less the premium paid for the option, the portfolio will exercise the option, thereby reducing the loss the portfolio would have otherwise suffered. Accordingly, a portfolio will purchase put options only when the Adviser believes that the market price of the underlying security is more likely to decrease than increase.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES CONTRACTS
-----------------

Each portfolio may invest in two kinds of financial futures contracts - stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time a portfolio enters into a contract, it sets aside a small portion of the contract value in an account with ONE Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). ONE Fund, its futures commission merchant and ONE Fund's custodian retain control of the initial margin until the contract is liquidated.

OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES
--------------------------------------------------

Instead of entering into a financial futures contract, a portfolio may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will only be used for hedging purposes and will, therefore, be incidental to ONE Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, will be set aside to collateralize the options or futures contracts.

RISK FACTORS WITH FUTURES, OPTIONS ON FUTURES, AND OPTIONS ON INDEXES
---------------------------------------------------------------------


One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit the portfolio to close a position when it wants to do so. In such event, besides continuing to be subject to the margin requirements, the portfolio would experience a gain or loss to the extent that the price movement of the securities subject to the hedge differed from the position. To limit the Risk, the portfolios will invest only where there is an established secondary market.


A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be due, in part, to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of a portfolio's assets would not be offset by changes in the value of the contracts and options it had bought.


When a portfolio buys an option on a futures contract or an option on a financial index, its Risk of loss is limited to the amount of the premium paid. When a portfolio enters into a futures contract, there is no such limit. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index does not exceed the premium paid for the option.

The success of a hedge depends upon the Adviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, a portfolio could suffer a loss, and would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures and subjecting some futures traders to substantial losses.

RISK FACTORS WITH FOREIGN INVESTMENTS
-------------------------------------

Investments in foreign securities involve considerations not normally associated with investing in domestic issuers. Such factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

In selecting foreign investments, each portfolio seeks to minimize these factors. It seeks to invest in securities having investment characteristics and qualities comparable to the kinds of domestic securities in which it invests. Each portfolio seeks to avoid investments in countries with volatile or unstable political or economic conditions.

The portfolios may invest in securities of foreign issuers either directly or in the form of American Depository Receipts (ADRs). ADRs are securities typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs enable foreign stocks to be traded and cleared on U.S. markets. They bear the same investment risks as the underlying foreign stocks. The portfolios may invest in both sponsored and unsponsored ADRs. There may be less financial and other information available for unsponsored ADRs than for sponsored ADRs.

Since investments in foreign securities, other than U.S. dollar denominated securities, involve currencies of foreign countries, the value of a portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in currency exchange control regulations.

FOREIGN CURRENCY HEDGING TRANSACTIONS
-------------------------------------

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Tax-Free Income Portfolio, may engage, to the extent permitted by the investment restrictions in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the Risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors With Options" and "Risk Factors With Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the Risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

RISK FACTORS WITH HIGH-YIELD, HIGH-RISK SECURITIES
--------------------------------------------------


The high-yield, high-risk securities in which the Income Portfolio may invest up to 15% of its assets present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which primarily reflect fluctuations in prevailing interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is no national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk securities, especially in a thinly traded market.


Investors should recognize that the market for high-yield, high-risk securities is a relatively recent development that has not been fully tested by a prolonged economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of such securities held by the Income Portfolio and the ability of the issuers of such securities to pay principal and interest. A default by an issuer may result in the Income Portfolio incurring additional expenses to seek recovery of the amounts due it.

CONVERTIBLE SECURITIES
----------------------

Convertible securities include a variety of instruments that can be exchanged for or converted into common stock, including convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stocks or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities priced fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often call "investment value," and may not experience the same decline as the underlying common stocks.

Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES
-------------------------------------------

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

SECURITIES LENDING
------------------

A portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and regain the securities loaned; (3) a portfolio will receive any interest or dividend paid on the loaned securities; and (4) the aggregate market value of any portfolio's securities loaned bill not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio. In addition, it is anticipated that a portfolio may share with the borrower some of the income received on the collateral for the loan or that the portfolio will be paid a premium for the loan.

Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

WARRANTS
--------

Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specified period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
---------------------------------------------

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. No fees or other expenses, other than normal transaction costs, are incurred.

However, liquid assets of the portfolio sufficient to make payment for the securities to be purchased are segregated on the portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

BORROWING MONEY
---------------

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

                                   MANAGEMENT

DIRECTORS AND OFFICERS
----------------------

The directors and officers of ONE Fund, together with information as to their principal occupations during the past five years, are listed below:


                                   POSITION WITH              PRINCIPAL OCCUPATION
NAME AND ADDRESS                   ONE FUND                   DURING PAST FIVE YEARS
----------------                   --------                   ----------------------

Ronald L. Benedict*                Secretary and Director     Corporate Vice President, Counsel and Secretary,
One Financial Way                                             ONLI; Secretary of the Adviser and Ohio National
Cincinnati, Ohio                                              Equities Inc.; Secretary and Director of ONF.

George E. Castrucci                Director                   Director of ONF, Retired; Formerly President and
8355 Old Stable Road                                          Chief Operating Officer of Great American
Cincinnati, Ohio                                              Communications Co. and Chairman and Chief
                                                              Executive Officer of

                                   POSITION WITH              PRINCIPAL OCCUPATION
NAME AND ADDRESS                   ONE FUND                   DURING PAST FIVE YEARS
----------------                   --------                   ----------------------

                                                              Great American Broadcasting Co.; Director of Benchmark
                                                              Savings Bank; Director of Baldwin Piano & Organ Co.

Ross Love                          Director                   President and CEO, Blue Chip Broadcasting, Ltd.;
615 Windings Way                                              Trustee, Health Alliance of Greater Cincinnati;
Cincinnati, Ohio                                              Director, Partnership for a Drug Free America
                                                              (Chairman of African-American Task Force);
                                                              Advisory Board, Syracuse University School of
                                                              Management; Director of ONF; Director, Association
                                                              of National Advertisers; Until 1996 was Vice
                                                              President of Advertising, Procter & Gamble Co.

John J. Palmer*                    President and Director     Senior Vice President, Strategic Initiatives, ONLI;
One Financial Way                                             President and Director of ONF; President and
Cincinnati, Ohio                                              Director of ONLI's broker-dealers; prior to March
                                                              1997 was Senior Vice President of Life Insurance
                                                              Company of Virginia.

George M. Vredeveld                Director                   Professor of Economics, University of Cincinnati;
University of Cincinnati                                      Director of Center for Economic Education; Private
P.O.  Box 210223                                              Consultant; Director of Benchmark Savings Bank.
Cincinnati, Ohio

Thomas A. Barefield                Vice President             Senior  Vice President, Institutional Sales, ONLI;
One Financial Way                                             Vice President of ONF; Senior Vice President of
Cincinnati, Ohio                                              ONEQ; prior to December 1997, Senior Vice President,
                                                              Life Insurance Company of Virginia.

Michael A. Boedeker                Vice President             Vice President, Senior Investment Officer, ONLI;
One Financial Way                                             Vice President and Director of the Adviser; Vice
Cincinnati, Ohio                                              President of ONF.

Joseph P. Brom                     Vice President             Executive Vice President, ONLI; President and
One Financial Way                                             Director of the Adviser; Vice President of ONF.
Cincinnati, Ohio

Stephen T. Williams                Vice President             Vice President of Equity Securities, ONLI;

                                   POSITION WITH              PRINCIPAL OCCUPATION
NAME AND ADDRESS                   ONE FUND                   DURING PAST FIVE YEARS
----------------                   --------                   ----------------------


One Financial Way                                             Vice President and Director of the Adviser; Vice
Cincinnati, Ohio                                              President of ONF.

Dennis R. Taney                    Treasurer                  Mutual Funds Financial Operations Director, ONLI;
One Financial Way                                             Treasurer of the Adviser; Treasurer of ONF.
Cincinnati, Ohio

William Hilbert, Jr.               Compliance Director &      From May 1996 until December 1997, investment
One Financial Way                  Assistant Treasurer        administrator for ONLI; Contractor for Fidelity
Cincinnati, Ohio                                              Investments (1994-95) and for Procter & Gamble
                                                              (1995-96).

Marcus L. Collins                  Assistant Secretary        Senior Attorney, ONLI; Counsel to Countrywide
One Financial Way                                             Financial Services, Inc. (1998) and legal contract
Cincinnati, Ohio                                              employee for the U.S. Department of Justice
                                                              (1991-1998).

* Indicates directors who are "Interested Persons" as defined by the Investment Company Act of 1940, as amended.

COMPENSATION OF DIRECTORS

Directors not affiliated with ONLI, the Adviser, FGIM, or Pilgrim Baxter & Associates, Ltd. were compensated as follows during the fiscal year ended June 30, 1999:

                                Aggregate Compensation                 Total Compensation
Name of Director                    From One Fund                      From Fund Complex*
----------------                    -------------                      ------------------
George E. Castrucci                     $4,600                              $15,000
Ross Love                               $4,600                              $15,000
George M. Vredeveld                     $4,600                              $15,000

*  The "Fund Complex" consists of ONE Fund and ONF.

Directors and officers of ONE Fund who are affiliated with ONLI or the Adviser receive no compensation from the Fund Complex. ONE Fund has no pension, retirement or deferred compensation plan for its directors or officers.

SHAREHOLDERS' MEETINGS
----------------------

ONE Fund's by-laws provide that shareholders' meetings need only be held every three years unless matters requiring shareholder approval should occur more frequently. It is anticipated that shareholders' meetings will generally occur every three years.

CONTROLLING PERSONS AND PRINCIPAL SHAREHOLDERS
----------------------------------------------

Because of its ownership of ONE Fund shares, ONLI is a controlling person of each portfolio of ONE Fund other than the International Portfolio. As a result, ONLI likely will be able to control the outcome of a shareholder vote for any of those portfolios unless and until the percentage of shares of a portfolio held by other investors significantly expands. The Adviser is also 100% owned by ONLI.

As of June 9, 1999, ONLI's ownership of the portfolios' shares was as follows:


                                                              Number of               Net Asset           Percent of
Portfolio                                                       Shares                  Value             Portfolio
---------                                                       ------                  -----             ---------

Tax-Free Income                                                554,040               $ 6,094,440              87.6%

Income                                                         510,744               $ 4,938,894              77.5%

Global Contrarian                                              267,142               $ 2,070,351              67.5%

International                                                   33,100               $     1,069               0.0%

In addition, as of that date, Bradley Warnemunde of Cincinnati, Ohio owned 51,495.93 shares of the International Portfolio having a total net asset value of $550,491.51 and representing 7.8% of the portfolio. As of that date, no other shareholder owned more than 5% of the shares of any of the portfolios. The amount of shares of each portfolio held by officers and directors of ONE Fund, as a group, was less than 1%.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as ONE Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from ONE Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems. The Adviser regularly furnishes to ONE Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each investment portfolio. Upon approval of an investment program by ONE Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the International Portfolio, delegates that implementation to FGIM.

The Adviser's services are provided under an investment advisory agreement with ONE Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for ONE Fund. The Adviser also furnishes at its own expense or pays the expenses of ONE Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar Bank and Investors Fiduciary Trust Company, and the agency agreement with American Data Services, Inc.), office space, and other facilities. ONE Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes, certain printing costs, brokerage commissions on portfolio transactions, custodial and transfer agent fees, auditing and legal expenses, and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from ONE Fund an annual investment advisory fee based on the average daily net asset value of each portfolio's assets during the quarterly period for which the fee is paid based on the following schedule: (a) for those assets held in the Income Portfolio, the fee is at an annual rate of 0.50% of the first $100 million of assets in each portfolio, 0.40% of the next $150 million, and 0.30% of assets over $250 million; (b) for assets held in the Tax-Free Income Portfolio, the fee is at an annual rate of 0.60% of the first $100 million of assets, 0.50% of the next $150 million, and 0.40% of assets over $250 million; and (c) for assets held in the Global Contrarian and International Portfolios, the fee is at an annual rate of 0.90% of assets in each portfolio.

Under the investment advisory agreement, ONE Fund authorizes the Adviser to retain a subadviser for the Global Contrarian and International Portfolios, subject to the approval of ONE Fund's Board of Directors. The Adviser has entered into a subadvisory agreement with FGIM to manage the investment and reinvestment of Global Contrarian and International Portfolio assets, subject to the supervision of the Adviser. As compensation for its services, the Adviser pays FGIM at the annual rate of 0.45% of the first $200 million and 0.40% of any average daily net assets in excess of $200 million of the International Portfolio. The Adviser pays FGIM at an annual rate of 0.75% of the first $100 million and 0.65% of any average daily net assets in excess of $100 million of the Global Contrarian Portfolio.

For each of the fiscal years ended June 30, investment advisory fees from each of ONE Fund's portfolios were paid to ONIMCO (the Adviser's predecessor) and to the Adviser as follows:


1999                                                            Earned                Waived                Net Fees
----                                                            ------                ------                --------

Tax-Free Income                                               $43,382               $10,766                  $32,616

Income                                                         33,132                 9,973                   23,159

Global Contrarian                                              34,827                     0                   34,827

International                                                  88,376                     0                   88,376

1998                                                            Earned                  Waived               Net Fees
----                                                            ------                  ------               --------

Tax-Free Income                                             $   42,613              ($10,653)             $  31,960

Income                                                          33,928              ( 10,178)                23,750

Global Contrarian                                               54,075                     0                 54,075

International                                                  152,991                     0                152,991


1997                                                            Earned                Waived               Net Fees
----                                                            ------                ------               --------

Tax-Free Income                                               $ 40,001              ($13,228)              $ 26,773

Income                                                          33,991              ( 12,594)                21,397

Global Contrarian                                               52,669                     0                 52,669

International                                                  151,632                     0                151,632

The investment advisory agreement also provides that if, and to the extent that, the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of the portfolio's average daily net asset value, the Adviser will pay such expenses. During the last fiscal year, the Adviser reimbursed $47,996 to the Global Contrarian Portfolio and $43,677 to the International Portfolio under these terms.

Under a service agreement among ONE Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the investment advisory agreement. The Adviser reimburses ONLI for its expenses in this regard.

The investment advisory agreement and the service agreement were approved by a vote of ONE Fund's Board of Directors on January 24, 1996, and the shareholders on March 28, 1996. The subadvisory agreement for the Global Contrarian and International Portfolios was approved by a vote of ONE Fund's Board of Directors on December 7, 1998, and the shareholders on April 5, 1999. These agreements will continue in force from year to year hereafter, if such continuance is specifically approved at least annually by a majority of ONE Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of ONE Fund's Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately. The foregoing agreements were approved by the Board of Directors for continuance on August 29, 1999.

The investment advisory, subadvisory and service agreements may be terminated at any time, without the payment of any penalty, on 60 days written notice to the Adviser by ONE Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The investment advisory agreement may be terminated by the Adviser on 90 days written notice to ONE Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days written notice to ONE Fund and the other party. The subadvisory agreement may be terminated, without penalty, by the Adviser or FGIM on 90 days written notice to ONE Fund and the other party. The agreements will automatically terminate in the event of their assignment.

ONE Fund's 12b-1 Plan is used solely to compensate broker-dealers that sell ONE Fund shares (the "Selling Dealers") for shareholder services and for sales. The basic payment is 0.25% of the average net assets of each other portfolio. The fees are increased to the extent necessary to pay incentive bonuses to individual registered representatives who service $5 million or more of ONE Fund shares. Such increases can never increase the fees paid to more than 0.17% and 0.30% respectively. No interested person of ONE Fund other than the Selling Dealers has a direct or indirect financial interest in ONE Fund's 12b-1 Plan. ONE Fund benefits from the 12b-1 Plan payments to Selling Dealers by having the registered representatives of those dealers answer shareholder questions and by having those registered representatives motivated to sell ONE Fund shares to persons likely to remain shareholders for a period of time.

                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for all the portfolios, other than the Global Contrarian and International Portfolios, and selects the brokers to handle such transactions. FGIM, as subadviser to the Global Contrarian and International Portfolios, selects the brokers and dealers that execute the transactions for those portfolios. It is the intention of the Adviser and FGIM to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and FGIM will, where possible, deal directly with dealers that make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers through which to effect transactions, the Adviser and FGIM consider a number of factors including the quality, efficiency of execution and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or FGIM may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or FGIM determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or FGIM, or to the benefit of its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or FGIM. However, receipt of such services may tend to reduce the expenses of the Adviser or FGIM. Research, statistical and similar information furnished by brokers may be of incidental assistance to ONLI, ONF or other clients or affiliates of the Adviser or FGIM and conversely, transaction costs paid by ONLI, ONF or other clients or affiliates of the Adviser or FGIM may generate information which is beneficial to ONE Fund.

Consistent with these polices, FGIM may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with FGIM so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

For each of the fiscal years ended June 30, the following brokerage commission amounts were paid by each portfolio:

                                                                       1999                1998               1997
                                                                       ----                ----               ----

Tax Free Income                                                           None               None               None

Income                                                                    None               None               None

Global Contrarian                                                    $  53,148           $ 16,385          $   6,658

International                                                        $ 123,546           $ 17,067           $ 23,484

During the fiscal year ended June 30, 1999, 100% of such commissions were paid to brokers who furnished statistical data and research information to the Adviser, Societe General Asset Management Corp., the subadviser to the Global Contrarian and International Portfolios from their respective inception dates through December 31, 1998, or FGIM.

                        PURCHASE AND REDEMPTION OF SHARES

ONE Fund shares are sold at the public offering price, which is their net asset value plus a sales charge, as described in the prospectus, if applicable. They may be redeemed at their net asset value next computed after a purchase or redemption order is received by ONE Fund.

Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to ONE Fund. However, ONE Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by ONE Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for ONE Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of ONE Fund.

Redemptions of shares of any ONE Fund portfolio by any shareholder during any 90-day period will be paid in cash, up to the lesser of (a) $250,000 or (b) 1% of the portfolio's total net asset value. Larger redemptions may, at ONE Fund's discretion, be paid wholly or in part by securities or other assets of the portfolio. A shareholder who receives securities would likely incur brokerage expenses in disposing of them.

Shares of one portfolio may be exchanged for shares of another portfolio of ONE Fund on the basis of the relative net asset values next computed after an exchange order is received by ONE Fund. However, in the case of transfers from the Money Market Portfolio to another portfolio, the sales charge will be levied unless such assets had previously been subjected to a sales charge by having been earlier transferred from another portfolio to the Money Market Portfolio.

The net asset value of ONE Fund's shares is determined at 4 p.m., Eastern time, on each day the New York Stock Exchange is open for unrestricted trading. That is normally each weekday (Monday through Friday) except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m., Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m., Eastern time.

Short-term debt securities in all portfolios with remaining maturities of 60 days or less are valued at amortized cost. All other assets, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by ONE Fund's Board of Directors.

                            REDUCING THE SALES CHARGE

The prospectus describes a variety of ways you may qualify for scheduled reductions in sales load for large purchases. In general, these special purchase methods permit you to treat your purchase as if it were part of a larger purchase. Certain ways to reduce sales load are available to you individually, and other ways in combination with other investors. First, you may make a single purchase (of shares of one or more ONE Fund portfolios) in an aggregate amount that qualifies for a reduced sales charge (at least $25,000). Second, you may add the amount of your existing ONE Fund holdings to the amount being purchased (with the sum equaling your "accumulated holdings"), and pay only the percentage sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings. Third, you may add to your accumulated holdings the amount of the annual or single premium of any Ohio National annuity or insurance policy you purchase concurrently with the ONE Fund shares (i.e., ONE Fund shares are purchased in the time between application for, and 5 days after delivery of, an Ohio National annuity or insurance policy) and pay only the sales charge that would apply to your purchase if it were part of a purchase the size of your accumulated holdings plus the amount of your concurrent purchase. Fourth, you may add to your accumulated holdings (and your concurrent purchases, if any) an amount of ONE Fund shares you state (in a letter of intent) that you intend to purchase within a 13-month period and pay only the sales charge that would apply to that total. To the extent that your sales charge reduction depends on purchases pursuant to a letter of intent, a number of the shares you purchase will be escrowed to pay the sales charge that would apply if some or all of the future purchases under the letter of intent are not made.

In addition, you may be able to aggregate the holdings or purchases of other persons with the amounts determined in the methods described in the prior paragraph. First, you are entitled to aggregate your accumulated holdings with purchases and holdings of ONE Fund shares by your spouse, children and grandchildren. Second, if you are a member of a "qualified group" (as described in "Group Purchases" in the prospectus), you may aggregate your holdings and purchases with those of the entire qualified group. However, you may not aggregate purchases of your family members with those of a qualified group, to which such family members do not belong, for purposes of qualifying for a reduced sales charge. In addition, you may not aggregate the holdings or purchases of more than one qualified group with your own holdings or purchases.

                                   TAX STATUS

ONE Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, ONE Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder.

Shareholders should consult their own tax advisers with regard to the tax status of One Fund distributions.

                                  UNDERWRITERS

Ohio National Equities, Inc., a wholly-owned subsidiary of ONLI, has served as principal underwriter for ONE Fund shares since March 26, 1997. ONE Fund shares are offered by the registered representatives of another wholly-owned subsidiary of ONLI, The O.N. Equity Sales Company, and other broker-dealers with whom the principal underwriter enters into distribution agreements. ONE Fund shares are offered on a best-efforts basis. The offering is continuous.

                                     EXPERTS

The financial statements of ONE Fund as of June 30, 1999, and for the periods indicated herein, included in this SAI and the Financial Highlights included in the prospectus dated October 1, 1999, have been included herein and in the prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, appearing in this SAI, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's business address is 201 East Fifth Street, Cincinnati, Ohio 45202.

                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of ONE Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this SAI.

                                    YEAR 2000

ONE Fund, the Adviser, and related entities believe they have succeeded in remedying the Year 2000 problem for all mission critical internal computer systems and applications. Conversion testing and implementation for those systems were completed by December 31, 1998. During the remainder of 1999, peripheral personal computer systems will continue to be upgraded and tested for Year 2000 implementation. While ONE Fund and the Adviser have been assured by suppliers of financial services (including the custodians, the transfer agent, and the accounting agent) that their systems either are already compliant or will be so in sufficient time, ONE Fund's internal auditors intend to independently test those systems to verify their compliance. ONE Fund, the Adviser, and related entities are also developing contingency plans to be prepared for the possibility that one or more service providers might not be compliant. The failure of ONE Fund, the Adviser, or one of their service providers to achieve timely and complete compliance could materially impair the ability to conduct their business, including the ability to accurately and timely value portfolio securities.

                                    APPENDIX:
                              DEBT SECURITY RATINGS

The Securities and Exchange Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). ONIMCO may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's and S&P will be considered in determining the eligibility of bonds for acquisition by the ONE Fund.

MOODY'S INVESTORS SERVICE, INC.

COMMERCIAL PAPER:

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BONDS:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment Risk and are generally referred to as "gilt edge."

         Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba by Moody's are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other term of the contract over any long period of time may be small.


STANDARD & POOR'S CORP.

COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

BONDS:

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

BB Debt rated BB by S&P has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B Debt rated B by S&P has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

DUFF & PHELPS, INC.

COMMERCIAL PAPER:

D & P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below Risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


FITCH INVESTORS SERVICE, INC.

COMMERCIAL PAPER:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                              FINANCIAL STATEMENTS

TAX-FREE INCOME PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment grade municipal securities.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     0.97%          (2.06)%
Three-year                   4.81%           3.75%
Since inception
  (11/1/94)                  6.70%           6.00%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

ONE FUND TAX-FREE INCOME PORTFOLIO

The Tax-Free Fund has lagged its benchmark, the Lehman Tax Free Intermediate Bond Index for the six months and twelve months ended June 30, 1999. For six months we lagged -1.66% to -1.01% and for 12 months .97% to 2.83%. Our comparisons have suffered previously from the fact that our portfolio has a somewhat longer maturity profile than the index and increases in interest rate levels over the past year have impacted our market value more negatively. We do feel with the economy expected to slow somewhat in the second half of 1999, interest rates may be more stable and our performance should improve versus the index.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                         TAX-FREE INCOME PORTFOLIO (WITH MAX.
                                                         SALES CHARGE)|(COMMENCED OPERATIONS    LEHMAN BROS. MUNICIPAL BOND INDEX
                                                                  NOVEMBER 1, 1994)                       -INTERMEDIATE
                                                         ------------------------------------   ---------------------------------
                                                                        9,700.00                             10,000.00
'94                                                                     9,860.00                             10,264.00
                                                                       10,690.00                             11,248.00
'95                                                                    11,480.00                             11,834.00
                                                                       11,400.00                             11,810.00
'96                                                                    11,930.00                             12,314.00
                                                                       12,290.00                             12,662.00
'97                                                                    12,950.00                             13,398.00
                                                                       13,003.00                             13,758.00
'98                                                                    13,352.00                             14,267.00
                                                                       13,130.00                             14,139.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Washington St Pub Pwr Sup Sys
     Nuclear                                  4.54
 2.  Chicago Illinois Midway Airport          4.37
 3.  North Carolina Med Care Commn
     Healthcare                               4.15
 4.  New York St Med Care Facs Fin Agy
     Rev                                      4.11
 5.  Metropolitan Atlanta Rapid Tran
     Auth                                     4.10
 6.  Pennsylvania Intergvt Coop Auth
     Spl Tax                                  4.07
 7.  Nevada State Gen Oblig                   4.01
 8.  Richland Cnty South Carolina Poll
     Ctl                                      3.91
 9.  Matagorda Cnty Texas Nav Dist No
     1                                        3.91
10.  Clark Cnty Nevada School District        3.89

 TOP 5 CATEGORIES AS OF JUNE 30, 1999

                                       % of Portfolio
1. Power Revenue                           18.41
2. Hospital Revenue                        18.29
3. Insured                                 16.06
4. Pollution Control & Industrial
  Revenue                                  11.27
5. General Obligation                      11.18

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                               MARKET
 AMOUNT               MUNICIPAL BONDS                VALUE
-------------------------------------------------------------
           AIRPORT REVENUE (7.8%)
$300,000   Chicago Illinois Midway Airport 5.500%
            01/01/29.............................  $  298,914
 250,000   Chicago Illinois O'Hare Intl Airport
            5.000% 01/01/13......................     240,153
                                                   ----------
                                                      539,067
                                                   ----------
           CONVENTION COMPLEX & HOSPITALITY FACILITIES (3.0%)
 200,000   Metropolitan Pier & Exp ILL Hosp Facs
            6.250% 07/01/17......................     209,454
                                                   ----------
           GENERAL OBLIGATION BONDS (11.2%)
 100,000   Clairborne County Mississippi 7.300%
            05/01/25.............................     104,368
 150,000   Commonwealth of Puerto Rico 5.500%
            07/01/17.............................     152,180
 250,000   Nevada State 6.600% 12/01/13..........     273,860
 250,000   State of Washington 5.000% 05/01/17...     239,590
                                                   ----------
                                                      769,998
                                                   ----------
           HOSPITAL REVENUE (18.2%)
 250,000   Hawaii Department of Budget 6.000%
            07/01/20.............................     258,872
 250,000   Maricopa Cnty Arizona Indl Dev 5.250%
            11/15/37.............................     241,390
 250,000   Massachusetts St Health & Edl Facs
            6.200% 10/01/16......................     264,647
 300,000   North Carolina Medical Care Comm
            Healthcare Facs 5.250% 05/01/26......     283,302
 200,000   Wisconsin St Health & Edl Facs 6.125%
            11/15/15.............................     211,652
                                                   ----------
                                                    1,259,863
                                                   ----------
           HOUSING REVENUE (2.3%)
 150,000   Alaska St Housing Fin Corp 5.875%
            12/01/24.............................     155,687
                                                   ----------
           INSURED BONDS (16.1%)
 250,000   Matagorde Cnty Texas Nav Dist #1
            6.700% 03/01/27 (AMBAC)..............     266,965
 250,000   Metropolitan Atlanta Rapid Trans
            6.800% 07/01/14 (MBIA)...............     280,163
 250,000   New York State Med Care Facs 6.750%
            08/15/14 (AMBAC).....................     281,090
 250,000   Pennsylvania Intergvt Coop 6.750%
            06/15/21 (FGIC)......................     278,347
                                                   ----------
                                                    1,106,565
                                                   ----------

  FACE                                               MARKET
 AMOUNT               MUNICIPAL BONDS                VALUE
-------------------------------------------------------------
           POLLUTION CONTROL & INDUSTRIAL REVENUE (11.3%)
$250,000   Lawrenceburg, Indiana 5.900%
            11/01/19.............................  $  251,063
 250,000   Richland County, S Carolina 6.550%
            11/01/20.............................     266,987
 250,000   West Feliciana, Louisiana 8.000%
            12/01/24.............................     258,315
                                                   ----------
                                                      776,365
                                                   ----------
           POWER REVENUE (18.4%)
 250,000   Jacksonville Florida Electric 5.500%
            10/01/14.............................     252,760
 250,000   N Carolina Eastern Power System 6.000%
            01/01/22.............................     253,248
 250,000   Salt River Arizona Project Power
            5.000% 01/01/13......................     246,502
 200,000   Southern California Public Power
            6.000% 07/01/18......................     205,274
 300,000   Washington St Pub Pwr Sys Nuclear
            5.700% 07/01/12......................     310,173
                                                   ----------
                                                    1,267,957
                                                   ----------
           SCHOOL REVENUE (3.9%)
 250,000   Clark Cnty Nevada School District
            7.000% 06/01/09......................     265,972
                                                   ----------
           TRANSPORTATION REVENUE (3.2%)
 250,000   Central Pudget Sound RTA Washington
            4.750% 02/01/28......................     221,650
                                                   ----------
           WATER REVENUE (3.7%)
 250,000   Metropolitan Water District of S.
            California 5.500% 07/01/13...........     253,760
                                                   ----------
           TOTAL MUNICIPAL BONDS (99.1%) (COST
            $6,267,256)..........................  $6,826,338
                                                   ----------
           TOTAL HOLDINGS (99.1%)
            (COST $6,267,256) (A)................  $6,826,338
                                                   ----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (0.9%)............      61,845
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,888,183
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,267,256)...............  $6,826,338
  Dividends & accrued interest receivable....     111,035
  Deferred organizational expenses (note
    1).......................................         176
  Other......................................       1,654
                                               ----------
    Total assets.............................   6,939,203
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       2,820
  Accrued 12b-1 fees (note 6)................       4,253
  Other accrued expenses.....................      19,510
  Dividends payable..........................      24,437
                                               ----------
    Total liabilities........................      51,020
                                               ----------
Net assets at market value...................  $6,888,183
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      632
  Paid-in capital in excess of par value.....   6,439,701
  Accumulated undistributed net realized loss
    on investments...........................    (111,345)
  Net unrealized appreciation on
    investments..............................     559,082
  Undistributed net investment income........         113
                                               ----------
Net assets at market value...................  $6,888,183
                                               ==========
Shares outstanding...........................     632,397
Net asset value per share....................  $    10.89
                                               ==========
Maximum offering price per share
  ($10.89/97%)...............................  $    11.23
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest...................................  $  408,845
                                               ----------
Expenses:
  Management fees (note 3)...................      43,382
  12b-1 fees (note 6)........................      18,120
  Custodian fees (note 3)....................       4,906
  Directors' fees (note 3)...................       1,275
  Professional fees..........................       4,437
  Transfer agent & accounting fees...........      33,918
  Filing fees................................       8,153
  Printing, proxy and postage fees...........       2,211
  Organizational expense (note 1)............         573
  Other......................................         185
                                               ----------
    Total expenses...........................     117,160
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................     (10,766)
                                               ----------
    Net expenses.............................     106,394
                                               ----------
    Net investment income....................     302,451
                                               ----------
Unrealized loss on investments:
  Net decrease in unrealized appreciation on
    investments..............................    (222,407)
                                               ----------
      Net loss on investments................    (222,407)
                                               ----------
      Net increase in net assets from
         operations..........................  $   80,044
                                               ==========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  302,451      $  305,219
  Realized loss on investments..............................            0        (100,005)
  Unrealized gain (loss) on investments.....................     (222,407)        186,945
                                                               ----------      ----------
      Net increase in assets from operations................       80,044         392,159
                                                               ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (302,451)       (305,219)
                                                               ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      303,312         457,036
  Received from dividends reinvested........................       36,968          32,007
  Paid for shares redeemed..................................     (399,472)       (232,821)
                                                               ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (59,192)        256,222
                                                               ----------      ----------
         Increase (decrease) in net assets..................     (281,599)        343,162
                                                               ----------      ----------
Net Assets:
  Beginning of period.......................................    7,169,782       6,826,620
                                                               ----------      ----------
  End of period.............................................   $6,888,183      $7,169,782
                                                               ==========      ==========
  Includes undistributed net investment income of...........   $      113      $      113
                                                               ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED JUNE 30,               11-1-94
                                                              ---------------------------------------        TO
                                                               1999       1998       1997       1996      6-30-95
                                                              ------     ------     ------     ------     --------
Per share data:
Net asset value, beginning of period........................  $11.24     $11.09     $10.79     $10.66      $10.00
Income from investment operations:
  Net investment income.....................................    0.47       0.49       0.53       0.56        0.35
  Net realized & unrealized gain (loss) on investments......   (0.35)      0.15       0.30       0.13        0.66
                                                              ------     ------     ------     ------      ------
    Total income from investment operations.................    0.12       0.64       0.83       0.69        1.01
                                                              ------     ------     ------     ------      ------
Less distributions:
  Dividends from net investment income......................   (0.47)     (0.49)     (0.53)     (0.56)      (0.35)
                                                              ------     ------     ------     ------      ------
Net asset value, end of period..............................  $10.89     $11.24     $11.09     $10.79      $10.66
                                                              ======     ======     ======     ======      ======
Total return................................................    0.97%      5.77%      7.82%      6.59%      10.26%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................    1.47%      1.45%      1.24%      0.94%       0.91%(a)
  Net investment income.....................................    4.18%      4.30%      4.81%      5.20%       5.04%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.62%      1.60%      1.45%      1.24%       1.21%(a)
  Net investment income.....................................    4.03%      4.15%      4.60%      4.90%       4.74%(a)
Portfolio turnover rate.....................................       0%         4%         6%         8%          0%
Net assets at end of period (millions)......................  $  6.9     $  7.2     $  6.8     $  6.3      $  5.7

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Tax Free Income portfolio, but it may cease that waiver, in whole or in part , without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     2.65%          (0.43)%
Three-year                   6.46%           5.38%
Five-year                    7.08%           6.43%
Since inception
  (8/18/92)                  5.92%           5.45%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income Portfolio was about even with the Lehman Government/Corporate Intermediate Bond Index for the first six months of 1999 losing -.54% versus -.58% for the Index. For the year ended 6-30-99, the fund trailed the Index 2.65% to 4.19%. Corporate bond performance especially in the Baa category was poor relative to U.S. Treasury Securities in the last half of 1998. So far this year corporates in that category have done better than U.S. Treasury Securities. The economy is expected to slow somewhat in the second half of 1999 and interest rates will likely be more stable than the first half of this year when long U.S. Treasury Bond yields increased by about 1%.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INCOME PORTFOLIO (WITH MAX. SALES
                                                              CHARGE)|(COMMENCED OPERATIONS     LEHMAN BROS. GOVT./CORPORATE BOND
                                                                    AUGUST 18, 1992)                  INDEX - INTERMEDIATE
                                                            ---------------------------------   ---------------------------------
                                                                         9,700.00                            10,000.00
'92                                                                      9,757.00                            10,100.00
                                                                        10,827.00                            10,721.00
'93                                                                     11,051.00                            10,981.00
                                                                        10,409.00                            10,691.00
'94                                                                     10,449.00                            10,767.00
                                                                        11,621.00                            11,799.00
'95                                                                     12,202.00                            12,414.00
                                                                        12,150.00                            12,388.00
'96                                                                     12,771.00                            12,917.00
                                                                        13,158.00                            13,282.00
'97                                                                     13,810.00                            13,933.00
                                                                        14,282.00                            14,411.00
'98                                                                     14,739.00                            15,101.00
                                                                        14,659.00                            15,014.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 BONDS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  U.S. Treasury Note                      14.51
 2.  Texas Utilities Electric Co.             4.82
 3.  Watson Pharmaceuticals, Inc              4.54
 4.  Mirage Resorts Inc.                      4.42
 5.  ITT Destinations Inc.                    4.30
 6.  Mississippi Chemical Corp.               4.27
 7.  El Paso Electric Co.                     4.24
 8.  Lyondell Chemicals, Inc. Series
     144A                                     4.08
 9.  IBM Corp.                                4.07
10.  Tenneco Inc.                             4.07

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Utilities                               20.40
 2.  U.S. Treasury Notes                     14.42
 3.  Hotel/Lodging                           11.72
 4.  Oil, Energy, and Natural Gas             8.70
 5.  Chemicals                                8.30

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           GOVERNMENT (14.4%)
$900,000   U.S. Treasury Note 6.375% 08/15/02....  $  917,438
                                                   ----------
           CHEMICALS (8.3%)
 250,000   Lyondell Chemicals Inc. (144A) 9.625%
            05/01/07.............................     258,125
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     270,015
                                                   ----------
                                                      528,140
                                                   ----------
           COMMUNICATIONS (1.7%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     106,918
                                                   ----------
           COMPUTER & RELATED (4.1%)
 250,000   IBM Corp. 7.250% 11/01/02.............     257,723
                                                   ----------
           DRUGS (4.5%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     287,618
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.0%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     256,812
                                                   ----------
           HOTEL/LODGING (11.7%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     191,733
 300,000   ITT Destinations Inc. 6.750%
            11/15/05.............................     272,209
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     279,878
                                                   ----------
                                                      743,820
                                                   ----------
           MEDICAL & RELATED (4.0%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     251,369
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.7%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....     195,745
 100,000   Seagull Energy 7.875% 08/01/03........     100,410
 250,000   Tenneco Inc. 8.075% 10/01/02..........     257,629
                                                   ----------
                                                      553,784
                                                   ----------
           REAL ESTATE (3.1%)
 200,000   Avalon Properties Inc. 7.375%
            09/15/02.............................     200,575
                                                   ----------
           TEXTILES & RELATED (3.9%)
 250,000   Fruit of the Loom Corp. 7.875%
            10/15/99.............................  $  250,086
                                                   ----------
           TRANSPORTATION & EQUIPMENT (6.9%)
 200,000   ABC Rail Product Corp. 8.750%
            12/01/04.............................     188,000
 250,000   Illinois Central Gulf Railroad 6.750%
            05/15/03.............................     251,453
                                                   ----------
                                                      439,453
                                                   ----------

  FACE                                               MARKET
 AMOUNT    LONG-TERM BONDS & NOTES                   VALUE
-------------------------------------------------------------
           UTILITIES (14.4%)
$250,000   El Paso Electric Co. 8.900%
            02/01/06.............................  $  268,301
 200,000   Niagara Mohawk Power Corp. 7.750%
            10/01/08.............................     206,154
 137,426   Puget Power 6.450% 04/11/05...........     136,685
 300,000   Texas Utilities Electric 7.480%
            01/01/17.............................     304,992
                                                   ----------
                                                      916,132
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (89.7%)
            (COST $5,716,850)....................  $5,709,868
                                                   ----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             UTILITIES (6.0%)
     8,000   GTE Delaware 8.750% Series B.......  $   203,000
     7,000   Connecticut Light, Power & Capital
              9.300% Series A...................      179,375
                                                  -----------
                                                      382,375
                                                  -----------
             TOTAL PREFERRED STOCK (6.0%)
              (COST $375,000)...................  $   382,375
                                                  -----------

  FACE                                               MARKET
 AMOUNT    SHORT-TERM NOTES                          VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.6%)
$230,000   Household Finance 5.450% 07/01/99.....  $  230,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (3.6%)
            (COST $230,000)......................  $  230,000
                                                   ----------
           TOTAL HOLDINGS (99.3%)
            (COST $6,321,850) (A)................  $6,322,243
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.7%)...............................      42,191
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,364,434
                                                   ==========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $258,125 or 4.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $6,321,850)...............  $6,322,243
  Cash in bank...............................         756
  Dividends & accrued interest receivable....     113,375
  Other......................................       1,627
                                               ----------
    Total assets.............................   6,438,001
                                               ----------
Liabilities:
  Payable for shares redeemed................      21,601
  Payable for investment management services
    (note 3).................................       2,019
  Accrued 12b-1 fees (note 6)................       3,418
  Other accrued expenses.....................      18,860
  Dividends payable..........................      27,669
                                               ----------
    Total liabilities........................      73,567
                                               ----------
Net assets at market value...................  $6,364,434
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      657
  Paid-in capital in excess of par value.....   6,399,072
  Accumulated undistributed net realized loss
    on investments...........................     (35,688)
  Net unrealized appreciation on
    investments..............................         393
                                               ----------
Net assets at market value...................  $6,364,434
                                               ==========
Shares outstanding...........................     657,044
Net asset value per share....................  $     9.69
                                               ==========
Maximum offering price per share
  ($9.69/97%)................................  $     9.99
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $ 470,680
                                                ---------
Expenses:
  Management fees (note 3)....................     33,132
  12b-1 fees (note 6).........................     16,542
  Custodian fees (note 3).....................      5,023
  Directors' fees (note 3)....................      1,275
  Professional fees...........................      4,437
  Transfer agent & accounting fees............     34,276
  Filing fees.................................      5,999
  Printing, proxy and postage fees............      2,081
  Other.......................................        194
                                                ---------
    Total expenses............................    102,959
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................     (9,973)
                                                ---------
    Net expenses..............................     92,986
                                                ---------
    Net investment income.....................    377,694
                                                ---------
Realized and unrealized gain (loss) on
  investments:
Net realized gain from investments............     19,787
  Net decrease in unrealized appreciation on
    investments...............................   (223,951)
                                                ---------
      Net loss on investments.................   (204,164)
                                                ---------
      Net increase in net assets from
         operations...........................  $ 173,530
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1999   JUNE 30, 1998
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  377,694      $  400,680
  Realized gain on investments..............................       19,787          48,077
  Unrealized gain (loss) on investments.....................     (223,951)        117,144
                                                               ----------      ----------
      Net increase in assets from operations................      173,530         565,901
                                                               ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (377,694)       (400,680)
                                                               ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      327,145         759,219
  Received from dividends reinvested........................       66,015          79,395
  Paid for shares redeemed..................................     (748,947)       (702,729)
                                                               ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (355,787)        135,885
                                                               ----------      ----------
         Increase (decrease) in net assets..................     (559,951)        301,106
                                                               ----------      ----------
Net Assets:
  Beginning of period.......................................    6,924,385       6,623,279
                                                               ----------      ----------
  End of period.............................................   $6,364,434      $6,924,385
                                                               ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               1999       1998       1997       1996       1995
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.99     $ 9.75     $ 9.59     $ 9.78     $ 9.39
Income (loss) from investment operations:
  Net investment income.....................................    0.57       0.59       0.61       0.63       0.65
  Net realized & unrealized gain (loss) on investments......   (0.30)      0.24       0.16      (0.19)      0.39
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.27       0.83       0.77       0.44       1.04
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
  Distributions from net realized capital gains.............    0.00       0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.57)     (0.59)     (0.61)     (0.63)     (0.65)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.69     $ 9.99     $ 9.75     $ 9.59     $ 9.78
                                                              ======     ======     ======     ======     ======
Total return................................................    2.65%      8.56%      8.26%      4.61%     11.58%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.40%      1.39%      1.21%      0.97%      0.85%
  Net investment income.....................................    5.70%      5.91%      6.29%      6.50%      6.80%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.55%      1.54%      1.51%      1.22%      1.10%
  Net investment income.....................................    5.55%      5.76%      5.99%      6.25%      6.55%
Portfolio turnover rate.....................................       4%        40%        10%         9%         4%
Net assets at end of period (millions)......................  $  6.4     $  6.9     $  6.6     $  7.0     $  7.1

---------------
(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (13.90)%        (18.20)%
Three-year                   (1.28)%         (2.95)%
Five-year                     3.97%           2.91%
Since inception
  (5/1/93)                    8.91%           8.01%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of underperformance. This turnaround was attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the One Fund International Portfolio stood at -4.75%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel Networks, a leading provider of global high-capacity data networks for telephone and the internet.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                      MAY 1, 1993)                            INDEX
                                                           -----------------------------------   --------------------------------
                                                                         9,500.00                             10,000.00
                                                                         9,930.00                             10,052.00
'93                                                                     12,920.00                             10,826.00
                                                                        13,940.00                             11,792.00
'94                                                                     14,160.00                             11,699.00
                                                                        14,830.00                             12,021.00
'95                                                                     15,840.00                             13,049.00
                                                                        17,600.00                             13,659.00
'96                                                                     18,050.00                             13,880.00
                                                                        20,200.00                             15,457.00
'97                                                                     18,271.00                             14,041.00
                                                                        19,219.00                             16,299.00
'98                                                                     17,374.00                             16,742.00
                                                                        16,549.00                             17,407.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                        % of Portfolio
 1.  Vivendi Ex Gen Des Faux                 1.69
 2.  Sony Corp                               1.55
 3.  British Telecom PLC                     1.28
 4.  Mobilcom AG                             1.25
 5.  Nortel Networks Corp                    1.20
 6.  Global Telesystems Group, Inc           1.19
 7.  Softbank Corp                           1.16
 8.  M-6 Metropole Television                1.13
 9.  Bouygues                                1.11
10.  Mannesmann AG                           1.07

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1999

                                        % of Portfolio
 1.  Japan                                  25.52
 2.  United Kingdom                         13.72
 3.  France                                 11.88
 4.  Germany                                 7.12
 5.  Canada                                  6.26

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          JAPAN (25.5%)
   500    Advantest Corp. (12).................  $   54,920
 1,200    Aiwa Co. Ltd. (11)...................      39,641
 1,500    Asatsu Inc. (29).....................      39,641
 3,200    Capcom Co. Ltd. (9)..................      67,787
 3,000    Ebara Corp. (21).....................      35,653
 1,100    Enix Corp. (9).......................      47,966
 1,000    Fujitec Co. Ltd. (4).................       9,473
 2,000    Fujitsu Ltd.(9)......................      40,220
 8,900    Furukawa Electric Co. (11)...........      40,794
 4,000    Hitachi Ltd. (11)....................      37,494
 5,000    Inax Corp. (4).......................      30,516
 1,600    Kao Corp. (10).......................      44,927
   200    Keyence Corp. (12)...................      34,984
 1,000    Kyorin Pharmaceutical Co. (24).......      24,859
 1,400    Matsushita-Kotobuki Electronics
           (12)................................      39,542
 1,100    Mycal Card Inc. (15).................      49,965
 1,600    Namco Ltd. (14)......................      42,945
 4,000    Nec Corp. (12).......................      49,717
 6,000    Nikko Securities Co. Ltd. (15).......      38,700
 3,000    Nikon Corp. (12).....................      49,056
 3,000    Nippon Conlux Co. Ltd. (11)..........      16,129
 1,000    Nippon Broadcasting System (23)......      49,552
 3,000    Olympus Optical Co. Ltd. (12)........      44,324
   800    Paris Miki Inc. (23).................      43,606
 1,300    Paltek Corp. (34)....................      51,105
   200    Rohm Co Ltd. (12)....................      31,300
14,000    Sanyo Electric Co. Ltd. (11).........      56,886
 3,500    Sharp Corp. (12).....................      41,335
   800    Shimamura Co. Ltd. (28)..............      67,721
 1,600    Shimachu (28)........................      35,413
 3,300    Shinkawa Ltd. (12)...................      71,404
   400    Softbank Corp. (34)..................      80,968
 1,000    Sony Corp. (12)......................     107,776
 1,700    Square Co. Ltd. (12).................      61,213
 4,000    Sumitomo Forestry Co. Ltd. (4).......      31,119
 1,000    Takeda Chemical Industries (24)......      46,331
 2,000    Taiyo Yuden Co. Ltd. (12)............      32,803
   500    Union Tool (12)......................      37,164
15,000    *Wako Securities Co. Ltd. (15).......      33,200
                                                 ----------
                                                  1,758,149
                                                 ----------
          UNITED KINGDOM (13.7%)
 3,500    *Allied Domecq plc (16)..............      33,822
 1,050    *Arm Holdings plc ADR (12)...........      36,619
 2,927    *Baltimore Tech. Zergo Hldgs (29)....      33,222
 1,100    Barclays (3).........................      32,062
 2,800    British Telecom plc (8)..............      46,788
 9,207    *Cable & Wireless Communications
           (8).................................      88,825
 1,487    *Colt Telecom Group plc (8)..........      31,223
   950    *Eidos plc (9).......................      31,225
27,200    Electronics Boutique plc (12)........      39,555
 2,713    *Energis plc (8).....................      64,451
 4,000    *Future Network plc (23).............      26,641
 2,762    *Icon plc ADR (29)...................      54,204

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          UNITED KINGDOM, CONTINUED
 1,950    Logica plc (29)......................  $   20,442
 1,912    *National Westminister Bank (3)......      40,509
 4,500    Prudential Corp. plc (20)............      66,611
 5,400    *Reuters Group plc (23)..............      71,122
   150    *Sage Group plc (9)..................       5,332
 7,000    Securicor plc (29)...................      61,464
 2,200    *Sema Group plc (29).................      21,207
 3,400    *Shire Pharmaceuticals Group (24)....      28,272
 2,800    Smithkline Beecham plc (24)..........      36,349
10,857    *Telewest Communications plc (8).....      48,435
 2,800    *W.H. Smith Group plc (22)...........      26,903
                                                 ----------
                                                    945,283
                                                 ----------
          FRANCE (11.9%)
   275    Alcatel (11).........................      38,681
   292    Bouygues (4).........................      77,119
 3,125    *Bull Sa (9).........................      26,856
   350    *Club Mediterrance (14)..............      37,112
   511    Dexia France (3).....................      68,348
   150    Essolor Intl. (24)...................      46,849
48,100    *Eurotunnel Sa Esa Units (32)........      70,877
   487    *Infogrames Entertainment (14).......      31,364
   140    Labinal (11).........................      37,047
   375    M-6 Metropole Television (23)........      78,791
   500    Pernod Ricard (16)...................      33,490
 2,000    *Remy Cointreau (16).................      38,766
   270    Societe Du Louvre (14)...............      19,740
   175    Television Francaise (23)............      40,754
 1,600    Thomson CSF (1)......................      55,562
 1,450    Vivendi Ex Gen Des Fuax (29).........     117,365
                                                 ----------
                                                    818,721
                                                 ----------
          GERMANY (7.1%)
   750    Bayer AG (7).........................      31,184
   420    *Consors Discount Broker (15)........      32,026
   180    *Intershop Communications AG (29)....      43,217
   540    *Kinowelt Medien AG (23).............      40,342
   497    Mannesmann AG (8)....................      74,259
   100    *Medion AG (34)......................      28,646
   950    Mobilcom AG (8)......................      87,125
   768    Ser Systeme AG (12)..................      44,713
   900    Siemens AG (22)......................      69,370
 1,150    *Telegate AG (8).....................      39,343
                                                 ----------
                                                    490,225
                                                 ----------
          CANADA (6.3%)
   900    *Celestcia Inc. (12).................      38,981
 1,000    Four Seasons Hotels Inc. (19)........      43,739
 9,700    *Intl Forest Producers CL A (17).....      36,950
   200    *JDS Uniphase........................      33,227
 1,800    Molson Cos. Ltd. CL A (16)...........      32,692
 5,500    Nexfor Inc. (17).....................      34,045
   970    Nortel Networks Corp. (11)...........      83,137
   900    Teleglobe Inc. (8)...................      26,662

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          CANADA, CONTINUED
 3,338    *Telesystem Intl. Wireless Inc.
           (8).................................  $   60,738
   856    *TLC The Laser Center (24)...........      40,759
                                                 ----------
                                                    430,930
                                                 ----------
          NETHERLANDS (3.1%)
   500    *ASM Lithography ADR (12)............      29,688
 1,107    Benckiser NV B Shares (10)...........      59,032
   628    *Equant NV Reg Shares (29)...........      59,110
 2,750    TNT Post Group NV (32)...............      65,601
    63    United Pan-Europe Com-Sp ADR (8).....       3,481
                                                 ----------
                                                    216,912
                                                 ----------
          SINGAPORE & MALAYSIAN (2.2%)
22,000    Clipsal Inc. Ltd. (12)...............      34,100
 9,000    Fraser & Neave Ltd. (16).............      39,907
29,600    Kim Eng Holding (15).................      27,641
 3,000    Singapore Press Holding (23).........      51,095
                                                 ----------
                                                    152,743
                                                 ----------
          AUSTRALIA (2.2%)
 5,018    Aust & NZ Banking Group Ltd. (3).....      36,834
31,446    *Cable & Wireless Opus (8)...........      71,476
 6,704    Publishing Broadcasting (23).........      44,164
                                                 ----------
                                                    152,474
                                                 ----------
          SWITZERLAND (2.1%)
    45    *Distefora Holding AG (34)...........       4,627
   127    Publicigroupe SA (23)................      69,374
    75    The Swath Group AG-Reg (28)..........      10,700
   107    Zurich Allied AG (20)................      60,787
                                                 ----------
                                                    145,488
                                                 ----------
          GREECE (2.1%)
 1,100    *Bank of Piraeus (3).................      31,748
   660    Commercial Bank Of Greece (3)........      47,150
     1    EFG Eurobank (3).....................          24
 1,400    Lambrakis Media Group (23)...........      35,455
 1,700    Teletypos SA (8).....................      30,194
                                                 ----------
                                                    144,571
                                                 ----------
          HONG KONG (1.9%)
10,000    *Pacific Century Ins. (20)...........       8,094
 8,000    Midland Realty Holdings Ltd. (27)....       1,155
19,300    Smartone Telecommunications (8)......      68,656
38,000    Wheelock & Co. (27)..................      52,161
                                                 ----------
                                                    130,066
                                                 ----------
          ITALY (1.8%)
 7,564    Class Editori Spa (23)...............      60,406
 1,650    Luxottica Group Spa Spon ADR (24)....      25,678
 1,650    Pininfarina Spa (2)..................      36,895
                                                 ----------
                                                    122,979
                                                 ----------
          SWEDEN (1.7%)
 2,897    *Modern Times Group B Shares (23)....      62,954
18,828    Societe Europeene Comm B (8).........      52,114
                                                 ----------
                                                    115,068
                                                 ----------

                                                   MARKET
SHARES            FOREIGN COMMON STOCK             VALUE
-----------------------------------------------------------
          BRAZIL (1.7%)
 1,800    Telesp Cellular Part ADR (8).........  $   48,150
 2,100    Tele Norte Leste Participacoes (8)...      38,981
 8,800    Usinas Sider Minas Gerais (25).......      29,864
                                                 ----------
                                                    116,995
                                                 ----------
          THAILAND (1.7%)
 6,100    Bec World Public Co. Ltd. (23).......      37,671
 9,700    *Hana Microelectronics (12)..........      28,900
19,400    *Thai Airways Intl Ltd. (32).........      36,519
 4,000    *Total Access Communications (8).....      12,800
                                                 ----------
                                                    115,890
                                                 ----------
          INDONESIA (1.2%)
17,500    PT Indosat (8).......................      33,723
21,000    PT Semen Gresik (4)..................      45,985
                                                 ----------
                                                     79,708
                                                 ----------
          FINLAND (0.9%)
 6,700    Merita plc (3).......................      38,041
   800    Nokian Renkaat OYJ (2)...............      24,731
                                                 ----------
                                                     62,772
                                                 ----------
          LUXEMBOURG (0.7%)
   354    Societe Europeene Satel ADR (23).....      51,343
                                                 ----------
          MEXICO (0.6%)
 1,000    *Groupo Televisa SA Spons GDR (23)...      44,813
                                                 ----------
          DENMARK (0.4%)
   300    Falck A/S (29).......................      24,525
                                                 ----------
          NORWAY (0.1%)
   728    Schibsted (23).......................       8,187
                                                 ----------
          IRELAND (0.0%)
    50    *Ryanair Holdings plc SP ADR (32)....       2,650
                                                 ----------
          TOTAL FOREIGN COMMON STOCK (88.9%)
           (COST $5,848,616)...................  $6,130,492
                                                 ----------

                                                  MARKET
SHARES              US COMMON STOCK               VALUE
----------------------------------------------------------
         COMMUNICATIONS (1.6%)
1,020    *Global Telesystems Group Inc. ......  $   82,620
  383    *NTL Inc. Holdings Co. ..............      33,010
                                                ----------
         TOTAL US COMMON STOCK (1.6%) (COST
          $90,314)............................     115,630
                                                ----------
         TOTAL COMMON STOCK (90.5%) (COST
          $5,938,930).........................  $6,246,122
                                                ----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                  MARKET
SHARES          FOREIGN PREFERRED STOCK           VALUE
----------------------------------------------------------
         AUSTRALIA (1.0%)
48,032   Village Roadshow Ltd. (14)...........  $   71,726
                                                ----------
         GERMANY (0.6%)
   56    Wella AG (10)........................      39,817
                                                ----------
         TOTAL FOREIGN PREFERRED STOCK (1.6%)
          (COST $112,589).....................  $  111,543
                                                ----------
         TOTAL HOLDINGS (92.1%) (COST
          $6,051,519)(A)......................  $6,357,665
                                                ----------
         CASH & RECEIVABLES, NET OF
          LIABILITIES (7.9%)..................     530,896
                                                ----------
         TOTAL NET ASSETS (100.0%)............  $6,888,561
                                                ==========

---------------

(a) Also represents cost for Federal income tax purposes.

  * Non-income producing securities.

INDUSTRY CLASSIFICATIONS

 (1) Aerospace                      (18) Governmental
 (2) Automotive                     (19) Hotels
 (3) Banking                        (20) Insurance
 (4) Building/Construction          (21) Machinery
 (5) Capital Goods                  (22) Manufacturing
 (6) Cement                         (23) Media & Publishing
 (7) Chemicals                      (24) Medical & Health Care
 (8) Communications                 (25) Metal & Mining
 (9) Computer Products              (26) Packaging
(10) Consumer Products              (27) Real Estate
(11) Electrical Products            (28) Retailing
(12) Electronics                    (29) Services
(13) Energy and Oil                 (30) Steel
(14) Entertainment & Leisure        (31) Textile
(15) Finance                        (32) Transportation
(16) Food & Beverage                (33) Utilities
(17) Forest & Paper Products        (34) Wholesale
                                    (35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                    June 30,1999


Assets:
  Investments in securities at market value
    (note 1) (Cost $6,051,519)...............  $ 6,357,665
  Cash in bank...............................      162,860
  Unrealized gain on forward currency
    contracts (note 5).......................      241,472
  Receivable for securities sold.............      620,082
  Receivable for fund shares sold............           48
  Dividends & accrued interest receivable....       36,854
  Other......................................        4,623
                                               -----------
    Total assets.............................    7,423,604
                                               -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).......................      269,007
  Payable for securities purchased...........      175,670
  Payable for fund shares redeemed...........       56,896
  Accrued 12b-1 fees (note 6)................        5,049
  Other accrued expenses.....................       28,421
                                               -----------
    Total liabilities........................      535,043
                                               -----------
Net assets at market value...................  $ 6,888,561
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       637
  Paid-in capital in excess of par value.....    8,446,042
  Accumulated undistributed net realized loss
    on investments (note 1)..................   (1,263,558)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................      306,146
    Foreign currency related transactions....      (15,275)
    Forward currency contracts (note 5)......      (27,535)
  Undistributed net investment loss..........     (557,896)
                                               -----------
Net assets at market value...................  $ 6,888,561
                                               ===========
Shares outstanding...........................      636,602
Net asset value per share....................  $     10.82
                                               ===========
Maximum offering price per share
  ($10.82/95%)...............................  $     11.39
                                               ===========


 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest (net of $384 foreign taxes
    withheld)................................  $    57,406
  Dividends (net of $11,046 foreign taxes
    withheld)................................      124,859
                                               -----------
    Total investment income..................      182,265
Expenses:
  Management fees (note 3)...................       88,376
  12b-1 fees (note 6)........................       25,116
  Custodian fees (note 3)....................       67,000
  Directors' fees (note 3)...................        2,560
  Professional fees..........................        8,881
  Transfer agent & accounting fees...........       49,000
  Filing fees................................       12,001
  Printing, proxy and postage fees...........        4,319
  Other......................................          373
                                               -----------
    Total expenses...........................      257,626
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (43,677)
                                               -----------
    Net expenses.............................      213,949
                                               -----------
    Net investment loss......................      (31,684)
                                               -----------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized loss from:
    Investments..............................   (1,442,884)
    Forward currency related transactions....     (526,402)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments............................      367,709
      Foreign currency related
         transactions........................     (218,371)
                                               -----------
      Net loss on investments................   (1,819,948)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,851,632)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED       YEAR ENDED
                                                              JUNE 30, 1999    JUNE 30, 1998
                                                              -------------    -------------
From operations:
  Net investment income (loss)..............................   $   (31,684)     $   142,380
  Realized gain (loss) on investments and foreign currency
    related transactions....................................    (1,969,286)       1,670,517
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................       149,338       (2,430,256)
                                                               -----------      -----------
      Net decrease in assets from operations................    (1,851,632)        (617,359)
                                                               -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................           (97)        (139,103)
  Capital gains and foreign currency related transactions
    distributions...........................................      (285,520)      (2,283,120)
                                                               -----------      -----------
      Total dividends and distributions.....................      (285,617)      (2,422,223)
                                                               -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................       507,008        3,159,453
  Received from dividends reinvested........................       271,907        1,971,077
  Paid for shares redeemed..................................    (6,315,910)      (6,838,385)
                                                               -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (5,536,995)      (1,707,855)
                                                               -----------      -----------
         Decrease in net assets.............................    (7,674,244)      (4,747,437)
                                                               -----------      -----------
Net Assets:
  Beginning of period.......................................    14,562,805       19,310,242
                                                               -----------      -----------
  End of period.............................................   $ 6,888,561      $14,562,805
                                                               ===========      ===========
  Includes undistributed net investment income of...........   $         0      $       288
                                                               ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED JUNE 30,
                                                              -----------------------------------------------
                                                               1999       1998      1997      1996      1995
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 12.92    $15.45    $14.47    $12.89    $13.32
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.04)     0.12      0.14      0.10      0.14
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................    (1.74)    (0.63)     1.92      2.24      0.63
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.78)    (0.51)     2.06      2.34      0.77
                                                              -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00     (0.12)    (0.15)    (0.39)    (0.14)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (0.32)    (1.90)    (0.93)    (0.37)    (1.06)
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................    (0.32)    (2.02)    (1.08)    (0.76)    (1.20)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 10.82    $12.92    $15.45    $14.47    $12.89
                                                              =======    ======    ======    ======    ======
Total return................................................   (13.90)%   (4.84)%   14.76%    18.65%     6.44%
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (a):
  Expenses..................................................     2.13%     2.10%     1.87%     1.72%     1.50%
  Net investment income (loss)..............................    (0.32)%    0.85%     0.99%     0.70%     1.11%
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................     2.56%     2.20%     1.98%     1.72%     1.50%
  Net investment income (loss)..............................    (0.75)%    0.75%     0.88%     0.70%     1.11%
Portfolio turnover rate.....................................      217%       12%        9%       20%       39%
Net assets at end of period (millions)......................  $   6.9    $ 14.6    $ 19.3    $ 15.1    $ 12.0

---------------

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO

ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (11.88)%        (16.29)%
Three-year                   (1.05)%         (2.73)%
Since inception
  (11/1/94)                   3.53%           2.39%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of underperformance. This turnaround was attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the Global Contrarian Portfolio stood at -4.72%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel Networks, a leading provider of global high-capacity data networks for telephone and the internet.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            GLOBAL CONTRARIAN PORTFOLIO (WITH
                                                              MAX. SALES CHARGE)|(COMMENCED     MORGAN STANLEY CAPTL. INTL. WORLD
                                                              OPERATIONS NOVEMBER 1, 1994)                    INDEX
                                                            ---------------------------------   ---------------------------------
                                                                         9,500.00                            10,000.00
'94                                                                      9,150.00                             9,654.00
                                                                         9,781.00                            10,066.00
'95                                                                     10,521.00                            11,134.00
                                                                        11,531.00                            11,923.00
'96                                                                     11,581.00                            12,634.00
                                                                        12,811.00                            14,578.00
'97                                                                     12,761.00                            14,528.00
                                                                        12,674.00                            16,648.00
'98                                                                     11,721.00                            17,631.00
                                                                        11,168.00                            19,132.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Sony Corp                                2.05
 2.  Mannesmann AG                            1.74
 3.  Bouygues                                 1.72
 4.  Nippon Broadcasting System               1.57
 5.  Prudential Corp PLC                      1.45
 6.  Smartone Telecommunications              1.43
 7.  Advantest Corp                           1.39
 8.  Cable and Wireless Comms PLC             1.33
 9.  Class Editori SPA                        1.31
10.  Mobilcom AG                              1.28

 TOP 5 COUNTRIES AS OF JUNE 30, 1999

                                         % of Portfolio
 1.  Japan                                   28.11
 2.  United Kingdom                          13.83
 3.  France                                  12.56
 4.  Germany                                  7.72
 5.  Canada                                   6.38

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           JAPAN (28.1%)
     400   Advantest Corp. (12)..................  $   43,936
     500   Aiwa Co. Ltd. (11)....................      16,517
     600   Asatsu Inc. (29)......................      15,857
   1,300   Capcom Co. Ltd. (9)...................      27,539
   1,000   Ebara Corp. (21)......................      11,884
     500   Enix Corp. (9)........................      21,803
   1,100   Fujitec Co. Ltd. (4)..................      10,420
   1,000   Fujitsu Ltd. (9)......................      20,110
   4,000   Furukawa Electric Co. (11)............      18,334
   2,000   Hitachi Ltd. (11).....................      18,747
   2,000   Inax Corp. (4)........................      12,206
     700   Kao Corp. (10)........................      19,656
     100   Keyence Corp. (12)....................      17,492
   1,000   Kyorin Pharmaceutical Co. (24)........      24,859
     600   Matsushita-Kotobuki Electronics
            (12).................................      16,947
     500   Mycal Card Inc. (15)..................      22,711
     700   Namco Ltd. (14).......................      18,788
   2,000   Nec Corp. (12)........................      24,859
   3,000   Nikko Securities Co. Ltd. (15)........      19,350
   1,000   Nikon Corp. (12)......................      16,352
   2,000   Nippon Conlux Co. Ltd. (11)...........      10,753
   1,000   Nippon Broadcasting System (23).......      49,552
   1,000   Olympus Optical Co. Ltd. (12).........      14,775
     300   Paris Miki Inc. (23)..................      16,352
   1,000   Paltek Corp. (34).....................      39,311
     100   Rohm Co Ltd. (12).....................      15,650
   5,000   Sanyo Electric Co. Ltd. (11)..........      20,316
   1,500   Sharp Corp. (12)......................      17,715
     300   Shimamura Co. Ltd. (28)...............      25,395
     700   Shimachu (28).........................      15,493
   1,500   Shinkawa Ltd. (12)....................      32,457
     100   Softbank Corp. (34)...................      20,242
     600   Sony Corp. (12).......................      64,665
     800   Square Co. Ltd. (12)..................      28,806
   2,000   Sumitomo Forestry Co. Ltd. (4)........      15,559
     500   Takeda Chemical Industries (24).......      23,166
   1,000   Taiyo Yuden Co. Ltd. (12).............      16,402
     300   Union Tool (12).......................      22,298
   7,000   *Wako Securities Co. Ltd. (15)........      15,493
                                                   ----------
                                                      862,767
                                                   ----------
           UNITED KINGDOM (13.8%)
   1,500   *Allied Domecq plc (16)...............      14,495
     550   *Arm Holdings plc ADR (29)............      19,181
   1,583   *Baltimore Tech. Zergo Hldgs (9)......      17,967
     500   Barclays (3)..........................      14,574
   1,100   British Telecom plc (8)...............      18,381
   4,349   *Cable & Wireless Communications
            (8)..................................      41,957
     610   *Colt Telecom Group plc (8)...........      12,809
     450   *Eidos plc (9)........................      14,791
  10,800   Electronics Boutique plc (12).........      15,706
   1,217   *Energis plc (8)......................      28,911
   1,900   *Future Network plc (23)..............      12,655
     986   *Icon plc ADR (29)....................      19,350
     775   Logica plc (29).......................       8,124
     686   *National Westminister Bank (3).......      14,534

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           UNITED KINGDOM, CONTINUED
   3,100   Prudential Corp. plc (20).............  $   45,887
   2,200   *Reuters Group plc (23)...............      28,976
      50   *Sage Group plc (9)...................       1,777
   3,000   Securicor plc (29)....................      26,342
   1,040   *Sema Group plc (29)..................      10,025
   1,400   *Shire Pharmaceuticals Group (24).....      11,642
   1,200   Smithkline Beecham plc (24)...........      15,578
   3,882   *Telewest Communications plc (8)......      17,318
   1,400   *W.H. Smith Group plc (22)............      13,451
                                                   ----------
                                                      424,431
                                                   ----------
           FRANCE (12.6%)
     125   Alcatel (11)..........................      17,582
     205   Bouygues (4)..........................      54,141
   1,375   *Bull Sa (9)..........................      11,817
     150   *Club Mediterrance (14)...............      15,905
     235   Dexia France (3)......................      31,432
      60   Essolor Intl. (24)....................      18,740
  19,600   *Eurotunnel Sa Esa Units (32).........      28,881
     216   *Infogrames Entertainment (14)........      13,911
      60   Labinal (11)..........................      15,877
     150   M-6 Metropole Television (23).........      31,516
     200   Pernod Ricard (16)....................      13,396
     950   *Remy Cointreau (16)..................      18,414
     108   Societe Du Louvre (14)................       7,896
      90   Television Francaise (23).............      20,959
   1,050   Thomson CSF (1).......................      36,462
     600   Vivendi Ex Gen Des Fuax (29)..........      48,565
                                                   ----------
                                                      385,494
                                                   ----------
           GERMANY (7.7%)
     350   Bayer AG (7)..........................      14,553
     190   *Consors Discount Broker (15).........      14,488
      60   *Intershop Communications AG (9)......      14,406
     256   *Kinowelt Medien AG (23)..............      19,125
     367   Mannesmann AG (8).....................      54,835
      50   *Medion AG (34).......................      14,323
     440   Mobilcom AG (8).......................      40,352
     288   Ser Systeme AG (12)...................      16,767
     400   Siemens AG (22).......................      30,831
     500   *Telegate AG (8)......................      17,105
                                                   ----------
                                                      236,785
                                                   ----------
           CANADA (6.4%)
     400   *Celestcia Inc. (12)..................      17,325
     400   Four Seasons Hotels Inc. (19).........      17,495
   4,000   *Intl Forest Producers CL A (17)......      15,237
      92   *JDS Uniphase (8).....................      15,218
     800   Molson Cos. Ltd. CL A (16)............      14,530
   2,400   Nexfor Inc. (17)......................      14,856
     395   Nortel Networks Corp. (11)............      33,855
     400   Teleglobe Inc. (8)....................      11,850
   2,069   *Telesystem Intl. Wireless Inc. (8)...      37,648
     371   *TLC The Laser Center (24)............      17,665
                                                   ----------
                                                      195,679
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (3.4%)
     250   *ASM Lithography ADR (12).............  $   14,844
     439   Benckiser NV B Shares (10)............      23,410
     356   *Equant NV Reg Shares (29)............      33,509
   1,250   TNT Post Group NV (32)................      29,819
      23   United Pan-Europe Com-Sp ADR (8)......       1,271
                                                   ----------
                                                      102,853
                                                   ----------
           HONG KONG (2.3%)
   4,000   *Pacific Century Ins. (20)............       3,238
   4,000   Midland Realty Holdings Ltd. (27).....         577
  12,700   Smartone Telecommunications (8).......      45,178
  16,000   Wheelock & Co. (27)...................      21,962
                                                   ----------
                                                       70,955
                                                   ----------
           AUSTRALIA (2.2%)
   2,400   Aust & NZ Banking Group Ltd. (3)......      17,617
  14,555   *Cable & Wireless Opus (8)............      33,083
   2,689   Publishing Broadcasting (23)..........      17,714
                                                   ----------
                                                       68,414
                                                   ----------
           ITALY (2.2%)
   5,161   Class Editori Spa (23)................      41,216
     700   Luxottica Group Spa Spon ADR (24).....      10,894
     650   Pininfarina Spa (2)...................      14,534
                                                   ----------
                                                       66,644
                                                   ----------
           GREECE (2.2%)
     500   *Bank of Piraeus (3)..................      14,431
     315   Commercial Bank Of Greece (3).........      22,504
       1   EFG Eurobank (3)......................          11
     600   Lambrakis Media Group (23)............      15,195
     800   Teletypos SA (8)......................      14,209
                                                   ----------
                                                       66,350
                                                   ----------
           SWEDEN (2.0%)
   1,735   *Modern Times Group B Shares (23).....      37,703
   8,963   Societe Europeene Comm B (8)..........      24,809
                                                   ----------
                                                       62,512
                                                   ----------
           SINGAPORE & MALAYSIAN (2.0%)
  10,000   Clipsal Inc. Ltd. (12)................      15,500
   4,000   Fraser & Neave Ltd. (16)..............      17,737
  12,500   Kim Eng Holding (15)..................      11,673
   1,000   Singapore Press Holding (23)..........      17,032
                                                   ----------
                                                       61,942
                                                   ----------
           SWITZERLAND (1.9%)
      61   Publicigroupe SA (23).................      33,322
      40   The Swath Group AG-Reg (28)...........       5,707
      35   Zurich Allied AG (20).................      19,884
                                                   ----------
                                                       58,913
                                                   ----------
           BRAZIL (1.7%)
     750   Telesp Cellular Part ADR (8)..........      20,063
   1,100   Tele Norte Leste Participacoes (8)....      20,419
   3,700   Usinas Sider Minas Gerais (25)........      12,557
                                                   ----------
                                                       53,039
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           THAILAND (1.4%)
   2,600   Bec World Public Co. Ltd. (23)........  $   16,056
   4,200   *Hana Microelectronics (12)...........      12,514
   7,800   *Thai Airways Intl Ltd. (32)..........      14,683
                                                   ----------
                                                       43,253
                                                   ----------
           INDONESIA (1.1%)
   7,500   PT Indosat (8)........................      14,453
   9,000   PT Semen Gresik (4)...................      19,708
                                                   ----------
                                                       34,161
                                                   ----------
           LUXEMBOURG (1.1%)
     223   Societe Europeene Satel ADR (23)......      32,343
                                                   ----------
           FINLAND (0.9%)
   2,700   Merita plc (3)........................      15,330
     400   Nokian Renkaat OYJ (2)................      12,365
                                                   ----------
                                                       27,695
                                                   ----------
           MEXICO (0.6%)
     400   *Groupo Televisa SA Spons GDR (23)....      17,925
                                                   ----------
           DENMARK (0.3%)
     100   Falck A/S (29)........................       8,175
                                                   ----------
           IRELAND (0.0%)
      50   *Ryanair Holdings plc SP ADR (32).....       2,650
                                                   ----------
           NORWAY (0.0%)
     163   Schibsted (23)........................       1,833
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (93.9%)
            (COST $2,731,860)....................  $2,884,813
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.6%)
     440   *Global Telesystems Group Inc.........  $   35,640
     161   *NTL Inc. Holdings Co.................      13,876
                                                   ----------
           TOTAL U.S. COMMON STOCK (1.6%) (COST
            $39,366).............................  $   49,516
                                                   ----------
           TOTAL COMMON STOCK (95.5%) (COST
            $2,771,226)..........................  $2,934,329
                                                   ----------

                                                     MARKET
 SHARES           FOREIGN PREFERRED STOCK            VALUE
-------------------------------------------------------------
           AUSTRALIA (1.1%)
  22,079   Village Roadshow Ltd. (14)............  $   32,970

           GERMANY (0.7%)
      30   Wella AG (10).........................      21,330
                                                   ----------
           TOTAL FOREIGN PREFERRED STOCK (1.8%)
            (COST $53,970).......................  $   54,300
                                                   ----------

           TOTAL HOLDINGS (97.3%)
           (Cost $2,828,086)(a).                   $2,988,629
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (2.7%)...............................      80,472
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,069,101
                                                   ==========

                                                                     (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999

---------------

 (a) Also represents cost for Federal income tax purposes.
  * Non-income producing securities.
INDUSTRY CLASSIFICATIONS

 (1) Aerospace
 (2) Automotive
 (3) Banking
 (4) Building/Construction
 (5) Capital Goods
 (6) Cement
 (7) Chemicals
 (8) Communications
 (9) Computer Products
(10) Consumer Products
(11) Electrical Products
(12) Electronics
(13) Energy and Oil
(14) Entertainment & Leisure
(15) Finance
(16) Food & Beverage
(17) Forest & Paper Products
(18) Governmental
(19) Hotels
(20) Insurance
(21) Machinery
(22) Manufacturing
(23) Media & Publishing
(24) Medical & Health Care
(25) Metal & Mining
(26) Packaging
(27) Real Estate
(28) Retailing
(29) Services
(30) Steel
(31) Textile
(32) Transportation
(33) Utilities
(34) Wholesale
(35) Miscellaneous

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1999

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,825,016)...............  $ 2,988,629
  Unrealized gain on forward currency
    contracts (note 5).......................        7,427
  Receivable for securities sold.............      218,319
  Dividends & accrued interest receivable....       12,476
  Other......................................       25,075
                                               -----------
    Total assets.............................    3,251,926
                                               -----------
Liabilities:
  Accounts payable...........................       72,439
  Payable for securities purchased...........       64,172
  Payable for fund shares redeemed...........       18,480
  Unrealized loss on forward currency
    contracts (note 5).......................       11,286
  Accrued 12b-1 fees (note 6)................        2,003
  Other accrued expenses.....................       14,445
                                               -----------
    Total liabilities........................      182,825
                                               -----------
Net assets at market value...................  $ 3,069,101
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       390
  Paid-in capital in excess of par value.....    3,967,440
  Accumulated undistributed net realized loss
    on investments (note 1)..................   (1,008,433)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1).....................      163,613
    Foreign currency related transactions....         (644)
    Forward currency contracts (note 5)......       (3,859)
  Undistributed net investment loss..........      (49,406)
                                               -----------
Net assets at market value...................  $ 3,069,101
                                               ===========
Shares outstanding...........................      389,704
Net asset value per share....................  $      7.88
                                               ===========
Maximum offering price per share
  ($7.88/95%)................................  $      8.29
                                               ===========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 1999

Investment income:
  Interest....................................  $  35,901
  Dividends
    (net of $4,264 foreign taxes withheld)....     83,137
                                                ---------
    Total investment income...................    119,038
                                                ---------
Expenses:
  Management fees (note 3)....................     34,827
  12b-1 fees (note 6).........................      9,674
  Custodian fees (note 3).....................     48,400
  Directors' fees (note 3)....................        800
  Professional fees...........................      2,926
  Transfer agent & accounting fees............     26,001
  Filing fees.................................      5,750
  Printing, proxy and postage fees............      1,351
  Organizational expense (note 1).............        522
  Other.......................................        120
                                                ---------
    Total expenses............................    130,371
                                                ---------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (47,996)
                                                ---------
    Net expenses..............................     82,375
                                                ---------
    Net investment income.....................  $  36,663
                                                ---------
Realized & unrealized gain (loss) on
  investments & foreign currency:
  Net realized loss from:
    Investments...............................  $(857,799)
    Forward currency related transactions.....    (62,568)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments.............................    372,451
      Foreign currency related transactions...    (32,815)
                                                ---------
      Net loss on investments.................   (580,731)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(544,068)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                                JUNE 30, 1999    JUNE 30, 1998
                                                                -------------    -------------
From operations:
  Net investment income.....................................     $    36,663      $    76,677
  Realized gain (loss) on investments and foreign currency
    related transactions....................................        (920,367)         725,189
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................         339,636         (820,703)
                                                                 -----------      -----------
      Net decrease in assets from operations................        (544,068)         (18,837)
                                                                 -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (26,610)         (70,667)
  Capital gains and foreign currency related transactions
    distributions...........................................        (685,933)        (405,742)
                                                                 -----------      -----------
      Total dividends and distributions.....................        (712,543)        (476,409)
                                                                 -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................         158,234          509,252
  Received from dividends reinvested........................         242,528          211,749
  Paid for shares redeemed..................................      (1,137,132)      (1,459,507)
                                                                 -----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................        (736,370)        (738,506)
                                                                 -----------      -----------
         Decrease in net assets.............................      (1,992,981)      (1,233,752)
                                                                 -----------      -----------
Net Assets:
  Beginning of period.......................................       5,062,082        6,295,834
                                                                 -----------      -----------
  End of period.............................................     $ 3,069,101      $ 5,062,082
                                                                 ===========      ===========
  Includes undistributed net investment income of...........     $         0      $     3,108
                                                                 ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED JUNE 30,               11-1-94
                                                              ----------------------------------------       TO
                                                               1999        1998       1997       1996      6-30-95
                                                              -------     ------     ------     ------     -------
Per share data:
Net asset value, beginning of period........................  $ 10.76     $11.79     $11.48     $10.01     $10.00
Income (loss) from investment operations:
  Net investment income.....................................     0.09       0.14       0.20       0.16       0.17
  Net realized & unrealized gain (loss) on investment and
    foreign currency transactions...........................    (1.29)     (0.26)      0.99       1.61       0.13
                                                              -------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    (1.20)     (0.12)      1.19       1.77       0.30
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    (0.06)     (0.13)     (0.21)     (0.16)     (0.17)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (1.62)     (0.78)     (0.67)     (0.14)     (0.12)
                                                              -------     ------     ------     ------     ------
    Total distributions.....................................    (1.68)     (0.91)     (0.88)     (0.30)     (0.29)
                                                              -------     ------     ------     ------     ------
Net asset value, end of period..............................  $  7.88     $10.76     $11.79     $11.48     $10.01
                                                              =======     ======     ======     ======     ======
Total return................................................   (11.88)%    (1.05)%    11.11%     17.84%      2.99%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
  Expenses..................................................     2.15%      2.13%      2.02%      2.14%      2.05%(a)
  Net investment income.....................................     0.96%      1.28%      1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by advisor:
  Expenses..................................................     3.40%      2.53%      2.21%      2.14%      2.05%(a)
  Net investment income (loss)..............................    (0.30)%     0.88%      1.59%      1.49%      2.85%(a)
Portfolio turnover rate.....................................      254%        25%         6%        26%         8%
Net assets at end of period (millions)......................  $   3.1     $  5.1     $  6.3     $  5.7     $  3.9

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Tax-Free Income Portfolio -- high current income exempt from federal income taxes.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Global Contrarian Portfolio -- long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.

   - Core Growth Portfolio -- long-term capital appreciation.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   For the Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   All securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis: (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period. (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of temporary book-to-tax differences, accumulated undistributed net realized loss on investments was decreased by $29,490 and $16,294 resulting in a reclassification adjustment to Paid-in capital in excess of par of $29,409 and $16,294 for the International and Global Contrarian Portfolios, respectively. These reclassifications had no effect on net assets or net asset values per share.

   For federal income tax purposes, the International and Global Contrarian Portfolios had net capital losses of $1,442,884, and $857,799 respectively at June 30, 1999. In addition, the Tax-Free Income, Income Portfolio also had capital loss carryovers at June 30, 1999. If not offset by subsequent capital gains, $7,298 and $35,681 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, $4,042 will expire June 30, 2005 in the Tax-Free Portfolio, $100,005 will expire June 30, 2006 in the Tax-Free Income Portfolio, $1,442,884 and $857,799 will expire June 30, 2007 in the International, and Global Contrarian Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1999 were as follows:

                                                  PORTFOLIO
                              -------------------------------------------------
                              TAX-FREE                                GLOBAL
                               INCOME     INCOME    INTERNATIONAL   CONTRARIAN
                              --------   --------   -------------   ----------
Gross unrealized:
  Appreciation..............  584,400     109,054      574,880        270,993
  Depreciation..............  (25,318)   (108,661)    (268,734)      (107,380)
Net unrealized:
  Appreciation..............  559,082         393      306,146        163,613
  Depreciation..............        0           0            0              0

   The Income Portfolio was organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios including the Income Portfolio, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased 2,500 shares of the Income Portfolio and 100 shares each of the International, Tax-Free Income and, Global Contrarian

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of June 30, 1999 the additional shares owned were as follows: 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, and 273,068 shares of the Global Contrarian Portfolio.

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 1998 to June 30, 1999 were as follows:

                                               PORTFOLIO
                             ------------------------------------------------
                             TAX-FREE                               GLOBAL
                              INCOME    INCOME    INTERNATIONAL   CONTRARIAN
                             --------   -------   -------------   ----------
Stocks & Bonds:
  Purchases................  489,412    250,000    21,225,783      9,120,563
  Sales....................       --    304,242    29,690,582     11,703,676
U.S. Govt. Obligations:
  Purchases................       --         --            --             --
  Sales....................       --    104,173            --             --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

   For assets held in the Tax-Free Income and Income Portfolios, the fees are as follows:

                                                               PORTFOLIO
                                                           -----------------
                                                           TAX-FREE
                                                            INCOME    INCOME
                                                           --------   ------
First $100 mil...........................................    0.60%     0.50%
Next $150 mil............................................    0.50%     0.40%
Over $250 mil............................................    0.40%     0.30%

   For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. After January 1,1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the year ended June 30, 1999 were $10,766 and $9,973, for the Tax-Free Income and Income Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees,

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 1999, the reimbursement was $43,677 and $47,996 for the International and Global Contrarian Portfolios respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended June 30, 1999 and 1998 were as follows:

                                                           TAX-FREE INCOME               INCOME
                                                       -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------
Capital shares issued on sales.......................    26,786       40,258       32,840       76,483
Capital shares issued on reinvested dividends........     3,288        2,820        6,655        7,995
Capital shares redeemed..............................    35,646       20,443       75,391       70,795

                                                            INTERNATIONAL           GLOBAL CONTRARIAN
                                                       -----------------------   -----------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        6-30-99      6-30-98      6-30-99      6-30-98
                                                       ----------   ----------   ----------   ----------
Capital shares issued on sales.......................      47,020      202,687     17,121       43,691
Capital shares issued on reinvested dividends........      23,927      178,279     29,126       19,016
Capital shares redeemed..............................     561,187      504,238    127,028      126,384

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 1999 were approximately $6,016, $5,203, $13,487 and $3,864 for the Tax-Free Income, Income, International and Global Contrarian Portfolios, respectively.

   The Fund is authorized to issue 10 billion of its capital shares.

(5) COMMITMENTS

   The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's

ONE FUND, INC.                                                     June 30, 1999
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

   As of June 30, 1999, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         06/30/99      AMOUNT          TYPE         06/30/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  07/15/99          360,000   Australian $       237,618       225,475    U.S. Dollar       225,475         --   $ (12,143)
  07/15/99          228,780    U.S. Dollar       228,780       360,000   Australian $       237,618   $  8,838          --
  07/22/99          296,000    Swiss Franc       190,654       222,556    U.S. Dollar       222,556     31,902          --
  07/22/99          218,289    U.S. Dollar       218,289       296,000    Swiss Franc       190,654         --     (27,635)
  07/01/99        5,646,000   French Franc       886,934     1,023,198    U.S. Dollar     1,023,197    136,263
  07/01/99        1,005,530    U.S. Dollar     1,005,530     5,646,000   French Franc       886,934         --    (118,596)
  07/29/99      124,916,000   Japanese Yen     1,035,144     1,099,613    U.S. Dollar     1,099,613     64,469          --
  07/29/99        1,125,369    U.S. Dollar     1,125,369   124,916,000   Japanese Yen     1,035,144         --     (90,225)
  10/05/01          388,000   New Zealand $      205,077       186,046    U.S. Dollar       186,046         --     (19,031)
  10/05/01          206,455    U.S. Dollar       206,455       388,000   New Zealand $      205,078         --      (1,377)
                                              ----------                                 ----------   --------   ---------
                                              $5,339,850                                 $5,312,315   $241,472   $(269,007)
                                              ==========                                 ==========   ========   =========

                          GLOBAL CONTRARIAN PORTFOLIO

  SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $       CURRENCY TO BE RECEIVED       U.S. $          UNREALIZED
    DATES      ----------------------------    VALUE AT    ---------------------------    VALUE AT    --------------------
   THROUGH        AMOUNT          TYPE         06/30/99      AMOUNT          TYPE         06/30/99      GAIN       LOSS
  ----------   ------------   -------------   ----------   -----------   -------------   ----------   --------   ---------
  07/29/99        3,684,000   Japanese Yen        30,528        32,430    U.S. Dollar        32,430   $  1,902          --
  07/29/99           33,189    U.S. Dollar        33,189     3,684,000   Japanese Yen        30,528         --   $  (2,661)
  11/13/99       11,720,000   Japanese Yen       104,285       109,810    U.S. Dollar       109,810      5,525          --
  11/13/99          112,909    U.S. Dollar       112,909    11,720,000   Japanese Yen       104,284         --      (8,625)
                                              ----------                                 ----------   --------   ---------
                                              $  280,911                                 $  277,052   $  7,427   $ (11,286)
                                              ==========                                 ==========   ========   =========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. The fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ONE Fund, Inc. (comprised of Tax-Free Income, Income, International and Global Contrarian Portfolios, collectively the Portfolios) including the schedules of investments, as of June 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising the ONE Fund, Inc. at June 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
July 30, 1999

         ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999

                                  (unaudited)




                                                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                  GLOBAL                                  PRO
                                                                                CONTRARIAN        INTERNATIONAL          FORMA
                                                                                 PORTFOLIO          PORTFOLIO           COMBINED
                                                                                -----------       -------------         --------

Assets:
  Investments at value ................................................          $  2,989             $  6,358             $  9,347
  Cash in bank ........................................................              --                    163                  163
  Unrealized gain on forward currency contracts .......................                 7                  241                  248
  Receivable for securities sold ......................................               218                  620                  838
  Dividends & accrued interest receivable .............................                12                   37                   49
  Other ...............................................................                26                    5                   31
                                                                                 --------             --------             --------
     Total assets .....................................................             3,252                7,424               10,676
                                                                                 --------             --------             --------

Liabilities:
  Accounts payable ....................................................                72                 --                     72
  Payable for securities purchased ....................................                64                  176                  240
  Payable for fund shares redeemed ....................................                18                   57                   75
  Unrealized loss on forward currency contracts .......................                11                  269                  280
  Accrued 12b-1 fees ..................................................                 2                    5                    7
  Other accrued expenses ..............................................                16                   28                   44
                                                                                 --------             --------             --------
     Total liabilities ................................................               183                  535                  718
                                                                                 --------             --------             --------

Net Assets:
  Paid-in capital .....................................................             3,968                8,417               12,385
  Accumulated undistributed net realized loss
     on investments ...................................................            (1,008)              (1,234)              (2,242)
  Net unrealized appreciation (depreciation) on:
     Investments ......................................................               164                  306                  470
     Foreign currency related transactions ............................                (1)                 (15)                 (16)
     Forward currency contracts .......................................                (4)                 (27)                 (31)
  Undistributed net investment loss ...................................               (50)                (558)                (608)
                                                                                 --------             --------             --------
Net assets at market value                                                       $  3,069             $  6,889             $  9,958
                                                                                 ========             ========             ========

Shares outstanding ....................................................               390                  637                  921

Net asset value per share..............................................          $   7.88             $  10.82             $  10.82
                                                                                 ========             ========             ========

Maximum offering price per share * ....................................          $   8.29             $  11.39             $  11.39
                                                                                 ========             ========             ========





* Computation of offering price: $7.88/95% for the Global Contrarian Portfolio and $10.82/95% for the International Portfolio and Combined Portfolio.

(See Notes which are an integral part of the Pro Forma Combined Financial Statements)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
                     PRO FORMA COMBINED STATEMENT OPERATIONS
                          12 MONTHS ENDED JUNE 30, 1999

                                                                        (In thousands)

                                                       Global                        Pro          Pro
                                                     Contrarian   International     Forma        Forma
                                                      Portfolio     Portfolio    Adjustments    Combined
                                                     ----------   -------------  -----------    --------
Investment income:
     Interest ...................................      $    36       $    57       $  --         $    93
     Dividends ..................................           83           125          --             208
                                                       -------       -------       -------       -------
       Total investment income ..................          119           182          --             301
                                                       -------       -------       -------       -------
Expenses:
     Management fees  (1) .......................           35            88            (2)          121
     12b-1 fees .................................            9            25          --              34
     Custodian fees .............................           48            67          --             115
     Directors' fees ............................            1             3          --               4
     Professional fees (3) ......................            3             9            (1)           11
     Transfer agent & accounting fees (4) .......           26            49           (15)           60
     Filing fees (5) ............................            6            12            (2)           16
     Printing, proxy and postage fees ...........            1             4          --               5
     Organizational expense .....................            1          --            --               1
     Other ......................................         --               1          --               1
                                                       -------       -------       -------       -------
       Total expenses ...........................          130           258           (20)          368
                                                       -------       -------       -------       -------
       Less expenses voluntarily reduced
         or reimbursed (6) ......................          (48)          (44)           18           (74)
                                                       -------       -------       -------       -------
       Net expenses .............................           82           214            (2)          294
                                                       -------       -------       -------       -------
       Net investment income ....................           37           (32)            2             7
                                                       -------       -------       -------       -------
Realized & unrealized gain (loss) on
     investments & foreign currency:
     Net realized loss from:
       Investments ..............................         (858)       (1,443)         --          (2,301)
       Forward currency related transactions ....          (63)         (527)         --            (590)
     Net increase (decrease) in unrealized
       appreciation (depreciation) on:
       Investments ..............................          373           368          --             741
       Foreign currency related transactions ....          (33)         (218)         --            (251)
                                                       -------       -------       -------       -------
       Net loss on investments ..................         (581)       (1,820)         --          (2,401)
                                                       -------       -------       -------       -------
       Net decrease in net assets from operations      $  (544)      $(1,852)      $     2       $(2,394)
                                                       =======       =======       =======       =======

1. To adjust Advisory fees to adopt the International and Income Portfolio's fee structure for the combined assets.

2. To adjust Custodian fees to adopt the Income Portfolio's fee structure for the combined assets.

3.    To eliminate duplicative Professional fees.

4. To adjust Transfer Agent and Accounting fees to adopt the International and Income Portfolio's fee structure for the combined assets.

5. To adjust filing fees to adopt the International and Income Portfolio's fee structure for the combined assets.

6. To adjust expenses voluntarily reduced for the International and Income Portfolio's fee structure for the combined assets.

(See Notes which are an integral part of the Pro Forma Combined Financial Statements)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1999

                                  (unaudited)




            SHARES (IN THOUSANDS)                                                                 MARKET VALUE (IN THOUSANDS)
     GLOBAL                         PRO                                                        GLOBAL                       PRO
   CONTRARIAN    INTERNATIONAL     FORMA                                                     CONTRARIAN    INTERNATIONAL    FORMA
    PORTFOLIO      PORTFOLIO      COMBINED            FOREIGN COMMON STOCK                   PORTFOLIO       PORTFOLIO     COMBINED
-------------  ----------------- -----------    -------------------------------------   ----------------  ---------------  ---------
                                                 JAPAN (26.3%)
                1              1           2     Advantest Corp. (12)                          $ 44            $ 55         $ 99
                1              1           2     Aiwa Co. Ltd. (11)                              17              40           57
                1              2           3     Asatsu Inc. (29)                                16              40           56
                1              3           4     Capcom Co. Ltd. (9)                             28              68           96
                1              3           4     Ebara Corp. (21)                                12              36           48
                1              1           2     Enix Corp. (9)                                  22              48           70
                1              1           2     Fujitec Co. Ltd. (4)                            10               9           19
                1              2           3     Fujitsu Ltd.(9)                                 20              40           60
                2              9          11     Furukawa Electric Co. (11)                      18              41           59
                2              4           6     Hitachi Ltd. (11)                               19              37           56
                2              5           7     Inax Corp. (4)                                  12              31           43
                1              2           3     Kao Corp. (10)                                  20              45           65
                1              1           2     Keyence Corp. (12)                              17              35           52
                1              1           2     Kyorin Pharmaceutical Co. (24)                  25              25           50
                1              1           2     Matsushita-Kotobuki Electronics (12)            17              40           57
                1              1           2     Mycal Card Inc. (15)                            23              50           73
                1              2           3     Namco Ltd. (14)                                 19              43           62
                2              4           6     Nec Corp. (12)                                  25              50           75
                3              6           9     Nikko Securities Co. Ltd. (15)                  19              39           58
                1              3           4     Nikon Corp. (12)                                16              49           65
                2              3           5     Nippon Conlux Co. Ltd. (11)                     11              16           27
                1              1           2     Nippon Broadcasting System (23)                 50              50          100
                1              3           4     Olympus Optical Co. Ltd. (12)                   15              44           59
                1              1           2     Paris Miki Inc. (23)                            16              44           60
                1              1           2     Paltek Corp. (34)                               39              51           90
                1              1           2     Rohm Co Ltd. (12)                               16              31           47
                5             14          19     Sanyo Electric Co. Ltd. (11)                    20              57           77
                1              4           5     Sharp Corp. (12)                                18              41           59
                1              1           2     Shimamura Co. Ltd. (28)                         25              68           93
                1              2           3     Shimachu (28)                                   15              35           50
                2              3           5     Shinkawa Ltd. (12)                              32              71          103
                1              1           2     Soft bank Corp. (34)                            20              81          101
                1              1           2     Sony Corp. (12)                                 65             108          173
                1              2           3     Square Co. Ltd. (12)                            29              61           90
                2              4           6     Sumitomo Forestry Co. Ltd. (4)                  16              31           47
                1              1           2     Takeda Chemical Industries (24)                 23              46           69
                1              2           3     Taiyo Yuden Co. Ltd. (12)                       16              33           49
                1              1           2     Union Tool (12)                                 22              37           59
                7             15          22   * Wako Securities Co. Ltd. (15)                   15              33           48
                                                                                          ----------   -------------   ----------
                                                                                                862           1,759        2,621
                                                                                          ----------   -------------   ----------


                                                                     (continued)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999

                                  (unaudited)




              SHARES (IN THOUSANDS)                                                               MARKET VALUE (IN THOUSANDS)
     GLOBAL                           PRO                                                      GLOBAL                        PRO
   CONTRARIAN      INTERNATIONAL     FORMA                                                   CONTRARIAN     INTERNATIONAL   FORMA
    PORTFOLIO        PORTFOLIO       COMBINED               FOREIGN COMMON STOCK              PORTFOLIO      PORTFOLIO    COMBINED
----------------- ----------------- -----------  ---------------------------------------- --------------- -------------- -----------
                                                   UNITED KINGDOM (13.7%)
                2                4           6   * Allied Domecq plc (16)                           $ 14           $ 34      $ 48
                1                1           2   * Arm Holdings plc ADR (12)                          19             37        56
                2                3           5   * Baltimore Tech. Zergo Hldgs (29)                   18             33        51
                1                1           2     Barclays (3)                                       15             32        47
                1                3           4     British Telecom plc (8)                            18             47        65
                4                9          13   * Cable & Wireless Communications (8)                42             89       131
                1                1           2   * Colt Telecom Group plc (8)                         13             31        44
                1                1           2   * Eidos plc (9)                                      15             31        46
               11               27          38     Electronics Boutique plc (12)                      16             40        56
                1                3           4   * Energis plc (8)                                    29             64        93
                2                4           6   * Future Network plc (23)                            13             27        40
                1                3           4   * Icon plc ADR (29)                                  19             54        73
                1                2           3     Logica plc (29)                                     8             20        28
                1                2           3   * National Westminister Bank (3)                     15             41        56
                3                5           8     Prudential Corp. plc (20)                          46             67       113
                2                5           7   * Reuters Group plc (23)                             29             71       100
                1                1           2   * Sage Group plc (9)                                  2              5         7
                3                7          10     Securicor plc (29)                                 26             61        87
                1                2           3   * Sema Group plc (29)                                10             21        31
                1                3           4   * Shire Pharmaceuticals Group (24)                   12             28        40
                1                3           4     Smithkline Beecham plc (24)                        16             36        52
                4               11          15   * Telewest Communications plc (8)                    17             48        65
                1                3           4   * W.H. Smith Group plc (22)                          13             27        40
                                                                                           ----------------- ----------- ---------
                                                                                                     425            944     1,369
                                                                                           ----------------- ----------- ---------
                                                   FRANCE (12.1%)
                1                1           2     Alcatel (11)                                       18             37        55
                1                1           2     Bouygues (4)                                       54             77       131
                1                3           4   * Bull Sa (9)                                        12             27        39
                1                1           2   * Club Mediterrance (14)                             16             37        53
                1                1           2     Dexia France (3)                                   31             68        99
                1                1           2     Essolor Intl. (24)                                 19             47        66
               20               48          68   * Eurotunnel Sa Esa Units (32)                       29             71       100
                1                1           2   * Infogrames Entertainment (14)                      14             31        45
                1                1           2     Labinal (11)                                       16             37        53
                1                1           2     M-6 Metropole Television (23)                      32             79       111
                1                1           2     Pernod Ricard (16)                                 13             33        46
                1                2           3   * Remy Cointreau (16)                                18             39        57
                1                1           2     Societe Du Louvre (14)                              8             20        28
                1                1           2     Television Francaise (23)                          21             41        62
                1                2           3     Thomson CSF (1)                                    36             56        92
                1                1           2     Vivendi Ex Gen Des Fuax (29)                       49            117       166
                                                                                           ----------------- ----------- ---------
                                                                                                     386            817     1,203
                                                                                           ----------------- ----------- ---------


                                                                     (continued)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999

                                  (unaudited)





               SHARES (IN THOUSANDS)                                                              MARKET VALUE (IN THOUSANDS)
     GLOBAL                                 PRO                                                GLOBAL                        PRO
   CONTRARIAN        INTERNATIONAL         FORMA                                             CONTRARIAN    INTERNATIONAL    FORMA
    PORTFOLIO          PORTFOLIO         COMBINED             FOREIGN COMMON STOCK            PORTFOLIO      PORTFOLIO     COMBINED
------------------  -----------------  --------------  -----------------------------------  -------------  -------------   --------
                                                         GERMANY (7.3%)
                1                  1               2     Bayer AG (7)                               $ 15          $ 31        $ 46
                1                  1               2   * Consors Discount Broker (15)                 15            32          47
                1                  1               2   * Intershop Communications AG (29)             14            43          57
                1                  1               2   * Kinowelt Medien AG (23)                      19            40          59
                1                  1               2     Mannesmann AG (8)                            55            74         129
                1                  1               2   * Medion AG (34)                               14            29          43
                1                  1               2     Mobilcom AG (8)                              40            87         127
                1                  1               2     Ser Systeme AG (12)                          17            45          62
                1                  1               2     Siemens AG (22)                              31            69         100
                1                  1               2   * Telegate AG (8)                              17            40          57
                                                                                               ----------  ------------   ---------
                                                                                                     237           490         727
                                                                                               ----------  ------------   ---------
                                                         CANADA (6.3%)
                1                  1               2   * Celestcia Inc. (12)                          17            39          56
                1                  1               2     Four Seasons Hotels Inc. (19)                17            44          61
                4                 10              14   * Intl Forest Producrs CL A (17)               15            37          52
                1                  1               2   * JDS Uniphase (8)                             15            33          48
                1                  2               3     Molson Cos. Ltd. CL A (16)                   15            33          48
                2                  6               8     Nexfor Inc. (17)                             15            34          49
                1                  1               2     Nortel Networks Corp. (11)                   34            83         117
                1                  1               2     Teleglobe Inc. (8)                           12            26          38
                2                  3               5   * Telesystem Intl. Wireless Inc. (8)           38            61          99
                1                  1               2   * TLC The Laser Center (24)                    18            41          59
                                                                                               ----------  ------------   ---------
                                                                                                     196           431         627
                                                                                               ----------  ------------   ---------
                                                         NETHERLANDS (3.2%)
                1                  1               2   * ASM Lithography ADR (12)                     15            30          45
                1                  1               2     Benckiser NV B Shares (10)                   23            59          82
                1                  1               2   * Equant NV Reg Shares (29)                    34            59          93
                1                  3               4     TNT Post Group NV (32)                       30            66          96
                1                  1               2     United Pan-Europe Com-Sp ADR (8)              1             3           4
                                                                                               ----------  ------------   ---------
                                                                                                     103           217         320
                                                                                               ----------  ------------   ---------
                                                         AUSTRALIA (2.2%)
                2                  5               7     Aust & NZ Banking Group Ltd. (3)             17            37          54
               15                 31              46   * Cable & Wireless Opus (8)                    33            71         104
                3                  7              10     Publishing Broadcasting (23)                 18            44          62
                                                                                               ----------  ------------   ---------
                                                                                                      68           152         220
                                                                                               ----------  ------------   ---------
                                                         SINGAPORE & MALAYSIAN (2.2%)
               10                 22              32     Clipsal Inc. Ltd. (12)                       15            34          49
                4                  9              13     Fraser & Neave Ltd. (16)                     18            40          58
               13                 30              43     Kim Eng Holding (15)                         12            28          40
                1                  3               4     Singapore Press Holding (23)                 17            51          68
                                                                                               ----------  ------------   ---------
                                                                                                      62           153         215
                                                                                               ----------  ------------   ---------




                                                                     (continued)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999


                SHARES (IN THOUSANDS)                                                            MARKET VALUE (IN THOUSANDS)
     GLOBAL                                 PRO                                               GLOBAL                       PRO
   CONTRARIAN        INTERNATIONAL         FORMA                                            CONTRARIAN    INTERNATIONAL   FORMA
    PORTFOLIO          PORTFOLIO         COMBINED             FOREIGN COMMON STOCK           PORTFOLIO      PORTFOLIO   COMBINED
------------------  -----------------  --------------  ---------------------------------  -------------- ------------- -----------
                                                         GREECE (2.2%)
                1                  1               2   * Bank of Piraeus (3)                        $ 14          $ 32        $ 46
                1                  1               2     Commercial Bank Of Greece (3)                23            47          70
                0                  0               0     EFG Eurobank (3)                              -             -           -
                1                  1               2     Lambrakis Media Group (23)                   15            35          50
                1                  2               3     Teletypos SA (8)                             14            30          44
                                                                                             ------------  ----------- -----------
                                                                                                      66           144         210
                                                                                             ------------  ----------- -----------
                                                         SWITZERLAND (2.1%)
                -                  1               1   * Distefora Holding AG (34)                     -             5           5
                1                  1               2     Publicigroupe SA (23)                        33            69         102
                1                  1               2     The Swath Group AG-Reg (28)                   6            11          17
                1                  1               2     Zurich Allied AG (20)                        20            61          81
                                                                                             ------------  ----------- -----------
                                                                                                      59           146         205
                                                                                             ------------  ----------- -----------
                                                         HONG KONG (2.0%)
                4                 10              14   * Pacific Century Ins. (20)                     3             8          11
                4                  8              12     Midland Realty Holdings Ltd. (27)             1             1           2
               13                 19              32     Smartone Telecommunications (8)              45            69         114
               16                 38              54     Wheelock & Co. (27)                          22            52          74
                                                                                             ------------  ----------- -----------
                                                                                                      71           130         201
                                                                                             ------------  ----------- -----------
                                                         ITALY (1.9%)
                5                  8              13     Class Editori Spa (23)                       41            60         101
                1                  2               3     Luxottica Group Spa Spon ADR (24)            11            26          37
                1                  2               3     Pininfarina Spa (2)                          15            37          52
                                                                                             ------------  ----------- -----------
                                                                                                      67           123         190
                                                                                             ------------  ----------- -----------
                                                         SWEDEN (1.8%)
                2                  3               5   * Modern Times Group B Shares (23)             38            63         101
                9                 19              28     Societe Europeene Comm B (8)                 25            52          77
                                                                                             ------------  ----------- -----------
                                                                                                      63           115         178
                                                                                             ------------  ----------- -----------
                                                         BRAZIL (1.7%)
                1                  2               3     Telesp Cellular Part ADR (8)                 20            48          68
                1                  2               3     Tele Norte Leste Participacoes (8)           20            39          59
                4                  9              13     Usinas Sider Minas Gerais (25)               13            30          43
                                                                                             ------------  ----------- -----------
                                                                                                      53           117         170
                                                                                             ------------  ----------- -----------
                                                         THAILAND (1.6%)
                3                  6               9     Bec World Public Co. Ltd. (23)               16            38          54
                4                 10              14   * Hana Microelectronics (12)                   12            29          41
                8                 19              27   * Thai Airways Intl Ltd. (32)                  15            37          52
                -                  4               4   * Total Access Communications (8)               -            13          13
                                                                                             ------------  ----------- -----------
                                                                                                      43           117         160
                                                                                             ------------  ----------- -----------
                                                         INDONESIA (1.1%)
                8                 18              26     PT Indosat (8)                               14            34          48
                9                 21              30     PT Semen Gresik (4)                          20            46          66
                                                                                             ------------  ----------- -----------
                                                                                                      34            80         114
                                                                                             ------------  ----------- -----------


                                                                     (continued)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 1999

                SHARES (IN THOUSANDS)                                                              MARKET VALUE (IN THOUSANDS)
     GLOBAL                                 PRO                                                 GLOBAL                     PRO
   CONTRARIAN        INTERNATIONAL         FORMA                                              CONTRARIAN  INTERNATIONAL   FORMA
    PORTFOLIO          PORTFOLIO         COMBINED           FOREIGN COMMON STOCK                PORTFOLIO    PORTFOLIO    COMBINED
------------------  -----------------  --------------    ------------------------------      ------------- ------------ -----------
                                                         FINLAND (0.9%)
                3                  7              10     Merita plc (3)                              $ 15          $ 38       $ 53
                1                  1               2     Nokian Renkaat OYJ (2)                        12            25         37
                                                                                             ------------- ------------- ----------
                                                                                                       27            63         90
                                                                                             ------------- ------------- ----------
                                                         LUXEMBOURG (0.8%)
                1                  1               2     Societe Europeene Satel ADR (23)              32            51         83
                                                                                             ------------- ------------- ----------

                                                         MEXICO (0.6%)
                1                  1               2   * Groupo Televisa SA Spons GDR (23)             18            45         63
                                                                                             ------------- ------------- ----------

                                                         DENMARK (0.3%)
                1                  1               2     Falck A/S (29)                                 8            25         33
                                                                                             ------------- ------------- ----------

                                                         NORWAY (0.1%)
                1                  1               2     Schibsted (23)                                 2             8         10
                                                                                             ------------- ------------- ----------

                                                         IRELAND (0.1%)
                1                  1               2   * Ryanair Holdings plc SP ADR (32)               3             3          6
                                                                                             ------------- ------------- ----------
                                                         TOTAL FOREIGN COMMON STOCK
                                                            (90.5%) (Cost 8,583)                  $ 2,885       $ 6,130    $ 9,015
                                                                                             ------------- ------------- ----------

               SHARES (IN THOUSANDS)                                                          MARKET VALUE (IN THOUSANDS)
     GLOBAL                                PRO                                                  GLOBAL                     PRO
   CONTRARIAN        INTERNATIONAL        FORMA                                               CONTRARIAN   INTERNATIONAL  FORMA
    PORTFOLIO          PORTFOLIO         COMBINED          US COMMON STOCK                     PORTFOLIO     PORTFOLIO   COMBINED
------------------  -----------------  --------------  --------------------------------      ------------- ------------ -----------
                                                         COMMUNICATIONS (1.7%)
                1                  1               2   * Global Telesystems Gourp Inc.               $ 36          $ 83      $ 119
                1                  1               2   * NTL Inc. Holdings Co.                         14            33         47
                                                                                             ------------- ------------- ----------
                                                         TOTAL US COMMON STOCK
                                                            (1.7%) (Cost $130)                       $ 50         $ 116      $ 166
                                                                                             ------------- ------------- ----------
                                                         TOTAL COMMON STOCK
                                                            (92.2%) (Cost $8,713)                 $ 2,935       $ 6,246    $ 9,181
                                                                                             ------------- ------------- ----------

                                                                     (continued)

          ONE FUND, INC. GLOBAL CONTRARIAN AND INTERNATIONAL PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999

                 SHARES (IN THOUSANDS)                                                              MARKET VALUE (IN THOUSANDS)
     GLOBAL                                 PRO                                                  GLOBAL
   CONTRARIAN        INTERNATIONAL         FORMA                                               CONTRARIAN  INTERNATIONAL    PRO
    PORTFOLIO          PORTFOLIO         COMBINED           FOREIGN PREFERRED STOCK            PORTFOLIO     PORTFOLIO     FORMA
------------------  -----------------  --------------    ---------------------------------  -------------- ------------   -------
                                                         AUSTRALIA (1.1%)
               22                 48              70     Village Roadshow Ltd. (14)           $       33      $   72      $   105

                                                         GERMANY (0.6%)
                1                  1               2     Wella AG (10)                                 21         40           61
                                                                                             -------------    -------     -------
                                                         TOTAL FOREIGN PREFERRED STOCK
                                                            (1.7%) (COST $167)                $        54       $ 112     $   166
                                                                                             -------------    -------     -------
                                                         TOTAL HOLDINGS (93.9%)
                                                            (COST  $8,880)(A)                 $     2,989     $ 6,358     $ 9,347
                                                                                             -------------    -------     -------
                                                         CASH & RECEIVABLES , NET OF
                                                            LIABILITIES (6.1%)                         80         531         611

                                                         TOTAL NET ASSETS (100%)              $     3,069     $ 6,889     $ 9,958
                                                                                             =============    =======     =======


(a) Also represents cost for Federal income tax purposes.

* Non-income producing securities.

Industry Classifications

 (1)   Aerospace                           (18)  Governmental
 (2)   Automotive                          (19)  Hotels
 (3)   Banking                             (20)  Insurance
 (4)   Building/Contruction                (21)  Machinery
 (5)   Capital Goods                       (22)  Maufacturing
 (6)   Cement                              (23)  Media & Publishing
 (7)   Chemicals                           (24)  Medical & Health Care
 (8)   Communications                      (25)  Metal & Mining
 (9)   Computer Products                   (26)  Packaging
(10)  Consumer Products                    (27)  Real Estate
(11)  Electrical Products                  (28)  Retailing
(12)  Electronics                          (29)  Services
(13)  Energy and Oil                       (30)  Steel
(14)  Entertainment & Leisure              (31)  Textile
(15)  Finance                              (32)  Transportation
(16)  Food & Beverage                      (33)  Utilities
(17)  Forest & Paper Products              (34)  Wholesale
                                           (35)  Miscellaneous

(See Notes which are an integral part of the Pro Forma Combined Financial Statements)

              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999

                                  (unaudited)




                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                   TAX-FREE                         PRO
                                                    INCOME         INCOME          FORMA
                                                   PORTFOLIO      PORTFOLIO       COMBINED
                                                   ---------      ---------       --------
Assets:
   Investments at value ......................      $  6,826       $  6,322       $ 13,148
   Cash in bank ..............................          --                1              1
   Dividends & accrued interest receivable ...           111            113            224
   Other .....................................             2              2              4
                                                    --------       --------       --------
      Total assets ...........................         6,939          6,438         13,377
                                                    --------       --------       --------
Liabilities:
   Payable for fund shares redeemed ..........          --               22             22
   Payable for investment management services              3              2              5
   Accrued 12b-1 fees ........................             4              3              7
   Other accrued expenses ....................            20             19             39
   Dividends payable .........................            24             28             52
                                                    --------       --------       --------
      Total liabilities ......................            51             74            125
                                                    --------       --------       --------
Net Assets:
   Paid-in capital ...........................         6,440          6,399         12,839
   Accumulated undistributed net realized loss
      on investments .........................          (111)           (35)          (146)
   Net unrealized appreciation on investments            559           --              559
                                                    --------       --------       --------
Net assets at market value ...................      $  6,888       $  6,364       $ 13,252
                                                    ========       ========       ========
Shares outstanding ...........................           632            657          1,368
Net asset value per share ....................      $  10.89       $   9.69       $   9.69
                                                    ========       ========       ========
Maximum offering price per share * ...........      $  11.23       $   9.99       $   9.99
                                                    ========       ========       ========



* Computation of offering price: $10.89/97% for the Tax-Free Income Portfolio and $9.69/97% for the Income Portfolio and Combined Portfolio.


(See Notes which are an integral part of the Pro Forma Combined Financial Statements)


              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
                     PRO FORMA COMBINED STATEMENT OPERATIONS
                          12 MONTHS ENDED JUNE 30, 1999

                                                                                       (IN THOUSANDS)
                                                                 TAX-FREE                                 PRO              PRO
                                                                  INCOME             INCOME              FORMA            FORMA
                                                                 PORTFOLIO          PORTFOLIO         ADJUSTMENTS        COMBINED
                                                                 ---------          ---------         -----------        --------

Investment income:
     Interest ................................................     $ 408              $ 471                $--            $ 879
                                                                   -----              -----                ----           -----

Expenses:
     Management fees (1) .....................................        43                 33                  (7)             69
     12b-1 fees ..............................................        18                 17                 --               35
     Custodian fees  (2) .....................................         5                  5                  (5)              5
     Directors' fees .........................................         1                  1                 --                2
     Professional fees (3) ...................................         5                  5                  (1)              9
     Transfer agent & accounting fees (4) ....................        34                 34                 (15)             53
     Filing fees (5) .........................................         8                  6                  (1)             13
     Printing, proxy and postage fees ........................         2                  2                 --                4
     Organizational expense ..................................         1               --                   --                1
     Other ...................................................      --                 --                   --             --
                                                                   -----              -----                ----           -----
       Total expenses ........................................       117                103                 (29)            191
                                                                   -----              -----                ----           -----
       Less expenses voluntarily reduced
         or reimbursed .......................................       (11)               (10)                --              (21)
                                                                   -----              -----                ----           -----
       Net expenses ..........................................       106                 93                 (29)            170
                                                                   -----              -----                ----           -----

       Net investment income .................................       302                378                  29             709
                                                                   -----              -----                ----           -----

Realized & unrealized gain (loss) on investments:
     Net realized gain on investments ........................         0                 20                 --               20
     Net decrease in unrealized appreciation
       on investments ........................................      (222)              (224)                --             (446)
                                                                   -----              -----                ----           -----
       Net loss on investments ...............................      (222)              (204)                --             (426)
                                                                   -----              -----                ----           -----

       Net decrease in net assets from operations ............     $  80              $ 174                $ 29           $ 283
                                                                   =====              =====                ====           =====




1. To adjust Advisory fees to adopt the International and Income Portfolio's fee structure for the combined assets.

2. To adjust Custodian fees to adopt the Income Portfolio's fee structure for the combined assets.

3.    To eliminate duplicative Professional fees.

4. To adjust Transfer Agent and Accounting fees to adopt the International and Income Portfolio's fee structure for the combined assets.

5. To adjust filing fees to adopt the International and Income Portfolio's fee structure for the combined assets.

(See Notes which are an integral part of the Pro Forma Combined Financial Statements)

              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1999

          FACE AMOUNT (IN THOUSANDS)                                                                 MARKET VALUE (IN THOUSANDS)
   TAX-FREE                            PRO                                                        TAX-FREE                   PRO
    INCOME           INCOME           FORMA                                                        INCOME       INCOME      FORMA
  PORTFOLIO         PORTFOLIO       COMBINED               MUNICIPAL BONDS                        PORTFOLIO    PORTFOLIO   COMBINED
---------------   --------------  --------------    ------------------------------------        -----------  ------------- --------
                                                    AIRPORT REVENUE (4.1%)
         $ 300              $ -           $ 300     Chicago Illinois Midway Airport
                                                       5.500%  01/01/29                         $       299   $         -    $ 299
           250                -             250     Chicago Illinois O'Hare Intl Airport
                                                       5.000%  01/01/13                                 240             -      240
                                                                                                ------------  ------------ --------
                                                                                                        539             -      539
                                                                                                ------------  ------------ --------
                                                    CONVENTION COMPLEX &
                                                    HOSPITALITY FACILITIES (1.6%)
           200                -             200     Metropolitan Pier & Exp ILL Hosp Facs
                                                       6.250%  07/01/17                                 209             -      209
                                                                                                ------------  ------------ --------
                                                    GENERAL OBLIGATION BONDS (5.8%)
           100                -             100     Clairborne County Mississippi
                                                       7.300%  05/01/25                                 104             -      104
           150                -             150     Commonwealth of Puerto Rico
                                                       5.500%  07/01/17                                 152             -      152
           250                -             250     Nevada State
                                                       6.600%  12/01/13                                 274             -      274
           250                -             250     State of Washington
                                                       5.000%  05/01/17                                 240             -      240
                                                                                                ------------  ------------ --------
                                                                                                        770             -      770
                                                                                                ------------  ------------ --------
                                                    HOSPITAL REVENUE (9.5%)
           250                -             250     Hawaii Department of Budget
                                                       6.000%  07/01/20                                 259             -      259
           250                -             250     Maricopa Cnty Arisona Indl Dev
                                                       5.250%  11/15/37                                 241             -      241
           250                -             250     Massachusetts St Health & Edl Facs
                                                       6.200%  10/01/16                                 265             -      265
           300                -             300     North Carolina Medical Care
                                                      Comm Healthcare Facs
                                                       5.250%  05/01/26                                 283             -      283
           200                -             200     Wisconsin St Health & Edl Facs
                                                       6.125%  11/15/15                                 212             -      212
                                                                                                ------------  ------------ --------
                                                                                                      1,260             -    1,260
                                                                                                ------------  ------------ --------
                                                    INSURED BONDS (8.3%)
           250                -             250     Matagorde Cnty Texas Nav Dist#1
                                                       6.700%  03/01/27 (AMBAC)                         267             -      267
           250                -             250     Metropolitan Atlanta Rapid Trans
                                                       6.800%  07/01/14 (MBIA)                          280             -      280
           250                -             250     New York State Med Care Facs
                                                       6.750%  08/15/14 (AMBAC)                         281             -      281
           250                -             250     Pennsylvania Intergvt Coop
                                                       6.750%  06/15/21 (FGIC)                          278             -      278
                                                                                                ------------  ------------ --------
                                                                                                      1,106             -    1,106
                                                                                                ------------  ------------ --------

              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999

          FACE AMOUNT (IN THOUSANDS)                                                                 MARKET VALUE (IN THOUSANDS)
   TAX-FREE                            PRO                                                        TAX-FREE                   PRO
    INCOME           INCOME           FORMA                                                        INCOME       INCOME      FORMA
  PORTFOLIO         PORTFOLIO       COMBINED               MUNICIPAL BONDS                        PORTFOLIO    PORTFOLIO   COMBINED
---------------   --------------  --------------    ------------------------------------        -----------  ------------- --------
                                                    HOUSING REVENUE (1.2%)
         $ 150              $ -           $ 150     Alaska St Housing Fin Corp
                                                       5.875% 12/01/24                          $        156  $         -  $    156
                                                                                                ------------  ------------ --------
                                                    POLLUTION CONTROL &
                                                    INDUSTRIAL REVENUE (5.9%)
           250                -             250     Lawrenceburg, Indiana
                                                       5.900% 11/01/19                                  251             -       251
           250                -             250     Richland County, S Carolina
                                                       6.550% 11/01/20                                  267             -       267
           250                -             250     West Feliciana, Louisiana
                                                       8.000% 12/01/24                                  258             -       258
                                                                                                ------------  ------------ --------
                                                                                                        776             -       776
                                                                                                ------------  ------------ --------
                                                    POWER REVENUE (9.6%)
           250                -             250     Jacksonville Florida Electric
                                                       5.500% 10/01/14                                  253             -       253
           250                -             250     N Carolina Eastern Power System
                                                       6.000%  01/01/22                                 253             -       253
           250                -             250     Salt River Arizona Project Power
                                                       5.000%  01/01/13                                 247             -       247
           200                -             200     Southern California Public Power
                                                       6.000%  07/01/18                                 205             -       205
           300                -             300     Washington St Pub Pwr Sys Nuclear
                                                       5.700%  07/01/12                                 310             -       310
                                                                                                ------------  ------------ --------
                                                                                                      1,268             -     1,268
                                                                                                ------------  ------------ --------
                                                    SCHOOL REVENUE (2.0%)
           250                -             250     Clark Cnty Nevada School District
                                                       7.000% 06/01/09                                  266             -       266
                                                                                                ------------  ------------ --------

                                                    TRANSPORTATION REVENUE (1.7%)
           250                -             250     Central Pudget Sound RTA
                                                       Washington
                                                       4.750% 02/01/28                                  222             -       222
                                                                                                ------------  ------------ --------

                                                    WATER REVENUE (1.8%)
           250                -             250     Metropolitan Water District of
                                                       S. California
                                                       5.500% 07/01/13                                  254             -       254
                                                                                                ------------  ------------ --------

                                                    TOTAL MUNICIPAL BONDS
                                                       (51.5%) (Cost  $6,267)                   $      6,826   $         -  $  6,826
                                                                                                ------------  ------------ --------

                                                                     (continued)

              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999





          FACE AMOUNT (IN THOUSANDS)                                                                 MARKET VALUE (IN THOUSANDS)
   TAX-FREE                            PRO                                                        TAX-FREE                   PRO
    INCOME           INCOME           FORMA                                                        INCOME       INCOME      FORMA
  PORTFOLIO         PORTFOLIO       COMBINED              LONG-TERM BONDS & NOTES                 PORTFOLIO    PORTFOLIO   COMBINED
---------------   --------------  --------------    ------------------------------------        -----------  ------------- --------
                                                    GOVERNMENT (6.9%)
           $ -            $ 900           $ 900     U.S. Treasury Note
                                                       6.375%  08/15/02                         $         -   $        917  $   917
                                                                                                ------------  ------------  -------

                                                    CHEMICALS (4.0%)
             -              250             250     Lyondell Chemicals Inc.    (144A)
                                                       9.625%  05/01/07                                   -           258      258
             -              300             300     Mississippi Chemical Corp.
                                                       7.250%  11/15/07                                   -           270      270
                                                                                                ------------  ------------  -------
                                                                                                          -           528      528
                                                                                                ------------  ------------  -------
                                                    COMMUNICATIONS (0.8%)
             -              100             100     Comcast Cable Communications
                                                       8.375%  05/01/07                                   -           107      107
                                                                                                ------------  ------------  -------

                                                    COMPUTER & RELATED (1.9%)
             -              250             250     IBM Corp.
                                                       7.250%  11/01/02                                   -           258      258
                                                                                                ------------  ------------  -------

                                                    DRUGS (2.2%)
             -              300             300     Watson Pharmaceuticals Inc.
                                                       7.125%  05/15/08                                   -           288      288
                                                                                                ------------  ------------  -------

                                                    FORESTRY & PAPER PRODUCTS (1.9%)
             -              250             250     ITT Rayonier Inc.
                                                       7.500%  10/15/02                                   -           257      257
                                                                                                ------------  ------------  -------

                                                    HOTEL/LODGING (5.6%)
             -              200             200     Hilton Hotels Corp.
                                                       7.200%  12/15/09                                   -           192      192
             -              300             300     ITT Destinations Inc.
                                                       6.750%  11/15/05                                   -           272      272
             -              300             300     Mirage Resorts Inc.
                                                       6.750%  02/01/08                                   -           280      280
                                                                                                ------------  ------------  -------
                                                                                                          -           744      744
                                                                                                ------------  ------------  -------
                                                    MEDICAL & RELATED (1.9%)
             -              250             250     Bergen Brunswig Corp.
                                                       7.375%  01/15/03                                   -           251      251
                                                                                                ------------  ------------  -------



                                                                     (continued)

              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999



          FACE AMOUNT (IN THOUSANDS)                                                                 MARKET VALUE (IN THOUSANDS)
   TAX-FREE                            PRO                                                        TAX-FREE                   PRO
    INCOME           INCOME           FORMA                                                        INCOME       INCOME      FORMA
  PORTFOLIO         PORTFOLIO       COMBINED              LONG-TERM BONDS & NOTES                 PORTFOLIO    PORTFOLIO   COMBINED
---------------   --------------  --------------    ------------------------------------        -----------  ------------- --------
                                                    OIL, ENERGY & NATURAL GAS (4.2%)
           $ -            $ 200           $ 200     PDV America, Inc.
                                                       7.875%  08/01/03                         $     -    $         196   $   196
             -              100             100     Seagull Energy
                                                       7.875%  08/01/03                               -              100       100
             -              250             250     Tenneco Inc.
                                                       8.075%  10/01/02                               -              257       257
                                                                                                --------   --------------  --------
                                                                                                      -              553       553
                                                                                                --------   --------------  --------
                                                    REAL ESTATE (1.5%)
             -              200             200     Avalon Properties Inc.
                                                       7.375%  09/15/02                               -              201       201
                                                                                                --------   --------------  --------
                                                    TEXTILES & RELATED (1.9%)
             -              250             250     Fruit of the Loom Corp.
                                                       7.875%  10/15/99                               -              250       250
                                                                                                --------   --------------  --------
                                                    TRANSPORTATION & EQUIPMENT (3.3%)
             -              200             200     ABC Rail Product Corp.
                                                       8.750%  12/01/04                               -              188       188
             -              250             250     Illinois Central Gulf Railroad
                                                       6.750%  05/15/03                               -              252       252
                                                                                                --------   --------------  --------
                                                                                                      -              440       440
                                                                                                --------   --------------  --------
                                                    UTILITIES (6.9%)
             -              250             250     El Paso Electric Co.
                                                       8.900%  02/01/06                               -              268       268
             -              200             200     Niagra Mohawk Power Corp.
                                                       7.750%  10/01/08                               -              206       206
             -              137             137     Puget Power
                                                       6.450%  04/11/05                               -              137       137
             -              300             300     Texas Utilities Electric
                                                       7.480%  01/01/17                               -              305       305
                                                                                                --------   --------------  --------
                                                                                                      -              916       916
                                                                                                --------   --------------  --------
                                                    TOTAL LONG-TERM BONDS & NOTES
                                                       (43.1%) (COST  $5,717)                   $     -          $ 5,710   $ 5,710
                                                                                                --------   --------------  --------





                                                                     (continued)

              ONE FUND, INC. TAX-FREE INCOME AND INCOME PORTFOLIOS
             PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1999

        SHARE AMOUNT (IN THOUSANDS)                                                              MARKET VALUE (IN THOUSANDS)
   TAX-FREE                            PRO                                                 TAX-FREE                          PRO
    INCOME           INCOME           FORMA                                                 INCOME           INCOME         FORMA
  PORTFOLIO         PORTFOLIO       COMBINED                PREFERRED STOCK                PORTFOLIO        PORTFOLIO     COMBINED
---------------   --------------  --------------    ------------------------------------ --------------   --------------  ---------
                                                    UTILITIES (2.9%)
             -                8               8     GTE Delaware
                                                       8.750%  Series B                  $           -    $         203   $    203
             -                7               7     Connecticut Light, Power & Capital
                                                       9.300%  Series A                              -              179        179
                                                                                         --------------   --------------  ---------
                                                    TOTAL PREFERRED STOCK
                                                       (2.9%) (Cost  $375)               $           -    $         382   $     382
                                                                                         --------------   --------------  ---------



          FACE AMOUNT (IN THOUSANDS)                                                              MARKET VALUE (IN THOUSANDS)
   Tax-Free                            Pro                                                 Tax-Free                          Pro
    Income           Income           Forma                                                 Income           Income         Forma
  Portfolio         Portfolio       Combined                 Short-Term Notes              Portfolio        Portfolio     Combined
---------------   --------------  --------------    ------------------------------------ --------------   --------------  ---------
                                                    FINANCIAL SERVICES (1.7%)
                                                    Household Finance
           $ -            $ 230           $ 230        5.450%  07/01/99                  $           -    $         230   $   230
                                                                                         --------------   --------------  --------
                                                    TOTAL SHORT-TERM NOTES
                                                      (1.7%) (Cost $230)                 $           -    $         230   $   230
                                                                                         --------------   --------------  --------
                                                    TOTAL HOLDINGS (99.2%)
                                                       (Cost  $12,589) (a)               $       6,826    $       6,322   $13,148
                                                                                         --------------   --------------  --------
                                                    CASH & RECEIVABLES, NET OF
                                                      Liabilities (0.8%)                            62               42       104

                                                    TOTAL NET ASSETS (100.0%)            $       6,888    $       6,364   $13,252
                                                                                         ==============   ==============  ========


(See Notes which are an integral part of the Pro Forma Combined Financial Statements)

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------


1.  BASIS OF COMBINATION

The pro forma combined statement of assets and liabilities, including the pro forma combined schedule of investments, reflect the accounts of the International Portfolio, the Global Contrarian Portfolio, the Tax-Free Income Portfolio and the Income Portfolio (collectively "the Portfolios") as of June 30, 1999 and the related pro forma combined statement of operations for the 12 month period ended June 30, 1999.

The pro forma combined financial statements give effect to the proposed transfer of the assets and liabilities of the Global Contrarian Portfolio in exchange for shares of the International Portfolio and transfer of the assets and liabilities of the Tax-Free Income Portfolio for shares of the Income Portfolio. Under the terms of the Plan of Merger and Liquidation between the portfolios (the "Plan"), the combination of the Global Contrarian Portfolio into the International Portfolio will be accounted for by the method of accounting for tax free mergers of investment companies. The acquisition will be accomplished by an exchange of all outstanding shares of the Global Contrarian Portfolio for shares of the International Portfolio. Accordingly, the historical cost of investment securities will be carried forward to the surviving Portfolio and the results of operations of the surviving Portfolio for the pre-combining periods will not be restated.

The Global Contrarian and the International have identical investment objectives, which remain unchanged as a result of the combination

Under the terms of the Plan of Merger and Liquidation between the portfolios (the "Plan"), the combination of the Tax-Free Income Portfolio into the Income Portfolio will not qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code. However, no gain or loss will be recognized by either portfolio or its shareholders in connection with the merger and the tax cost basis of the Income Portfolio shares received by Tax-Free Income Portfolio shareholders will equal the tax basis of their shares in the Tax Free Income Portfolio. The acquisition will be accomplished by an exchange of all outstanding shares of the Tax-Free Income Portfolio for shares of the Income Portfolio. Accordingly, the historical cost of investment securities will be carried forward to the surviving Portfolio and the results of operations of the surviving Portfolio for the pre-combining periods will not be restated.

The Tax-Free Income Portfolio and Income Portfolios have similar investment objectives other than the fact that the Tax-Free Income Portfolio seek returns that are exempt from federal and state income tax.

The pro forma financial statements should be read in conjunction with the historical financial statements of each Portfolio, which are attached and made a part of this registration statement. The pro forma combined statement of assets and liabilities has been prepared as if the combination had taken place June 30, 1999. Certain amounts have been reclassified to conform to current presentation.

------------------------------------------------------------


2.  PRO FORMA OPERATIONS

The pro forma combined statement of operation assumes similar rates of gross investment income from the investments of each Portfolio. Accordingly, the combined gross investment income is equal to the sum of the gross investment income of each Portfolio.

Pro forma operating expenses reflect the expected expenses of the portfolio assuming combination of the portfolios for the 12-month period ended June 30, 1999. As such, the pro forma fees for investment advisory, custodian, professional, transfer agent and accounting, filing and expenses voluntarily reduced or reimbursed calculated based on the fee schedules in effect at June 30, 1999.

3.  PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

Assuming normal market conditions, the investment advisor does not expect to divest significant amounts of combined portfolio holdings.

4.  SURVIVING ENTITY

The Income and International Portfolios will be the surviving entities for accounting purposes. This determination was based upon the reflective size of each Portfolio and that the surviving Portfolio will be managed by the Adviser employing the Portfolio's current investment objectives, policies and restrictions.

                         PLAN OF MERGER AND LIQUIDATION



This plan of merger and liquidation has been entered into on the twentieth day of May, 1999, by ONE Fund, Inc. ("ONE Fund"), a Maryland corporation, on behalf of its Global Contrarian and Tax-Free Income portfolios (the "Liquidating portfolios") and its International and Income portfolios (the "Surviving portfolios").

Whereas, ONE Fund is a registered investment company under the Investment Company Act of 1940 as amended (the "1940 Act");

Whereas the Board of Directors of ONE Fund has determined that the transactions described herein are in the best interests of the shareholders of each of the Liquidating portfolios and Surviving portfolios;

Whereas the Board of Directors has determined that the transactions described herein will not dilute the interests of any shareholder of the Liquidating portfolios and the Surviving portfolios;

Whereas paragraph (2)(e) of Article Sixth of ONE Fund's Articles of Incorporation provides for the equitable liquidation of any particular class of the common stock of ONE Fund;

Whereas the Board of Directors has agreed that the Global Contrarian portfolio should be merged into the International portfolio, and that the Tax-Free Income portfolio should be merged into the Income portfolio; and

Whereas the Board of Directors has recommended that this plan of merger and liquidation be approved by the shareholders of each of the Liquidating portfolios,

Now, therefore, all the assets, liabilities and interests of the Liquidating portfolios shall be transferred on the closing date to the corresponding Surviving portfolios as described below, provided, however, that these transactions shall not be effected as to either Liquidating portfolio unless and until this plan shall have first been approved by a majority of the shareholders of that portfolio as provided in ONE Fund's By-laws.

1. The closing date shall be a day on which ONE Fund is open for business and the New York Stock Exchange is open for unrestricted trading. It shall be a day determined by ONE Fund's management as soon as practicable after approval of this plan by the Liquidating portfolios' shareholders.

2. On or before the closing date, and prior to effecting the transactions, ONE Fund shall have received a satisfactory written opinion of legal counsel that the transactions described herein shall qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

3. On the closing date, prior to the effecting of the transactions described in paragraph 4 below, each of the Liquidating portfolios shall distribute and pay to its respective shareholders of record, dividends representing substantially all of the portfolios' undistributed income and net realized capital gains, if any.

4. In exchange for all of his or her shares of the Liquidating portfolios, each shareholder of a Liquidating portfolio shall receive a number of shares, including fractional shares, of the corresponding Surviving portfolio equal in dollar value to the number of whole and fractional shares that shareholder owns in the Liquidating portfolio. Each shareholder of a Liquidating portfolio shall thereupon become a shareholder in the corresponding Surviving portfolio.

5. For purposes of these transactions, the shares of each portfolio shall be determined as of 4:00 p.m., eastern time, on the closing date. Those valuations shall be made in the usual manner as provided in ONE Fund's prospectus.

6. Upon completion of the foregoing transactions, both of the Liquidating portfolios shall be terminated and no further shares of common stock shall be issued by either of them. The classes of ONE Fund's common stock, par value one-tenth of a cent ($0.001) per share, representing the Liquidating portfolios shall thereupon be closed and the shares previously authorized for those classes may be reclassified by the Board of Directors as provided in Article Fifth of ONE Fund's Articles of Incorporation. ONE Fund's Board of Directors and management shall take whatever actions are necessary under Maryland law and the 1940 Act to effect the termination of the Liquidating portfolios.

7. As provided in the Investment Advisory Agreement, the costs and expenses of these transactions, including the preparation, filing, printing and mailing of proxy solicitation material, disclosure documents and related legal fees shall be borne by each of the Liquidating portfolios and Surviving portfolios pro rata based upon the total amount of net assets of each portfolio as a fraction of the total net assets of all four portfolios at the time any such costs and expenses are paid.

In witness whereof, ONE Fund, on behalf of each of the Liquidating portfolios and Surviving portfolios, has caused this plan of merger and liquidation to be executed and attested in the City of Montgomery, State of Ohio, on the date first written above.


ONE FUND, INC.


By: /s/ John J. Palmer
   ----------------------------------------
       John J. Palmer, President


Attest:

/s/ Ronald L. Benedict
-------------------------------------------
     Ronald L. Benedict, Secretary

                            PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.
          ----------------

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceedings, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant. Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

ITEM 16.  EXHIBITS.
          ---------

(1)(a) Articles of Incorporation of the Registrant, as filed in the Maryland State Department of Assessments and Taxation on April 24, 1992, were filed as Exhibit (1) to the Registrant's Form N-1A on May 18, 1992 (File No. 33-47811).

(1)(b) Articles of Amendment of the Registrant, as filed in the Maryland State Department of Assessments and Taxation on July 28, 1992, were filed as Exhibit (1)(b) to pre-effective amendment no. 2 to the Registrant's Form N-1A on July 27, 1992 (File No. 33-47811).

(1)(c) Articles Supplementary of the Registrant, as filed in the Maryland State Department of Assessments and Taxation on December 30, 1992, were filed as Exhibit (1)(c) to post-effective amendment no. 1 to the Registrant's Form N-1A on February 16, 1993 (File No. 33-47811).

(1)(d) Articles Supplementary of the Registrant, as filed in the Maryland State Department of Assessments and Taxation on September 29, 1994, were filed as Exhibit (1)(d) to post-effective amendment no. 6 to the Registrant's Form N-1A on May 4, 1995 (File No. 33-47811).

(1)(e) Articles Supplementary of the Registrant, as filed in the Maryland State Department of Assessments and Taxation on September 16, 1996, were filed as Exhibit (1)(e) to post-effective amendment no. 9 to the Registrant's Form N-1A on November 12, 1996 (File No. 33-47811).

(2) By-Laws of the Registrant, as amended by the Board of Directors on December 10, 1992, were filed as Exhibit (2) to post-effective amendment no. 1 to the Registrant's Form -1A (File No. 33-47811) on February 16, 1993.

(3)           None

(4) Copy of Form of Plan of Merger and Liquidation (included as an appendix to the Prospectus/Proxy Statement which is part of this Registration Statement on Form N-14).

(5)(a) Specimen copy of certificated securities of the Income Portfolio was filed as Exhibit (4) to Registrant's Form N-1A (File No. 33-47811) on May 18, 1992.

(5)(b) Specimen copy of certificated securities of the International Portfolio was filed as Exhibit (4)(a) to post-effective amendment no. 2 to the Registrant's Form N-1A (File No. 33-47811) on February 26, 1993.

(5)(c) Specimen copies of certificated securities of the Tax-Free Income and Global Contrarian Portfolios were filed as Exhibit (4)(b) to post-effective amendment no. 5 to the Registrant's Form N-1A (File No. 33-47811) on September 1, 1994.

(6)(a) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc. dated May 1, 1996 was filed as Exhibit
              (5) to post-effective amendment no. 8 to the Registrant's on Form N-1A (File No. 33-47811) on August 21, 1996.

(6)(b) Sub-Advisory Agreement (for the Global Contrarian and International Portfolios) between Ohio National Investments, Inc. and Federated Global Investment Management Corp.

(6)(c) Schedule A, amended October 31, 1996, to the Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc. dated May 1, 1996 was filed as Exhibit (5)(b)(1) to post-effective amendment no. 9 to the Registrant's Form N-1A (File No. 33-47811) on November 12, 1996.

(7) Principal Underwriting Agreement between the Registrant and Ohio National Equities, Inc. was filed as Exhibit (6) to post-effective amendment no. 10 to the Registrant's Form N-1A (File No. 33-47811) on April 30, 1997.

(8)           None

(9)(1) Custodian Agreement dated May 12, 1992 between the Registrant and The Provident Bank was filed as Exhibit (8) to Registrant's Form -1A (File No. 33-47811) on May 18, 1992.

(9)(2) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a) to post-effective amendment no. 3 to Registrant's Form N-1A (File No. 33-47811) on April 29, 1993.

(10) Rule 12b-1 Plan was filed as Exhibit (15) to Registrant's Form N-1A (File No. 33-47811) on May 18, 1992.

(11) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.

(12) Opinion and consent of counsel regarding certain tax matters and consequences to shareholders.

(13)(a) Agency Agreement dated May 12, 1992 between the Registrant and The Provident Bank was filed as Exhibit (9)(a) to the Registrant's Form N-1A (File No. 33-47811) on May 18, 1992.

(13)(b) Repurchase Transactions, Terms and Conditions (master agreement) dated May 12, 1992 between the Registrant and The Provident Bank was filed as Exhibit (9)(b) to the Registrant's Form N-1A (File No. 33-47811) on May 18, 1992.

(13)(c) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company dated May 1, 1996 was filed as Exhibit (9)(c) to post-effective amendment no. 8 to the Registrant's Form N-1A (File No. 33-47811) on August 21, 1996.

(13)(d) Joint Insured Agreement among the Registrant, Ohio National Fund, Inc. and Ohio National Investments, Inc. dated May 1, 1996 was filed as Exhibit (9)(d) to post-effective amendment no. 8 to the Registrant's Form N-1A (File No. 33-47811) on August 21, 1996.

(13)(e) Engagement Letter of KPMG Peat Marwick as independent auditors for the Registrant was filed as Exhibit (9)(e) to the Registrant's Form N-1A (File No. 33-47811) on May 18, 1992.

(13)(f) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit
              (9)(f) to post-effective amendment no. 4 to the Registrant's Form N-1A (File No. 33-47811) on September 2, 1993.

(14)(a)       Consent of KPMG LLP.

(14)(b)       Consent of Jones & Blouch L.L.P.

(14)(c)       Consent of Ronald L. Benedict, Esq.

(15)          None

(16)          None

(17)          None

ITEM 17.  UNDERTAKINGS.
          -------------

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf by the registrant in the City of Cincinnati and State of Ohio on the 1st day of September, 1999.


                                                 ONE FUND, INC.

                                                 By /s/ John J. Palmer
                                                    ----------------------------
                                                    John J. Palmer, President

Attest    /s/ Ronald L. Benedict
         -----------------------------
         Ronald L. Benedict, Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                               Date

/s/ John J. Palmer                          President and Director              September 1, 1999
-----------------------------------
John J. Palmer

/s/ Dennis R. Taney                         Treasurer                           September 1, 1999
---------------------------------
Dennis R. Taney

/s/ Ronald L. Benedict                      Director                            September 1, 1999
--------------------------------
Ronald L. Benedict

/s/ George E. Castrucci                     Director                            September 1, 1999
--------------------------------
George E. Castrucci

/s/ Ross Love                               Director                            September 1, 1999
--------------------------------
Ross Love

/s/ George M. Vredeveld                     Director                            September 1, 1999
-----------------------------
George M. Vredeveld

                                  EXHIBIT INDEX


Exhibit
Number
-------

(4) Copy of Form of Plan of Merger and Liquidation (included as an appendix to the Prospectus/Proxy Statement which is part of this Registration Statement on Form N-14).

(6)(b) Sub-Advisory Agreement (for the Global Contrarian and International Portfolios) between Ohio National Investments, Inc. and Federated Global Investment Management Corp.

(11) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.

(12) Opinion and consent of counsel regarding certain tax matters and consequences to shareholders discussed in the prospectus.





(14)(a)       Consent of Jones & Blouch L.L.P.

(14)(b)       Consent of Ronald L. Benedict, Esq.